UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2022

Date of reporting period: 03/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2022

2022 Annual Report

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio

•	BATS: Series C Portfolio

•	BATS: Series E Portfolio

•	BATS: Series M Portfolio

•	BATS: Series P Portfolio

•	BATS: Series S Portfolio

•	BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. The corporate bond market also faced inflationary headwinds, although the improving economy assuaged credit concerns and high-yield corporate bonds consequently declined less than investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. Sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	5.92%	15.65%
U.S. small cap equities (Russell 2000® Index)	(5.55)	(5.79)
International equities (MSCI Europe, Australasia, Far East Index)	(3.38)	1.16
Emerging market equities (MSCI Emerging Markets Index)	(8.20)	(11.37)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.04)	(3.31)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(5.92)	(4.15)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(5.55)	(4.47)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.16)	(0.66)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2022	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund outperformed its broad-based benchmark, the Bloomberg U.S. Universal Index, as well as its “Reference Benchmark” consisting of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributions to the Fund’s performance over the period were led by an allocation to collateralized loan obligations (“CLOs”), particularly AAA-rated paper. Indexed exposure to commercial mortgage-backed securities (“CMBS”) and an allocation to legacy (issued pre-2008 financial crisis) non-agency residential mortgage-backed securities (“RMBS”), particularly senior subprime paper, also contributed to performance.

Holdings of non-legacy, non-agency RMBS, asset-backed securities (“ABS”) and CMBS detracted from performance over the reporting period. Some of the larger detractors from performance included exposure to unsecured consumer loans within ABS as well as senior conduit and single-asset, single-buyer issues within CMBS.

Describe recent portfolio activity.

The Fund rotated opportunistically between securitized assets subsectors during the reporting period, taking advantage of spread widening and market volatility. The Fund increased its allocations to non-agency RMBS, CLOs and ABS, while decreasing its allocation to CMBS.

The Fund’s cash position averaged 5.7% during the period but did not have a material impact on performance. The cash position was maintained in order to be able to opportunistically rotate into advantageous positions.

Describe portfolio positioning at period end.

The Fund ended the period underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight ABS and CMBS relative to the benchmark and had out-of-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series A Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on September 21, 2015.

(a)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(b)

Bloomberg U.S. Universal Index (formerly Bloomberg Barclays U.S. Universal Index), an index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

(c)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
BATS: Series A Portfolio	(0.59)%	3.40%	4.40%
Bloomberg U.S. Universal Index	(4.23)	2.31	2.49
Reference Benchmark	(3.59)	2.18	2.17

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 974.70	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2022 (continued)	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Asset-Backed Securities	55%
Non-Agency Mortgage-Backed Securities	42
U.S. Government Sponsored Agency Securities	3
Floating Rate Loan Interests	—	(b)
Corporate Bonds	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	32%
AA/Aa	5
A	5
BBB/Baa	3
BB/Ba	5
B	3
CCC/Caa	2
CC/Ca	2
C	1
N/R	42

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of March 31, 2022	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund outperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s underweight positions in the financials, utilities and healthcare sectors contributed to performance, as did an overweight in independent energy. Overweights in the information technology, cable & satellite and automotive industries detracted.

Describe recent portfolio activity.

Early in the period, activity was centered on selectively increasing credit risk, with a focus on relative value, tactical yield curve positioning and opportunities in the primary market. The largest sub-sector increases were in technology and communications, as well as in cyclical areas such as retail and automotive. The investment adviser reduced the Fund’s allocation to banks, particularly U.K. and European issuers, amid expectations that high new-issue supply would cause yield spreads to widen. Nevertheless, the sector remained the Fund’s top overweight.

The investment adviser reduced risk in late 2021. However, it began adding risk back to the portfolio mid-way through the first calendar quarter of 2022 as the Russia/Ukraine conflict escalated and the market softened. The investment adviser continued to add risk in March 2022 via the new-issue market. Its new purchases were focused on adding resiliency to the portfolio, mainly through additions in sectors that the team believed had below-average sensitivity to an economic slowdown. These included non-cyclicals, such as communications and utilities.

The Fund had a bias toward a short duration (below-benchmark interest-rate sensitivity) for much of the period, but the investment adviser moved to a neutral duration by the end of March 2022.

Describe portfolio positioning at period end.

The Fund’s leading overweight positions were in the banking, technology, automotive and midstream energy sectors, while its largest underweights were in sovereigns, media, entertainment and pharmaceuticals. The Fund’s duration was roughly in line with the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2022 (continued)	BATS: Series C Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

Bloomberg U.S. Credit Index (formerly Bloomberg Barclays U.S. Credit Index), an index that measures the investment grade, US dollar-denominated ,fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series C Portfolio	(3.88)%	3.71%	4.05%
Bloomberg U.S. Credit Index	(4.16)	3.18	3.44

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 928.70	$ 0.07		$ 1,000.00	$ 1,024.86	$ 0.05		0.01%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	89%
Preferred Securities	3
U.S. Treasury Obligations	3
Foreign Government Obligations	2
Municipal Bonds	2
Foreign Agency Obligations	1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	4%
AA/Aa	5
A	29
BBB/Baa	60
BB/Ba	2

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2022	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund outperformed both its broad-based benchmark, the Bloomberg Municipal High Yield Bond Index and its customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index the (“Customized Reference Benchmark”). The Fund also outperformed its former broad-based benchmark, the S&P® Municipal Bond Index and its former customized weighted index comprised of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Income was the largest contributor to performance at a time in which bond prices generally declined. The Fund employed derivatives primarily through the use of U.S. Treasury futures to manage interest rate risk. Since Treasury yields rose in response to the Fed’s shift to tighter monetary policy, this strategy contributed to Fund performance for the period. (Prices and yields move in opposite directions.) The Fund also benefited from various investments in distressed Puerto Rico obligations, which performed well as the territory emerged from bankruptcy. Positions in non-investment grade bonds, particularly BB rated and unrated securities, were an additional source of positive relative performance. At the sector level, security selection in tobacco and state tax-backed issues added value.

On the other hand, the Fund’s long duration positioning detracted in the rising-rate environment. (Duration is a measure of interest-rate sensitivity.) Holdings in investment-grade bonds underperformed in relation to high-yield debt. Positioning in the transportation, health care and education sectors also hurt relative performance, as did the Fund’s modest use of leverage.

Describe recent portfolio activity.

The investment adviser used periods of market strength to rotate out of less favored credits and structures. It also sought to capitalize on bespoke opportunities where it could structure deals to its liking and purchase them in their entirety, primarily in the charter schools sector. The Fund maintained its long duration positioning, with concentrations in the long end of the curve (bonds with maturities of 20 years and above).

The investment adviser picked up its tax-loss harvesting activity in the final months of the period as bond prices moved materially lower. In some cases, the investment adviser team took the opportunity to add back to positions at higher yields. The investment adviser favored a higher-quality bias during this time, with a preference for investment-grade securities over high yield issues.

Describe portfolio positioning at period end.

The Fund’s duration (interest-rate sensitivity) was above that of the index since valuations looked much more attractive after the recent sell-off and yield-spread widening. The Fund remained overweight in longer-term bonds, specifically those with maturities of 20 years and above. The Fund was also overweight in investment-grade bonds. Cash reserves remained on the lighter side, and the investment adviser maintained strategies designed to mitigate interest-rate risk. Notable sector-level overweights included transportation and education (led by charter schools). State tax-backed and school districts were the largest underweight positions, highlighting the investment adviser’s preference for revenue sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series E Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on August 4, 2014.

(a)	The Fund will invest in investment grade and non-investment grade municipal bonds.
(b)

An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Reference Benchmark to Bloomberg Municipal High Yield Bond Index and the Customized Reference Benchmark. The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Customized Reference Benchmark commenced on September 30, 2016.

(c)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(d)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
BATS: Series E Portfolio	(1.07)%	5.64%	5.99%
Bloomberg Municipal High Yield Bond Index	(1.35)	5.25	5.27
Customized Reference Benchmark(c)	(3.39)	3.49	N/A
S&P® Municipal Bond Index	(3.61)	2.57	2.75
Reference Benchmark	(2.72)	4.40	4.72(d)

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The Customized Reference Benchmark commenced on September 30, 2016.

(d)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value, the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2022 (continued)	BATS: Series E Portfolio

Expense Example

Actual						Hypothetical 5% Return
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(b)
$ 1,000.00	$ 944.00	$ 0.18		$ 0.00		$ 1,000.00	$ 1,024.75	$ 0.20		$ 1,024.90	$ 0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	29%
Education	19
Health Care	17
Transportation	15
Utilities	8
Tobacco	6
Housing	6

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments
AAA/Aaa	1%
AA/Aa	10
A	15
BBB/Baa	11
BB/Ba	10
B	2
N/R	51

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

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Fund Summary as of March 31, 2022	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund underperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Detractors from the Fund’s relative performance over the period included holdings of agency mortgage-backed security (“MBS”) derivatives including interest-only and principal-only instruments, as well as agency collateralized mortgage obligations (“CMOs”).

The largest contributors to the Fund’s performance were out-of-benchmark allocations, such as those to commercial mortgage-backed securities (“CMBS”). The Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”) versus the benchmark also contributed positively. The Fund’s active positioning with respect to duration (and corresponding interest rate sensitivity) was additive as well.

Describe recent portfolio activity.

The Fund’s CMBS allocation was increased primarily in AAA conduit paper and single-asset, single-borrower deals. Allocations to fixed rate CMOs were little changed over the period. Within agency MBS, the Fund’s allocation to TBAs was decreased after having been heavily underweight specified pools versus an overweight in TBAs throughout 2021.

The Fund’s cash position was elevated during much of the period and ended the period at 16.4% as the investment adviser sought to maintain liquidity and preserve capital. The Fund’s cash position did not have a material impact on the Fund’s performance for the period.

Describe portfolio positioning at period end.

The Fund remained constructive on agency MBS on the view that the sector is poised to benefit from a reprieve in the historically elevated level of interest rate volatility observed over the first quarter of 2022. Entering March 2022, nominal agency MBS spreads were at their widest in a decade (excepting March 2020 as the pandemic emerged). The Fund favored higher-coupon specified pools that provide a more stable cash flow relative to equivalent TBAs for the same nominal spread. Within the Fannie Mae coupon stack, the Fund maintained an up-in-coupon position along with an underweight in 15-year relative to 30-year mortgages given historically tight valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2022 (continued)	BATS: Series M Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)

Bloomberg MBS Index (formerly Bloomberg Barclays MBS Index), this unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series M Portfolio	(4.98)%	1.81%	2.36%
Bloomberg MBS Index	(4.92)	1.36	1.70

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 942.60	$ 0.03		$ 1,000.00	$ 1,024.90	$ 0.05		0.01%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series M Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
U.S. Government Sponsored Agency Securities	90%
Non-Agency Mortgage-Backed Securities	10
Asset-Backed Securities	—(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(c)
AAA/Aaa(d)	96%
AA/Aa	1
A	1
N/R	2

(a)	Amount is less than 1%.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Total investments exclude short-term securities and TBA sale commitments.
(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2022	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund outperformed the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BATS: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives made a strong contribution to results given that bond yields moved sharply higher in the period.

The Fund’s position in the Series S Portfolio—which was hurt by its holdings in mortgage-backed securities and emerging market debt—detracted from performance. On the other hand, the Series S Portfolio’s overweight allocations to investment-grade corporate bonds, collateralized loan obligations and high yield bonds contributed in relative terms.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series P Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on March 20, 2013.

(a)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(b)

Bloomberg U.S. Treasury 7-10 Year Bond Index (formerly Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index), an index that measures the performance of the U.S. Government bond market and includes public obligations of the U.S. Treasury with a maturity of between seven and up to (but not including) ten years. Securities must be fixed rate and rated investment grade, as defined by the Index methodology.

(c)

Bloomberg U.S. Bellwether 10 Year Swap Index (formerly Bloomberg Barclays U.S. Bellwether 10 Year Swap Index) - provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
BATS: Series P Portfolio	2.99%	(0.37)%	(0.91)%
Bloomberg U.S. Treasury 7-10 Year Bond Index	(3.97)	2.06	1.88
Bloomberg U.S. Bellwether 10 Year Swap Index	(3.77)	1.99	2.04

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on March 20, 2013.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,061.70	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2022 (continued)	BATS: Series P Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100%

PORTFOLIO HOLDINGS

Security	Percent of Total Investments
BATS: Series S Portfolio	100%

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Fund Summary as of March 31, 2022	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2022, the Fund underperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

As yields rose (and prices fell) during the past 12 months, securities that trade based off of their yield spreads over U.S. Treasuries suffered. The Fund’s out-of-benchmark allocations to investment-grade corporate bonds, commercial mortgage-backed securities (“CMBS”), mortgage-backed securities (“MBS”), emerging markets debt and asset-backed securities (“ABS”) therefore detracted from performance.

The Fund used derivatives to manage risk and adjust the portfolio’s interest-rate sensitivity, which marginally detracted from Fund performance. The Fund’s cash position was elevated during the period but did not have a material impact on the Fund’s performance.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocations to investment-grade corporate bonds and ABS. Within corporate bonds, it made the largest increases in the financials and industrials sectors. It also sought to take advantage of record new issuance and volatility in yield spreads by tactically adjusting its positioning. In ABS, the investment adviser increased the Fund’s allocation to the subprime auto and credit card categories. ABS fundamentals have been supported by the health of the U.S. consumer sector, which has benefited from an improving labor market and government stimulus programs. Delinquency rates and charge-offs have remained low as a result, benefiting the auto and credit card sectors.

Describe portfolio positioning at period end.

The Fund was positioned with a neutral-to-long duration bias versus the benchmark (i.e., a higher sensitivity to interest-rate movements). Since the index is comprised solely of U.S. Treasuries, the Fund was overweight in all spread sectors but underweight in U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2022 (continued)	BATS: Series S Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series S Portfolio	(3.02)%	2.01%	2.23%
ICE BofA 1-3 Year U.S. Treasury Index	(2.90)	1.06	0.85

(a)	See “About Fund Performance” for a detailed description of performance related information.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 965.20	$ 0.08		$ 1,000.00	$ 1,024.85	$ 0.10		0.02%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2022 (continued)	BATS: Series S Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	34%
Non-Agency Mortgage-Backed Securities	21
Asset-Backed Securities	20
U.S. Government Sponsored Agency Securities	12
U.S. Treasury Obligations	11
Foreign Agency Obligations	1
Foreign Government Obligations	1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	59%
AA/Aa	3
A	15
BBB/Baa	20
N/R	3

(a)	Total investments exclude short-term securities, options purchased, TBA sale commitments and options written.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2022	BATS: Series V Portfolio

Investment Objective

BATS: Series V Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

The Fund commenced operations on May 5, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the period since inception May 5, 2021 through March 31, 2022, the Fund underperformed its benchmark, the SIFMA Municipal Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Detractors from the Fund’s performance relative to the benchmark included a slightly longer stance with respect to duration (and corresponding interest rate sensitivity), with fixed rate exposure to tax-backed local and school district issues.

Contributors included an overweight to variable rate demand notes, which quickly and efficiently repriced coupons in line with expected Fed rate increases. The Fund’s laddered exposure to maturities within commercial paper also proved additive.

Describe recent portfolio activity.

The Fund initially focused on laddering commercial paper maturities along with selective maturity extension trades but moved to a more defensive position in the first quarter of 2022 amid a major shift for the municipal market. As the Fed’s hawkish pivot turned more aggressive, yields increased significantly and municipal valuations, which were late to react, adjusted to more attractive levels. The front-end of the curve has meaningfully re-priced, and the additional carry (incremental income) has created a margin of safety. The Fund continues to prioritize high levels of liquidity.

Describe portfolio positioning at period end.

The Fund’s duration position at period end remained modestly longer than the benchmark to selectively take advantage of a steeper yield curve amid increasing expectations for aggressive Fed rate hikes and the resulting valuations being priced into municipals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2022 (continued)	BATS: Series V Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on May 5, 2021.

(a)

The Fund will principally invest in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax.

(b)	A 7-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg.

Performance

Total Returns(a)
Since Inception(b)
BATS: Series V Portfolio	0.01%
SIFMA Municipal Swap Index	0.07

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on May 5, 2021.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.50	$ 0.00		$ 1,000.00	$ 1,024.93	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2022 (continued)	BATS: Series V Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Variable Rate Demand Notes	64%
Municipal Bonds	37
Liabilities in Excess of Other Assets	(1)

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	25

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD 664	$657,160
522 Funding CLO Ltd., Series 2019-5A, Class AR, (3 mo. CME Term SOFR + 1.33%), 1.55%, 04/15/35(a)(c)	430	426,841
ABFC Trust, Series 2007-WMC1, Class A2B, (1 mo. LIBOR US + 1.00%), 1.46%, 06/25/37(c)	3,122	2,879,574
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 0.80%, 05/25/36(c)	4,014	3,895,557
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 1.64%, 06/15/36(a)(c)	6,414	6,338,332
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75%, 02/15/27(a)	8,085	7,990,520
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3 mo. LIBOR US + 1.16%), 1.41%, 07/20/34(a)(c)	4,000	3,959,975
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3 mo. LIBOR US + 1.15%), 1.27%, 12/02/34(a)(c)	15,870	15,698,771
AGL CLO 3 Ltd.
Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.54%, 01/15/33(a)(c)	250	248,557
Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 3.54%, 01/15/33(a)(c)	1,250	1,244,641
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.32%, 04/20/33(a)(c)	4,350	4,304,981
AIG CLO Ltd., Series 2018-1A, Class A1R, (3 mo. LIBOR US + 1.12%), 1.37%, 04/20/32(a)(c)	1,740	1,725,792
AIMCO CLO
Series 2017-AA, Class AR, (3 mo. LIBOR US + 1.05%), 1.30%, 04/20/34(a)(c)	2,500	2,472,855
Series 2018-BA, Class AR, (3 mo. LIBOR US + 1.10%), 1.34%, 01/15/32(a)(c)	1,000	991,883
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)	81	70,921
Series 2018-A, Class B, 0.00%, 04/25/58(a)	17	16,241
Series 2018-B, Class B, 0.00%, 02/26/57(a)	90	53,913
Series 2018-D, Class A, 3.75%, 08/25/58(a)(c)	2,537	2,542,271
Series 2018-D, Class B, 0.00%, 08/25/58(a)(c)(d)	910	642,731
Series 2018-E, Class C, 0.00%, 06/25/58(a)(c)	39	37,947
Series 2018-F, Class C, 0.00%, 11/25/58(a)	50	33,718
Series 2018-G, Class A, 4.38%, 06/25/57(a)(c)	2,394	2,395,264
Series 2018-G, Class B, 5.25%, 06/25/57(a)(c)	560	552,709
Series 2018-G, Class C, 0.00%, 06/25/57(a)	1,430	1,416,336
Series 2019-A, Class A, 3.75%, 08/25/57(a)(c)	1,735	1,731,351
Series 2019-A, Class B, 5.25%, 08/25/57(a)(c)	350	346,954
Series 2019-A, Class C, 0.00%, 08/25/57(a)(d)	873	711,117
Series 2019-B, Class A, 3.75%, 01/25/59(a)(c)	1,862	1,867,407
Series 2019-B, Class B, 5.25%, 01/25/59(a)(c)	409	405,440
Series 2019-B, Class C, 0.00%, 01/25/59(a)	1,040	1,048,621
Series 2019-E, Class A, 3.00%, 09/25/59(a)(b)	1,705	1,700,123
Series 2019-E, Class B, 4.88%, 09/25/59(a)(b)	350	345,145
Series 2019-E, Class C, 0.00%, 09/25/59(a)	752	707,094
Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)	1,717	1,689,297
Series 2019-G, Class B, 4.25%, 09/25/59(a)(b)	224	215,940
Series 2019-G, Class C, 0.00%, 09/25/59(a)	568	491,542
Series 2019-H, Class A, 3.00%, 11/25/59(a)(b)	595	593,385
Series 2019-H, Class B, 4.25%, 11/25/59(a)(b)	140	136,998
Series 2019-H, Class C, 0.00%, 11/25/59(a)	343	353,850
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)	7,736	7,582,495

Security	Par (000)	Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)	USD 999	$946,246
Series 2020-A, Class C, 0.00%, 12/25/59(a)(d)	2,389	1,498,000
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)	251	248,727
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)	250	247,119
Series 2020-C, Class C, 0.00%, 09/27/60(a)	785	711,958
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)	725	700,621
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)	350	345,758
Series 2020-D, Class C, 0.00%, 06/25/60(a)	827	740,422
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)	3,947	3,769,449
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)	817	779,849
Series 2021-C, Class C, 0.00%, 01/25/61(a)	2,088	1,819,436
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)	10,268	9,725,726
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)	1,634	1,602,897
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)	2,422	1,881,058
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)	13,885	12,809,063
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)	1,770	1,610,378
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)	1,068	954,196
Series 2021-E, Class B3, 3.79%, 12/25/60(a)(c)	637	319,959
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)	698	608,995
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)	12	5,581
Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)	10,144	271,831
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)	16,190	15,335,369
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)	1,945	1,900,377
Series 2021-F, Class C, 0.00%, 06/25/61(a)	3,631	3,273,536
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 1.34%, 10/21/28(a)(c)	1,694	1,686,291
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.41%, 10/21/28(a)(c)	300	297,707
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.26%, 10/21/28(a)(c)	750	727,734
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 1.37%, 01/17/31(a)(c)	1,000	995,527
Allegro CLO XI Ltd., Series 2019-2A, Class A2A, (3 mo. LIBOR US + 1.85%), 2.10%, 01/19/33(a)(c)	250	248,067
ALM Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.09%, 10/15/29(a)(c)	250	249,198
Series 2020-1A, Class B, (3 mo. LIBOR US + 2.00%), 2.24%, 10/15/29(a)(c)	350	347,478
American Express Credit Account Master Trust, Series 2017-5, Class A, (1 mo. LIBOR US + 0.38%), 0.78%, 02/18/25(c)	9,000	9,005,963
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3 mo. LIBOR US + 1.05%), 1.32%, 07/24/29(a)(c)	1,000	995,742
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)	4,000	3,660,028
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)(c)	2,872	2,541,331
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)	3,756	3,413,417
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.32%, 01/19/35(a)(c)	380	376,425
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 1.33%, 01/28/31(a)(c)	1,250	1,243,390

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 1.78%, 01/28/31(a)(c)	USD 1,000	$992,371
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.13%, 01/28/31(a)(c)	500	491,199
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 1.33%, 01/28/31(a)(c)	2,550	2,533,153
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 2.13%, 01/28/31(a)(c)	1,500	1,474,837
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.88%, 01/28/31(a)(c)	750	723,788
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 1.69%, 01/15/30(a)(c)	1,700	1,687,250
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 2.09%, 01/15/30(a)(c)	3,250	3,227,407
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 01/15/30(a)(c)	1,000	982,103
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.37%, 01/28/31(a)(c)	750	745,568
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 2.03%, 01/28/31(a)(c)	1,500	1,491,342
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 2.48%, 01/28/31(a)(c)	625	619,936
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.78%, 01/28/31(a)(c)	1,000	974,885
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3 mo. LIBOR US + 1.20%), 1.33%, 10/27/34(a)(c)	5,000	4,954,565
Series 2016-8A, Class BR2, (3 mo. LIBOR US + 1.80%), 1.93%, 10/27/34(a)(c)	1,000	991,418
Series 2016-8A, Class CR2, (3 mo. LIBOR US + 2.40%), 2.53%, 10/27/34(a)(c)	1,000	995,730
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.25%), 1.49%, 10/13/30(a)(c)	330	328,685
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.39%, 10/13/30(a)(c)	500	497,538
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 7.04%, 10/13/30(a)(c)	1,000	972,970
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 1.74%, 10/15/31(a)(c)	450	446,260
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 04/15/31(a)(c)	1,387	1,377,414
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 1.26%, 04/20/31(a)(c)	1,000	992,234
Apidos CLO XX, Series 2015-20A, Class A1RA, (3 mo. LIBOR US + 1.10%), 1.34%, 07/16/31(a)(c)	360	357,491
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.25%), 5.51%, 07/25/30(a)(c)	500	454,308
Apidos CLO XXVI, Series 2017-26A, Class BR, (3 mo. LIBOR US + 1.95%), 2.19%, 07/18/29(a)(c)	2,830	2,791,159
Apidos CLO XXX, Series XXXA, Class A1A, (3 mo. LIBOR US + 1.14%), 1.38%, 10/18/31(a)(c)	400	397,975

Security	Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3 mo. CME Term SOFR + 1.30%), 2.04%, 04/21/35(a)(c)	USD 5,000	$5,000,000
Apidos CLO XXXVII, Series 2021-37A, Class A, (3 mo. LIBOR US + 1.13%), 1.26%, 10/22/34(a)(c)	1,780	1,758,900
Apidos CLO XXXVIII, Series 2021-38A, Class E2, (3 mo. LIBOR US + 7.75%), 7.99%, 01/21/34(a)(c)	1,250	1,221,010
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 1.84%, 07/15/30(a)(c)	500	496,454
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/46(a)	396	376,888
Series 2021-A, Class B, 2.40%, 07/17/46(a)	5,500	5,054,906
Ares L CLO Ltd., Series 2018-50A, Class BR, (3 mo. LIBOR US + 1.60%), 1.84%, 01/15/32(a)(c)	1,000	989,959
Ares LIX CLO Ltd.
Series 2021-59A, Class A, (3 mo. LIBOR US + 1.03%), 1.29%, 04/25/34(a)(c)	250	247,015
Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 6.51%, 04/25/34(a)(c)	250	244,122
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3 mo. LIBOR US + 1.16%), 1.42%, 10/25/34(a)(c)	2,130	2,105,426
Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 6.76%, 10/25/34(a)(c)	250	241,390
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3 mo. LIBOR US + 1.45%), 1.69%, 04/15/34(a)(c)	2,500	2,455,101
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3 mo. LIBOR US + 1.58%), 1.83%, 07/20/30(a)(c)	680	673,299
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A1A, (3 mo. LIBOR US + 0.94%), 1.45%, 05/15/30(a)(c)	750	741,259
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 1.41%, 10/15/30(a)(c)	600	598,153
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.48%), 0.94%, 05/25/35(c)	48	43,926
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)	138	132,024
Asset Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1 mo. LIBOR US + 1.11%), 1.57%, 07/25/35(c)	914	882,546
ASSURANT CLO I Ltd.
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.70%), 1.95%, 10/20/34(a)(c)	1,400	1,380,152
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 2.40%, 10/20/34(a)(c)	250	247,421
ASSURANT CLO Ltd.
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.04%), 1.29%, 04/20/31(a)(c)	500	495,953
Series 2018-3A, Class CR, (3 mo. LIBOR US + 2.05%), 2.30%, 10/20/31(a)(c)	500	495,878
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.50%, 05/28/30(a)(c)	1,825	1,811,948

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 1.09%, 04/22/27(a)(c)	USD 894	$887,716
Atrium XIII
Series 13A, Class A1, (3 mo. LIBOR US + 1.18%), 1.44%, 11/21/30(a)(c)	500	498,669
Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.76%, 11/21/30(a)(c)	1,250	1,237,739
Avery Point VI CLO Ltd., Series 2015-6A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.22%, 08/05/27(a)(c)	1,131	1,124,445
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.22%, 07/20/30(a)(c)	1,250	1,240,529
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 1.22%, 04/23/31(a)(c)	250	247,435
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 1.33%, 07/19/31(a)(c)	1,000	993,143
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.17%), 1.30%, 10/20/34(a)(c)	350	346,155
Ballyrock CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.60%), 1.85%, 04/20/31(a)(c)	250	247,367
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)	5,740	2,175,736
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)	1,940	1,908,985
Barings CLO Ltd.
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 1.44%, 10/20/30(a)(c)	1,000	995,403
Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 1.20%, 07/20/29(a)(c)	780	775,711
Series 2019-3A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.32%, 04/20/31(a)(c)	1,170	1,159,063
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.20%), 1.44%, 10/15/36(a)(c)	500	495,500
Series 2020-18A, Class BR, (3 mo. LIBOR US + 1.75%), 1.99%, 10/15/36(a)(c)	1,000	986,875
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 1.31%, 07/18/30(a)(c)	1,250	1,243,276
Battalion CLO X Ltd., Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 1.43%, 01/25/35(a)(c)	3,230	3,200,294
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3 mo. LIBOR US + 2.08%), 2.55%, 05/17/31(a)(c)	250	248,456
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 1.42%, 07/15/34(a)(c)	3,000	2,974,500
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B2, (1 mo. LIBOR US + 2.48%), 2.92%, 02/28/41(c)	5,459	5,334,606
Bayview Financial Revolving Asset Trust Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 1.45%, 02/28/40(a)(c)	4,546	4,348,212
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 1.45%, 12/28/40(a)(c)	2,102	2,051,219
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.93%), 1.38%, 12/28/40(a)(c)	1,723	1,740,497

Security	Par (000)	Value

Asset-Backed Securities (continued)
BDS Ltd.
Series 2021-FL7, Class A, (1 mo. LIBOR US + 1.07%), 1.54%, 06/16/36(a)(c)	USD 3,030	$2,996,131
Series 2021-FL9, Class A, (1 mo. LIBOR US + 1.07%), 1.54%, 11/16/38(a)(c)	1,870	1,851,244
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1 mo. LIBOR US + 1.95%), 2.41%, 08/25/35(c)	4,571	4,575,613
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.34%), 0.80%, 09/25/36(c)	158	154,340
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 0.78%, 03/25/37(c)	918	886,513
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 0.60%, 03/25/37(c)	65	61,982
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 0.81%, 04/25/37(c)	309	306,127
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 1.69%, 07/15/29(a)(c)	1,340	1,330,137
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3 mo. LIBOR US + 1.19%), 1.44%, 07/20/34(a)(c)	1,460	1,443,163
Series 2015-6BR, Class B, (3 mo. LIBOR US + 1.80%), 2.05%, 07/20/34(a)(c)	250	247,144
Benefit Street Partners CLO V-B Ltd., Series 2018- 5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 1.34%, 04/20/31(a)(c)	1,000	993,477
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.35%, 01/20/31(a)(c)	1,900	1,889,099
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3 mo. LIBOR US + 2.00%), 2.24%, 01/15/33(a)(c)	250	248,012
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.08%), 1.38%, 04/30/31(a)(c)	250	248,022
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)	239	227,102
Series 2021-A, Class B, 2.79%, 11/17/33(a)	3,714	3,474,792
Series 2021-B, Class C, 2.24%, 10/17/34(a)	5,380	4,926,846
Series 2021-B, Class D, 3.17%, 10/17/34(a)	145	132,711
Series 2022-A, Class C, 3.08%, 02/20/35(a)	8,542	8,105,440
Series 2022-A, Class D, 3.56%, 02/20/35(a)	975	923,391
Series 2022-A, Class E, 4.30%, 02/20/35(a)	700	663,945
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.26%), 1.51%, 10/19/34(a)(c)	320	316,601
Series 2021-2A, Class B, (3 mo. LIBOR US + 1.75%), 2.00%, 10/19/34(a)(c)	250	246,992
Birch Grove CLO Ltd.
Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 2.58%, 06/15/31(a)(c)	1,000	992,589
Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 4.18%, 06/15/31(a)(c)	500	498,643
Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 3.40%, 01/19/35(a)(c)	750	744,119
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 1.44%, 10/22/30(a)(c)	2,501	2,495,244
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 1.86%, 10/22/30(a)(c)	1,000	990,479

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
BlueMountain CLO Ltd.
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.70%), 2.21%, 08/15/31(a)(c)	USD 700	$694,376
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 1.40%, 10/20/31(a)(c)	250	248,763
Series 2018-23A, Class B, (3 mo. LIBOR US + 1.70%), 1.95%, 10/20/31(a)(c)	750	743,216
Series 2018-23A, Class C, (3 mo. LIBOR US + 2.15%), 2.40%, 10/20/31(a)(c)	950	942,598
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 2.01%, 07/25/34(a)(c)	420	415,700
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3 mo. LIBOR US + 1.26%), 1.50%, 04/15/34(a)(c)	250	247,619
BlueMountain Fuji U.S. CLO III Ltd., Series 2017- 3A, Class B, (3 mo. LIBOR US + 1.38%), 1.62%, 01/15/30(a)(c)	550	542,218
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 07/15/24(a)	1,070	1,057,829
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.23%), 1.48%, 07/20/34(a)(c)	250	246,862
Burnham Park CLO Ltd.
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.15%), 1.40%, 10/20/29(a)(c)	4,000	3,986,214
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.50%), 1.75%, 10/20/29(a)(c)	500	495,038
Carbone CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.14%), 1.39%, 01/20/31(a)(c)	250	248,764
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 1.33%, 04/30/31(a)(c)	2,350	2,337,257
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 1.21%, 04/17/31(a)(c)	3,754	3,706,668
Series 2014-3RA, Class A1A, (3 mo. LIBOR US + 1.05%), 1.32%, 07/27/31(a)(c)	248	246,709
Series 2014-3RA, Class A1B, (3 mo. LIBOR US + 1.30%), 1.57%, 07/27/31(a)(c)	1,000	982,186
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.50%), 8.75%, 07/20/32(a)(c)	21	20,301
Carlyle U.S. CLO Ltd.
Series 2018-4A, Class B, (3 mo. LIBOR US + 2.07%), 2.32%, 01/20/31(a)(c)	2,430	2,409,721
Series 2021-10A, Class A, (3 mo. LIBOR US + 1.15%), 1.27%, 10/20/34(a)(c)	4,360	4,312,806
Series 2021-11A, Class C, (3 mo. LIBOR US + 2.05%), 2.30%, 01/25/33(a)(c)	500	495,195
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.14%), 1.38%, 04/15/34(a)(c)	250	247,425
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.25%), 0.71%, 10/25/36(c)	1,628	1,525,732
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 0.62%, 10/25/36(c)	41	39,752
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.26%), 0.72%, 02/25/37(c)	5,486	5,316,664

Security	Par (000)	Value

Asset-Backed Securities (continued)
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 3.46%, 10/15/34(a)(c)	USD 1,000	$993,262
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 0.00%, 10/15/34(a)(c)	1,250	1,238,931
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)	6,311	6,313,990
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 1.50%, 07/20/30(a)(c)	1,500	1,495,080
Series 2018-6A, Class B1R, (3 mo. LIBOR US + 2.10%), 2.34%, 01/15/31(a)(c)	1,000	994,897
Series 2018-7A, Class B1, (3 mo. LIBOR US + 1.60%), 1.85%, 07/20/31(a)(c)	500	493,887
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 1.33%, 04/20/34(a)(c)	750	738,084
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 1.60%, 04/20/34(a)(c)	500	489,011
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 1.23%, 04/20/31(a)(c)	1,400	1,386,044
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 1.34%, 07/17/31(a)(c)	2,000	1,986,705
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 1.30%, 04/20/34(a)(c)	500	494,500
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.25%, 01/20/31(a)(c)	350	347,490
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 1.38%, 01/20/31(a)(c)	250	245,625
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1R, (3 mo. LIBOR US + 1.15%), 1.39%, 10/17/34(a)(c)	2,750	2,720,394
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3 mo. LIBOR US + 1.05%), 1.56%, 05/29/32(a)(c)	1,000	993,669
Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.86%, 05/29/32(a)(c)	250	246,645
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 1.84%, 07/15/33(a)(c)	1,000	989,535
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, (3 mo. LIBOR US + 1.00%), 1.24%, 10/18/30(a)(c)	1,580	1,569,344
Series 2014-2RA, Class A1, (3 mo. LIBOR US + 1.05%), 1.31%, 04/24/30(a)(c)	250	248,741
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.46%, 10/22/31(a)(c)	3,500	3,486,136
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.44%, 10/17/31(a)(c)	5,250	5,228,201
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 1.37%, 01/22/31(a)(c)	250	248,376
Series 2017-5A, Class A1, (3 mo. LIBOR US + 1.18%), 1.42%, 11/16/30(a)(c)	250	249,303
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 1.24%, 04/18/31(a)(c)	3,455	3,427,360
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.04%), 1.29%, 04/20/31(a)(c)	250	247,989

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.70%), 1.94%, 10/17/31(a)(c)	USD 250	$248,189
Series 2019-5A, Class A1R1, (3 mo. LIBOR US + 1.14%), 1.38%, 01/15/35(a)(c)	250	247,012
Series 2020-3A, Class A1R, (3 mo. LIBOR US + 1.13%), 1.38%, 10/20/34(a)(c)	7,000	6,916,654
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/33(a)(c)	3,000	2,969,470
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 1.82%, 07/15/33(a)(c)	2,500	2,457,764
Series 2021-4A, Class C, (3 mo. LIBOR US + 1.85%), 2.09%, 07/15/33(a)(c)	1,000	985,809
Series 2021-5A, Class A, (3 mo. LIBOR US + 1.14%), 1.38%, 07/15/34(a)(c)	1,700	1,681,652
Citibank Credit Card Issuance Trust, Series 2018- A2, Class A2, (1 mo. LIBOR US + 0.33%), 0.78%, 01/20/25(c)	8,000	8,009,570
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 0.66%, 05/25/37(c)	1,076	852,119
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 0.73%, 05/25/37(c)	501	399,629
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.71%), 1.16%, 03/25/37(c)	5,000	4,802,324
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.50%), 2.96%, 07/25/37(c)	1,000	1,038,566
Clear Creek CLO
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 1.45%, 10/20/30(a)(c)	250	249,197
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.20%, 10/20/30(a)(c)	330	320,716
Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.30%), 6.55%, 10/20/30(a)(c)	1,000	903,401
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)	660	613,978
Series 2021-B, Class C, 2.72%, 06/25/52(a)	2,670	2,482,109
Series 2021-B, Class D, 3.78%, 06/25/52(a)	500	469,030
Series 2021-C, Class B, 2.72%, 07/26/55(a)	406	381,124
Series 2021-C, Class C, 3.06%, 07/26/55(a)	3,764	3,537,640
Series 2021-C, Class D, 4.11%, 07/26/55(a)	270	255,310
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)	59	56,750
Series 1998-4, Class M1, 6.83%, 04/01/30(c)	1,121	1,052,472
Series 1998-8, Class M1, 6.98%, 09/01/30(c)	1,037	1,004,700
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)	2,397	664,427
Series 2000-4, Class A6, 8.31%, 05/01/32(c)	2,419	634,095
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 1.64%, 04/17/30(a)(c)	250	246,530
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.52%, 04/25/36(c)	1,723	1,590,843
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 0.62%, 09/25/46(c)	3	2,861
Series 2006-12, Class 1A, (1 mo. LIBOR US + 0.26%), 0.72%, 12/25/36(c)	208	202,932
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 0.67%, 03/15/34(c)	16	15,254

Security	Par (000)	Value
Asset-Backed Securities (continued)
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)	USD 7,879	$7,565,887
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.00%, 12/25/36(b)	17	16,985
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(b)	2,900	2,854,973
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.44%), 0.90%, 09/25/36(a)(c)	5,740	302,660
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 0.70%, 12/15/33(a)(c)	17	17,355
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 0.59%, 05/15/35(a)(c)	4	3,992
CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 0.58%, 05/15/36(c)	1,173	1,134,266
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.43%, 10/20/30(a)(c)	1,000	997,131
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.65%), 1.90%, 10/20/30(a)(c)	750	742,511
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.92%), 1.16%, 10/15/30(a)(c)	8,000	7,920,813
Series 2017-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.09%, 10/15/30(a)(c)	500	493,175
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.24%), 1.48%, 07/15/36(a)(c)	1,030	1,018,343
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.22%), 1.34%, 10/15/36(a)(c)	250	246,803
Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 1.87%, 10/15/36(a)(c)	500	495,909
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3 mo. CME Term SOFR + 1.39%), 1.69%, 04/15/37(a)(c)	470	470,568
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 1.34%, 01/15/31(a)(c)	1,250	1,242,596
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3 mo. LIBOR US + 2.05%), 2.29%, 07/15/30(a)(c)	250	247,303
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.29%, 04/20/34(a)(c)	1,620	1,601,930
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 1.94%, 10/15/30(a)(c)	7,240	7,180,136
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3 mo. LIBOR US + 0.95%), 1.19%, 07/18/30(a)(c)	1,000	991,672
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 1.36%, 01/15/31(a)(c)	2,000	1,989,079
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 1.74%, 07/17/31(a)(c)	250	247,099

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/31(a)(c)	USD 250	$248,750
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 1.84%, 07/18/30(a)(c)	500	495,096
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 1.60%, 05/20/34(a)(c)	2,000	1,980,000
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 1.48%, 05/20/34(a)(c)	250	249,675
Dryden 78 CLO Ltd., Series 2020-78A, Class B, (3 mo. LIBOR US + 1.50%), 1.74%, 04/17/33(a)(c)	250	246,439
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 1.71%, 08/15/30(a)(c)	1,247	1,241,197
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3 mo. LIBOR US + 1.49%), 1.73%, 07/15/30(a)(c)	250	249,117
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.69%, 10/15/30(a)(c)	250	247,957
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)	1,128	1,118,088
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)	323	298,965
Series 2021-A, Class B, 3.50%, 11/25/50(a)	1,200	1,110,427
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, (3 mo. CME Term SOFR + 1.34%), 1.98%, 04/22/35(a)(c)	10,590	10,590,000
Series 2022-2A, Class D, (3 mo. CME Term SOFR + 3.67%), 4.31%, 04/22/35(a)(c)	1,625	1,608,750
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.40%, 04/20/34(a)(c)	2,250	2,226,360
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 1.48%, 04/15/33(a)(c)	500	497,420
Elmwood CLO X Ltd., Series 2021-3A, Class C, (3 mo. LIBOR US + 1.95%), 2.20%, 10/20/34(a)(c)	6,300	6,222,877
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3 mo. LIBOR US + 1.15%), 1.27%, 01/20/35(a)(c)	960	949,615
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 1.16%, 11/25/35(c)	3,000	2,951,919
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.34%), 1.58%, 07/15/30(a)(c)	250	247,613
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.28%), 0.74%, 12/25/36(c)	510	268,344
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 0.61%, 12/25/36(c)	1,878	1,799,440
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a)	3,650	3,502,722
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)	4,464	3,999,273
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)	5,500	4,878,600

Security	Par (000)	Value

Asset-Backed Securities (continued)
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.19%, 04/17/31(a)(c)	USD 1,250	$1,236,687
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.08%), 1.54%, 11/16/34(a)(c)	500	494,383
Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 3.46%, 11/16/34(a)(c)	900	878,621
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)	3,092	2,976,270
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 0.74%, 02/25/37(c)	2,304	1,870,977
FS Rialto Issuer Ltd.
Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.65%, 05/16/38(a)(c)	3,820	3,765,114
Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.25%), 1.68%, 11/16/36(a)(c)	2,205	2,169,444
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 2.20%, 01/19/39(a)(c)	12,331	12,331,000
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 1.21%, 07/24/30(a)(c)	500	495,814
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3 mo. LIBOR US + 1.00%), 1.25%, 04/20/31(a)(c)	3,000	2,977,041
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.44%, 04/16/34(a)(c)	1,000	992,935
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 1.48%, 05/16/31(a)(c)	2,330	2,312,525
Generate CLO 2 Ltd.
Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.41%, 01/22/31(a)(c)	1,220	1,215,159
Series 2A, Class BR, (3 mo. LIBOR US + 1.45%), 1.71%, 01/22/31(a)(c)	250	246,814
Series 2A, Class ER, (3 mo. LIBOR US + 5.65%), 5.91%, 01/22/31(a)(c)	1,000	938,943
Generate CLO 3 Ltd., Series 3A, Class AR, (3 mo. LIBOR US + 1.25%), 1.50%, 10/20/29(a)(c)	991	987,775
Generate CLO 6 Ltd.
Series 6A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.45%, 01/22/35(a)(c)	250	247,301
Series 6A, Class CR, (3 mo. LIBOR US + 2.45%), 2.70%, 01/22/35(a)(c)	4,330	4,314,878
Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 3.75%, 01/22/35(a)(c)	4,500	4,463,273
Generate CLO 7 Ltd., Series 7A, Class A1, (3 mo. LIBOR US + 1.37%), 1.63%, 01/22/33(a)(c)	250	248,895
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.19%), 1.43%, 10/15/30(a)(c)	250	247,932
GMACM Home Equity Loan Trust, Series 2006- HE1, Class A, (1 mo. LIBOR US + 0.32%), 0.77%, 11/25/36(c)	23	29,133
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3 mo. LIBOR US + 1.02%), 1.27%, 04/20/34(a)(c)	250	245,826
Series 2021-11A, Class A, (3 mo. LIBOR US + 1.13%), 1.38%, 10/20/34(a)(c)	5,530	5,464,339

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 5.60%, 10/20/34(a)(c)	USD 1,750	$1,564,954
Series 2021-11A, Class EJ, (3 mo. LIBOR US + 7.75%), 8.00%, 10/20/34(a)(c)	1,000	976,825
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 5.00%, 01/20/33(a)(c)	1,000	886,395
GoldenTree Loan Management U.S. CLO 10 Ltd.,
Series 2021-10A, Class A, (3 mo. LIBOR US + 1.10%), 1.35%, 07/20/34(a)(c)	250	246,232
GoldenTree Loan Management U.S. CLO 3 Ltd.,
Series 2018-3A, Class AJ, (3 mo. LIBOR US + 1.30%), 1.55%, 04/20/30(a)(c)	850	845,707
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 1.41%, 10/29/29(a)(c)	876	872,899
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.96%, 10/29/29(a)(c)	750	722,873
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 1.31%, 01/18/31(a)(c)	500	496,811
Goldman Home Improvement Trust, Series 2021- GRN2, Class B, 1.97%, 06/25/51(a)	2,476	2,273,470
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3 mo. LIBOR US + 6.70%), 6.95%, 07/20/34(a)(c)	250	235,999
Series 2021-55A, Class A, (3 mo. LIBOR US + 1.20%), 1.45%, 07/20/34(a)(c)	330	326,729
Series 2021-58A, Class A1, (3 mo. LIBOR US + 1.18%), 1.42%, 01/25/35(a)(c)	1,780	1,760,370
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(a)	4,087	3,743,017
Gracie Point International Funding, Series 2021- 1A, Class A, (1 mo. LIBOR US + 0.75%), 0.98%, 11/01/23(a)(c)	4,649	4,636,619
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. LIBOR US + 1.29%), 1.55%, 04/15/33(a)(c)	500	497,000
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 1.16%, 12/25/35(c)	283	138,991
Series 2006-4, Class 1A1, 2.94%, 03/25/36(c)	777	615,169
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)	25	6,721
GSAMP Trust
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 0.66%, 01/25/47(c)	11	7,070
Series 2007-HS1, Class M5, (1 mo. LIBOR US + 3.38%), 3.83%, 02/25/47(c)	3,566	3,673,786
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 3.38%), 3.83%, 02/25/47(c)	3,000	2,979,584
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class B, (3 mo. LIBOR US + 2.00%), 2.24%, 04/15/33(a)(c)	250	247,922
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3 mo. LIBOR US + 1.32%), 1.56%, 04/15/34(a)(c)	250	248,328
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.20%), 1.44%, 07/15/34(a)(c)	9,250	9,160,108
Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 2.09%, 07/15/34(a)(c)	1,000	995,133

Security	Par (000)	Value

Asset-Backed Securities (continued)
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 2.04%, 07/15/34(a)(c)	USD 650	$646,021
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3 mo. CME Term SOFR + 1.36%), 1.66%, 07/15/35(a)(c)(d)	2,420	2,408,384
Halcyon Loan Advisors Funding Ltd., Series 2014- 3A, Class B1R, (3 mo. LIBOR US + 1.70%), 1.96%, 10/22/25(a)(c)	66	65,917
Highbridge Loan Management Ltd.
Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 5.39%, 07/18/31(a)(c)	1,120	1,019,989
Series 3A-2014, Class A1R, (3 mo. LIBOR US + 1.18%), 1.42%, 07/18/29(a)(c)	350	349,219
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.18%), 1.69%, 03/15/27(a)(c)	250	248,146
Home Equity Asset Trust, Series 2006-3, Class M2, (1 mo. LIBOR US + 0.60%), 1.06%, 07/25/36(c)	280	260,927
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 2.48%, 07/25/34(c)	19	19,152
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)	5,959	5,463,316
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 1.39%, 04/20/34(a)(c)	7,260	7,201,920
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 1.32%, 02/05/31(a)(c)	745	739,472
ICG U.S. CLO Ltd.
Series 2014-3A, Class A1RR, (3 mo. LIBOR US + 1.03%), 1.29%, 04/25/31(a)(c)	249	247,375
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 1.39%, 10/19/28(a)(c)	920	917,504
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 2.40%, 04/20/32(a)(c)	250	248,555
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 1.58%, 04/15/33(a)(c)	1,750	1,741,804
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.80%), 1.26%, 07/25/36(c)	3,498	3,425,914
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)	3,913	3,796,922
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3 mo. LIBOR US + 1.25%), 1.52%, 07/28/42(c)	3,190	3,041,880
KKR CLO 10 Ltd., Series 10, Class BR, (3 mo. LIBOR US + 1.70%), 2.53%, 09/15/29(a)(c)	640	638,577
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 04/15/34(a)(c)	500	492,350
KKR CLO 23 Ltd., Series 23, Class E, (3 mo. LIBOR US + 6.00%), 6.25%, 10/20/31(a)(c)	500	476,264
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 1.32%, 01/20/31(a)(c)	2,000	1,987,265
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 1.27%, 04/20/31(a)(c)	250	248,250
LCM XX LP, Series 20A, Class BR, (3 mo. LIBOR US + 1.55%), 1.80%, 10/20/27(a)(c)	640	637,847
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 1.13%, 04/20/28(a)(c)	190	189,308

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)	USD 1,771	$1,709,100
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)	508	76,213
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)	600	575,734
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	643	593,557
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.09%), 0.55%, 06/25/37(a)(c)	87	66,543
Lending Funding Trust, Series 2020-2A, Class A, 2.32%, 04/21/31(a)	4,680	4,429,976
LendingPoint Pass-Through Trust
Series 2022-ST1, Class A, 2.50%, 03/15/28(a)	4,793	4,689,240
Series 2022-ST2, Class A, 3.25%, 04/15/28(a)(d)	5,523	5,523,000
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 04/20/28(a)	3,720	3,680,684
Series 2021-1A, Class A, 1.90%, 11/20/31(a)	4,100	3,707,105
Series 2021-1A, Class B, 2.47%, 11/20/31(a)	5,000	4,564,991
Series 2021-2A, Class B, 2.37%, 04/20/32(a)	4,630	4,192,530
Series 2021-2A, Class C, 3.09%, 04/20/32(a)	1,610	1,457,992
Series 2021-2A, Class D, 4.46%, 04/20/32(a)	3,500	3,193,501
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 1.53%, 05/15/28(a)(c)	461	459,707
Series 2021-CRE6, Class A, (1 mo. LIBOR US + 1.30%), 1.70%, 11/15/38(a)(c)	1,940	1,926,979
Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 1.60%, 01/17/37(a)(c)	11,427	11,349,163
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)	1,035	981,253
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)	3,056	2,792,400
Series 2021-2GS, Class A, 2.22%, 03/20/48(a)	3,995	3,702,688
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 1.41%, 07/20/34(a)(c)	4,000	3,956,497
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.36%), 0.82%, 03/25/46(c)	728	636,455
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.76%, 06/25/36(c)	3,311	2,034,512
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.16%), 0.61%, 08/25/36(c)	4,143	2,391,868
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.62%, 08/25/36(c)	6,018	2,879,960
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.70%, 08/25/36(c)	1,389	670,474
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.62%, 10/25/36(c)	2,082	792,509
Series 2006-WL3, Class 2A4, (1 mo. LIBOR US + 0.60%), 1.06%, 01/25/36(c)	3,712	3,546,237
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.38%), 1.62%, 01/17/30(a)(c)	820	808,515
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 1.16%, 07/23/29(a)(c)	2,127	2,111,204
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 1.20%, 04/19/30(a)(c)	921	915,450
Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.75%, 04/19/30(a)(c)	350	347,354

Security	Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 1.18%, 01/22/28(a)(c)	USD 308	$306,308
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 6.37%, 10/19/34(a)(c)	750	736,948
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3 mo. LIBOR US + 0.94%), 1.20%, 10/21/30(a)(c)	3,460	3,427,537
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 1.24%, 07/27/31(a)(c)	1,000	992,643
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3 mo. LIBOR US + 1.75%), 2.00%, 10/20/29(a)(c)	490	488,579
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3 mo. LIBOR US + 1.20%), 1.50%, 07/29/30(a)(c)	2,800	2,803,023
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 5.19%, 04/15/29(a)(c)	1,000	969,332
Series 2018-30X, Class E, (3 mo. LIBOR US + 4.95%), 5.19%, 04/15/29(c)(e)	250	242,333
Madison Park Funding XXXI Ltd.
Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 1.96%, 01/23/31(a)(c)	250	248,265
Series 2018-31A, Class C, (3 mo. LIBOR US + 2.15%), 2.41%, 01/23/31(a)(c)	250	249,716
Madison Park Funding XXXIII Ltd.
Series 2019-33A, Class AR, (3 mo. CME Term SOFR + 1.29%), 1.45%, 10/15/32(a)(c)	1,790	1,776,344
Series 2019-33A, Class BR, (3 mo. CME Term SOFR + 1.80%), 1.96%, 10/15/32(a)(c)	3,460	3,439,700
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3 mo. LIBOR US + 1.07%), 1.31%, 07/15/33(a)(c)	2,130	2,107,517
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3 mo. LIBOR US + 1.12%), 1.36%, 07/17/34(a)(c)	1,250	1,232,309
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 3.74%, 01/22/35(a)(c)	750	745,780
Mariner CLO LLC, Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 1.25%, 07/23/29(a)(c)	219	218,102
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(a)	5,000	4,975,403
Series 2021-AA, Class A, 1.86%, 03/20/36(a)	700	639,803
Series 2021-AA, Class B, 2.33%, 03/20/36(a)	1,620	1,486,148
Series 2021-AA, Class C, 2.96%, 03/20/36(a)	2,850	2,566,465
Series 2021-BA, Class C, 2.66%, 11/20/36(a)	4,403	4,013,229
Series 2021-BA, Class D, 3.42%, 11/20/36(a)	980	896,560
Series 2021-BA, Class E, 4.68%, 11/20/36(a)	3,620	3,310,083
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1 mo. LIBOR US + 1.86%), 2.32%, 06/25/35(c)	1,119	1,109,843
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 0.98%, 06/25/36(a)(c)	294	280,351
Series 2006-WMC2, Class A4, (1 mo. LIBOR US + 0.30%), 0.76%, 04/25/36(c)	3,591	1,203,638
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 0.74%, 05/25/37(c)	83	74,890

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 0.72%, 06/25/46(a)(c)	USD 19	$18,104
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 03/20/26(a)	4,130	4,007,655
Series 2022-1A, Class A, 2.50%, 09/21/26(a)	10,537	10,166,821
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)	1,041	842,920
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 0.70%, 05/25/37(c)	1,908	1,582,258
Series 2007-H1, Class 1A2, (1 mo. LIBOR US + 3.50%), 3.96%, 10/25/37(c)	2,981	2,867,683
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.72%, 08/25/37(c)	1,732	1,816,338
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 1.23%, 04/21/31(a)(c)	1,230	1,218,890
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)	1,341	1,356,047
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)	2,270	2,254,417
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1 mo. LIBOR US + 0.22%), 0.68%, 11/25/36(c)	5,644	3,248,990
Series 2007-SEA1, Class 2A1, (1 mo. LIBOR US + 1.90%), 2.36%, 02/25/47(a)(c)	101	97,783
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)	1,321	1,311,576
Series 2019-1A, Class A, 4.37%, 12/21/43(a)	2,129	2,111,774
Series 2019-2A, Class A, 2.88%, 09/20/40(a)	308	298,583
Series 2020-2A, Class B, 2.21%, 08/20/46(a)	1,804	1,684,694
Series 2021-1A, Class B, 2.05%, 12/20/46(a)	498	458,928
Series 2021-2A, Class B, 2.09%, 04/22/47(a)	4,518	4,166,537
MP CLO VIII Ltd., Series 2015-2A, Class ARR, (3 mo. LIBOR US + 1.20%), 1.48%, 04/28/34(a)(c)	800	792,358
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 1.85%, 10/20/30(a)(c)	250	247,378
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1 mo. LIBOR US + 0.41%), 0.87%, 04/25/37(c)	380	360,666
Navient Private Education Loan Trust, Series 2020- IA, Class B, 2.95%, 04/15/69(a)	1,880	1,720,671
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)	1,320	1,347,462
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)	3,897	3,847,420
Series 2020-CA, Class A2B, (1 mo. LIBOR US + 1.60%), 2.00%, 11/15/68(a)(c)	4,100	4,120,211
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 1.26%, 04/15/60(a)(c)	1,869	1,812,746
Series 2021-DA, Class B, 2.61%, 04/15/60(a)	1,110	1,074,064
Series 2021-DA, Class C, 3.48%, 04/15/60(a)	5,000	4,678,256
Series 2021-DA, Class D, 4.00%, 04/15/60(a)	5,000	4,658,940
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)	1,929	1,929,401
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1 mo. LIBOR US + 0.80%), 1.25%, 04/20/62(a)(c)	2,199	2,198,068
Series 2021-A, Class A2, (1 mo. LIBOR US + 1.03%), 1.48%, 04/20/62(a)(c)	2,680	2,642,052

Security	Par (000)	Value

Asset-Backed Securities (continued)
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a) .	USD 2,955	$2,777,013
Series 2021-A, Class B2, 2.85%, 04/20/62(a)	1,640	1,525,231
Series 2021-A, Class C, 3.75%, 04/20/62(a)	950	922,351
Series 2021-A, Class D, 4.93%, 04/20/62(a)	1,690	1,592,715
Series 2021-BA, Class B, 2.68%, 04/20/62(a)	8,450	7,732,980
Series 2021-BA, Class C, 3.57%, 04/20/62(a)	2,370	2,186,193
Series 2021-BA, Class D, 4.75%, 04/20/62(a)	8,380	7,814,112
Series 2021-CA, Class B, 2.53%, 04/20/62(a)	7,230	6,550,952
Series 2021-CA, Class C, 3.36%, 04/20/62(a)	2,770	2,608,886
Series 2021-CA, Class D, 4.44%, 04/20/62(a)	5,590	5,311,650
Series 2021-DA, Class B, 2.90%, 04/20/62(a)	4,800	4,488,289
Series 2021-DA, Class C, 3.50%, 04/20/62(a)	2,700	2,525,433
Series 2021-DA, Class D, 4.38%, 04/20/62(a)	680	645,475
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 1.31%, 01/28/30(a)(c)	500	497,401
Neuberger Berman CLO XVII Ltd., Series 2014- 17A, Class AR2, (3 mo. LIBOR US + 1.03%), 1.29%, 04/22/29(a)(c)	1,250	1,243,444
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3 mo. LIBOR US + 1.16%), 1.40%, 07/15/34(a)(c)	525	519,192
Series 2015-20A, Class DRR, (3 mo. LIBOR US + 2.95%), 3.19%, 07/15/34(a)(c)	1,000	977,428
Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 6.74%, 07/15/34(a)(c)	750	729,732
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.89%, 10/17/30(a)(c)	250	247,920
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 0.92%), 1.16%, 10/18/30(a)(c)	4,050	4,011,557
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3 mo. LIBOR US + 1.40%), 1.65%, 10/19/31(a)(c)	250	247,969
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3 mo. CME Term SOFR + 1.75%), 1.99%, 01/20/35(a)(c)(d)	1,000	1,000,000
Neuberger Berman Loan Advisers CLO 35 Ltd., Series 2019-35A, Class C, (3 mo. LIBOR US + 2.60%), 2.85%, 01/19/33(a)(c)	250	249,635
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 1.34%, 07/16/35(a)(c)	3,000	2,968,500
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, (3 mo. LIBOR US + 1.13%), 1.25%, 10/14/35(a)(c)	5,000	4,940,377
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 0.86%, 10/25/36(a)(c)	191	238,968
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1 mo. LIBOR US + 0.48%), 0.94%, 11/25/36(c)	4,188	1,757,105
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A2, 5.26%, 01/15/19(c)	30	18,215
Series 2002-A, Class M1, 7.76%, 03/15/32(c)	2,158	2,025,428
Series 2002-C, Class M1, 6.89%, 11/15/32(c)	2,506	2,354,621
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3 mo. LIBOR US + 1.95%), 2.19%, 10/13/31(a)(c)	500	497,150

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.
Series 2014-6X, Class BR, (3 mo. LIBOR US + 2.15%), 2.39%, 10/17/30(c)(e)	USD 250	$246,476
Series 2016-12A, Class BR2, (3 mo. CME Term SOFR + 1.81%), 2.53%, 04/18/33(a)(c)(d)	3,000	2,992,500
Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 1.20%, 07/15/30(a)(c)	1,250	1,239,853
Series 2017-13A, Class A2R, (3 mo. LIBOR US + 1.55%), 1.79%, 07/15/30(a)(c)	250	247,577
Series 2019-16A, Class AR, (3 mo. LIBOR US + 1.00%), 1.23%, 04/10/33(a)(c)	1,490	1,476,590
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 1.34%, 07/20/32(a)(c)	1,100	1,089,037
Series 2021-22A, Class A, (3 mo. LIBOR US + 1.18%), 1.30%, 12/02/34(a)(c)	2,020	1,997,623
Series 2021-22A, Class E, (3 mo. LIBOR US + 6.60%), 6.72%, 12/02/34(a)(c)	900	862,600
Octagon 56 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.65%), 1.77%, 10/15/34(a)(c)	250	246,961
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 1.20%, 04/16/31(a)(c)	3,000	2,967,593
Octagon Investment Partners 24 Ltd.
Series 2015-1A, Class A2S, (3 mo. LIBOR US + 1.70%), 1.96%, 04/21/31(a)(c)	500	495,646
Series 2015-1A, Class CS, (3 mo. LIBOR US + 2.80%), 3.06%, 04/21/31(a)(c)	500	498,911
Series 2015-1A, Class DS, (3 mo. LIBOR US + 3.85%), 4.11%, 04/21/31(a)(c)	1,000	995,771
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3 mo. LIBOR US + 1.18%), 1.44%, 01/24/33(a)(c)	250	248,453
Octagon Investment Partners 30 Ltd., Series 2017- 1A, Class D, (3 mo. LIBOR US + 6.20%), 6.45%, 03/17/30(a)(c)	540	506,234
Octagon Investment Partners 33 Ltd., Series 2017- 1A, Class A1, (3 mo. LIBOR US + 1.19%), 1.44%, 01/20/31(a)(c)	1,100	1,094,453
Octagon Investment Partners 36 Ltd., Series 2018- 1A, Class A1, (3 mo. LIBOR US + 0.97%), 1.21%, 04/15/31(a)(c)	250	247,466
Octagon Investment Partners 37 Ltd., Series 2018- 2A, Class A2, (3 mo. LIBOR US + 1.58%), 1.84%, 07/25/30(a)(c)	650	643,279
Octagon Investment Partners 51 Ltd., Series 2021- 1A, Class A, (3 mo. LIBOR US + 1.15%), 1.40%, 07/20/34(a)(c)	1,250	1,236,903
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 1.60%, 07/19/30(a)(c)	350	348,452
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.26%, 01/25/31(a)(c)	1,000	992,369
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 1.36%, 01/25/31(a)(c)	500	487,245
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.41%, 04/21/34(a)(c)	1,500	1,487,939
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 1.39%, 07/02/35(a)(c)	250	247,750

Security	Par (000)	Value

Asset-Backed Securities (continued)
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3 mo. LIBOR US + 1.15%), 1.41%, 10/22/36(a)(c)	USD 1,000	$987,491
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 1.69%, 04/18/33(a)(c)	300	297,270
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3 mo. LIBOR US + 1.14%), 1.39%, 07/20/34(a)(c)	670	662,682
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3 mo. CME Term SOFR + 1.30%), 1.55%, 02/24/37(a)(c)	770	766,722
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 1.50%, 05/23/31(a)(c)	770	763,865
Series 2015-1A, Class AR3, (3 mo. LIBOR US + 1.15%), 1.36%, 01/19/37(a)(c)	680	672,334
OneMain Financial Issuance Trust
Series 2019-1A, Class B, 3.79%, 02/14/31(a)	2,000	2,000,596
Series 2019-2A, Class A, 3.14%, 10/14/36(a)	4,770	4,661,464
Series 2021-1A, Class B, 1.95%, 06/16/36(a)	4,700	4,263,484
Series 2021-1A, Class C, 2.22%, 06/16/36(a)	4,680	4,249,182
Series 2021-1A, Class D, 2.47%, 06/16/36(a)	5,000	4,420,802
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 05/08/31(a)	1,970	1,859,750
Series 2021-B, Class B, 1.96%, 05/08/31(a)	5,000	4,760,710
Series 2021-C, Class A, 2.18%, 10/08/31(a)	7,340	6,911,973
Series 2021-C, Class B, 2.67%, 10/08/31(a)	13,345	12,598,386
Series 2021-C, Class C, 3.61%, 10/08/31(a)	3,180	3,033,227
Series 2021-C, Class D, 5.57%, 10/08/31(a)	450	429,946
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1 mo. LIBOR US + 0.74%), 1.19%, 11/25/35(c)	460	432,992
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)	3,747	3,428,367
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)	2,992	2,750,906
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 1.60%, 10/15/37(a)(c)	1,809	1,752,716
OSD CLO Ltd., Series 2021-23A, Class E, (3 mo. LIBOR US + 6.00%), 6.97%, 04/17/31(a)(c)	1,000	925,197
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.25%), 1.51%, 10/22/30(a)(c)	834	829,177
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 1.96%, 10/22/30(a)(c)	500	495,993
OZLM VI Ltd.,
Series 2014-6A, Class A2AS, (3 mo. LIBOR US + 1.75%), 1.99%, 04/17/31(a)(c) OZLM VIII Ltd.	2,570	2,548,835
Series 2014-8A, Class A2R3, (3 mo. LIBOR US + 1.65%), 1.89%, 10/17/29(a)(c)	1,185	1,175,939
Series 2014-8A, Class BR3, (3 mo. LIBOR US + 2.10%), 2.34%, 10/17/29(a)(c)(d)	1,750	1,741,250
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3 mo. LIBOR US + 1.25%), 1.49%, 07/15/34(a)(c)	1,500	1,483,722
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.80%), 6.05%, 04/20/31(a)(c)	1,000	913,210
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3 mo. LIBOR US + 1.07%), 1.31%, 01/17/31(a)(c)	1,099	1,091,085

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
OZLM XXII Ltd.
Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 1.74%, 01/17/31(a)(c)	USD 500	$493,026
Pagaya AI Debt Selection Trust
Series 2021-2, Class NOTE, 3.00%, 01/25/29(a) .	2,765	2,703,037
Series 2022-1, Class A, 2.03%, 10/15/29(a)	11,458	11,248,568
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3 mo. LIBOR US + 1.00%), 1.25%, 10/17/31(a)(c)	3,400	3,367,395
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.37%, 01/17/31(a)(c)	1,000	994,500
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.65%), 2.89%, 01/17/31(a)(c)	400	388,825
Series 2015-1A, Class A1A4, (3 mo. LIBOR US + 1.13%), 1.61%, 05/21/34(a)(c)	660	652,707
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 2.18%, 05/21/34(a)(c)	1,000	990,120
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 3.00%, 07/20/30(a)(c)	750	733,156
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 6.00%, 07/20/30(a)(c)	500	477,924
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.27%, 04/18/31(a)(c)	500	497,480
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 5.84%, 07/16/31(a)(c)	500	476,562
Series 2020-3A, Class A1AR, (3 mo. LIBOR US + 1.08%), 1.59%, 11/15/31(a)(c)	960	951,813
Series 2021-3A, Class A1, (3 mo. LIBOR US + 1.15%), 1.38%, 01/15/35(a)(c)	390	385,660
Palmer Square Loan Funding Ltd.
Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.65%), 1.90%, 04/20/27(a)(c)	250	249,724
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.60%), 2.08%, 08/20/27(a)(c)	1,500	1,497,143
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.58%, 08/20/27(a)(c)	250	249,853
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.51%, 10/24/27(a)(c)	500	499,501
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.35%), 1.83%, 02/20/28(a)(c)	1,900	1,889,460
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 2.98%, 02/20/28(a)(c)	1,750	1,746,798
Series 2020-2A, Class D, (3 mo. LIBOR US + 5.50%), 5.75%, 04/20/28(a)(c)	250	248,538
Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.25%), 1.73%, 05/20/29(a)(c)	3,310	3,267,009
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 5.25%, 07/20/29(a)(c)	250	242,057
Parallel Ltd., Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 2.00%, 07/20/27(a)(c)	1,000	993,850
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 1.66%, 08/23/31(a)(c)	350	348,223
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.31%, 08/23/31(a)(c)	1,500	1,408,908
Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 7.21%, 02/14/34(a)(c)	900	862,408
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 3.64%, 07/15/34(a)(c)	1,900	1,886,044
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 1.44%, 07/24/31(a)(c)	764	761,775

Security	Par (000)	Value

Asset-Backed Securities (continued)
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1 mo. LIBOR US + 0.54%), 1.00%, 05/25/36(c)	USD 4,967	$4,723,266
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 07/25/51(a)(b)	16,436	15,940,494
Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)	7,631	7,555,995
Prodigy Finance DAC
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 2.96%, 07/25/51(a)(c)	3,055	3,054,424
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 4.21%, 07/25/51(a)(c)	3,055	3,059,159
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 6.36%, 07/25/51(a)(c)	2,280	2,280,917
Progress Residential Trust
Series 2019-SFR3, Class E, 3.37%, 09/17/36(a)	3,000	2,869,470
Series 2019-SFR3, Class F, 3.87%, 09/17/36(a)	1,000	957,814
Series 2019-SFR4, Class E, 3.44%, 10/17/36(a)	3,000	2,894,333
Series 2019-SFR4, Class F, 3.68%, 10/17/36(a)	2,500	2,395,606
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)	990	901,353
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)	4,000	3,688,162
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)	1,808	1,625,298
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)	3,577	3,240,880
Series 2021-SFR7, Class F, 3.83%, 08/17/40(a)	5,735	5,147,918
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)	4,500	3,991,706
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)	2,400	2,054,354
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)	5,000	4,578,004
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.52%, 02/20/30(a)(c)	1,135	1,128,995
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3 mo. LIBOR US + 1.09%), 1.34%, 01/20/34(a)(c)	390	385,337
Series 2021-15A, Class B, (3 mo. LIBOR US + 1.65%), 1.90%, 01/20/34(a)(c)	820	811,761
Series 2021-15A, Class E, (3 mo. LIBOR US + 6.20%), 6.45%, 01/20/34(a)(c)	4,500	4,455,712
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 10/15/31(a)(c)	1,250	1,239,664
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 1.79%, 04/15/32(a)(c)	325	321,036
Series 2019-3A, Class CR, (3 mo. LIBOR US + 1.85%), 2.09%, 04/15/32(a)(c)	250	246,388
Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 2.99%, 04/15/32(a)(c)	250	242,930
Rad CLO 4 Ltd., Series 2019-4A, Class D, (3 mo. LIBOR US + 3.85%), 4.11%, 04/25/32(a)(c)	500	497,804
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 1.44%, 04/17/33(a)(c)	250	248,062
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3 mo. LIBOR US + 1.90%), 2.14%, 01/15/34(a)(c)	500	497,315
Regatta IX Funding Ltd.
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.45%), 2.69%, 04/17/30(a)(c)	250	249,541
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.90%), 4.14%, 04/17/30(a)(c)	250	247,571

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 1.41%, 04/20/34(a)(c)	USD 3,000	$2,977,500
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.60%), 2.53%, 06/20/34(a)(c)	250	246,746
Regatta VIII Funding Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.94%, 10/17/30(a)(c)	1,255	1,248,725
Regatta XVI Funding Ltd.
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.05%), 2.29%, 01/15/33(a)(c)	750	744,946
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 4.14%, 01/15/33(a)(c)	250	248,790
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 7.85%, 10/15/33(a)(c)	500	496,880
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 6.89%, 01/20/35(a)(c)	1,500	1,458,512
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/30(a)	720	697,876
Series 2020-1, Class B, 3.23%, 10/15/30(a)	320	308,605
Series 2020-1, Class C, 3.80%, 10/15/30(a)	805	778,851
Series 2021-2, Class B, 2.35%, 08/15/33(a)	1,098	999,698
Series 2021-2, Class C, 3.23%, 08/15/33(a)	820	751,623
Series 2021-3, Class A, 0.00%, 10/17/33(d)	10,210	9,725,025
Series 2022-1, Class A, 3.07%, 03/15/32(a)	2,274	2,211,065
Series 2022-1, Class B, 3.71%, 03/15/32(a)	5,452	5,288,327
Series 2022-1, Class C, 4.46%, 03/15/32(a)	1,111	1,077,430
Series 2022-1, Class D, 6.72%, 03/15/32(a)	2,072	2,011,682
Renaissance Home Equity Loan Trust,
Series 2005-3, Class AF4, 5.14%, 11/25/35(b)	1,298	1,319,747
Republic Finance Issuance Trust
Series 2021-A, Class A, 2.30%, 12/22/31(a)	6,600	6,262,845
Series 2021-A, Class B, 2.80%, 12/22/31(a)	8,454	7,952,978
Series 2021-A, Class C, 3.53%, 12/22/31(a)	2,100	1,975,693
Series 2021-A, Class D, 5.23%, 12/22/31(a)	3,550	3,344,675
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 1.30%, 01/18/34(a)(c)	1,100	1,082,928
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 1.35%, 04/20/34(a)(c)	1,500	1,477,913
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 1.74%, 10/15/29(a)(c)	1,250	1,238,771
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 2.14%, 10/15/29(a)(c)	1,000	992,332
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.09%, 10/15/29(a)(c)	1,000	982,532
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 6.49%, 10/15/29(a)(c)	1,000	943,656
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.44%, 10/20/30(a)(c)	2,924	2,913,735
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.75%), 6.00%, 10/20/30(a)(c)	2,250	2,153,491
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 1.58%, 05/20/31(a)(c)	750	746,250
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.00%), 6.25%, 10/20/31(a)(c)	1,000	924,575
Series 2020-1A, Class B, (3 mo. LIBOR US + 1.80%), 2.05%, 01/20/32(a)(c)	1,570	1,560,586

Security	Par (000)	Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd. Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 1.42%, 07/20/34(a)(c)	USD 3,500	$3,463,898
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 1.43%, 07/25/31(a)(c)	250	249,037
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.28%, 04/20/31(a)(c)	1,237	1,227,170
RR 19 Ltd., Series 2021-19A, Class A2, (3 mo. LIBOR US + 1.65%), 1.78%, 10/15/35(a)(c)	500	495,792
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 1.33%, 01/15/30(a)(c)	4,330	4,304,501
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)	3,547	3,393,727
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)	2,322	2,293,531
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.32%), 0.78%, 07/25/36(c)	192	50,715
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 1.36%, 07/15/30(a)(c)	995	990,345
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3 mo. LIBOR US + 1.16%), 1.40%, 04/17/34(a)(c)	5,000	4,948,097
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3 mo. LIBOR US + 0.98%), 1.23%, 04/20/29(a)(c)	1,648	1,638,874
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 1.37%, 04/25/31(a)(c)	300	298,197
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 1.52%, 04/20/33(a)(c)	500	496,115
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 1.49%, 07/20/30(a)(c)	1,379	1,375,416
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 6.45%, 01/20/34(a)(c)	500	495,786
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.31%), 1.14%, 12/15/38(c)	1,642	1,606,930
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 1.16%, 06/15/39(c)	1,194	1,150,950
Series 2005-B, Class B, (3 mo. LIBOR US + 0.40%), 1.23%, 06/15/39(c)	172	171,224
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.20%), 1.03%, 12/15/39(c)	2,106	2,011,805
SLM Private Education Loan Trust
Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 5.15%, 10/15/41(a)(c)	3,692	4,091,799
Series 2014-A, Class B, 3.50%, 11/15/44(a)	1,158	1,159,158
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)	2,365	2,315,550
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)	1,625	1,596,076
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 1.30%, 09/15/34(a)(c)	2,138	2,143,943
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)	1,064	1,041,296
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.75%), 1.15%, 10/15/35(a)(c)	1,747	1,741,154

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.80%), 1.20%, 02/15/36(a)(c)	USD 3,256	$3,243,312
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)	3,581	3,533,550
Series 2021-A, Class B, 2.31%, 01/15/53(a)	1,120	1,045,983
Series 2021-A, Class C, 2.99%, 01/15/53(a)	3,290	3,067,692
Series 2021-A, Class D1, 3.86%, 01/15/53(a)	1,480	1,414,621
Series 2021-A, Class D2, 3.86%, 01/15/53(a)	800	761,296
Series 2021-B, Class A, 1.31%, 07/17/51(a)	3,809	3,620,563
Series 2021-C, Class A2, (1 mo. LIBOR US + 0.80%), 1.20%, 01/15/53(a)(c)	1,770	1,765,391
Series 2021-C, Class APT1, 1.39%, 01/15/53(a)	1,944	1,796,048
Series 2021-C, Class B, 2.30%, 01/15/53(a)	840	784,158
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)	603	603,160
SoFi RR Funding IV Trust, Series 2021-1, Class A, 2.98%, 12/31/25(a)(b)(d)	1,361	1,347,198
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 1.34%, 01/26/31(a)(c)	250	248,362
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 1.16%, 01/23/29(a)(c)	3,920	3,896,040
Sound Point CLO XXIII Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.17%), 1.41%, 07/15/34(a)(c)	2,240	2,216,380
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 1.54%, 01/25/32(a)(c)	1,000	997,500
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 1.25%, 01/25/35(c)	105	95,249
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)	2,043	1,967,994
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 1.49%, 10/15/30(a)(c)	250	249,043
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 5.09%, 12/29/29(a)(c)	1,250	1,149,581
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)	1,000	779,600
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 5.84%, 12/28/29(a)(c)	1,550	1,484,085
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1 mo. LIBOR US + 1.50%), 1.96%, 11/25/34(c)	208	207,697
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC2, Class A1, (1 mo. LIBOR US + 0.16%), 0.61%, 09/25/36(c)	2,090	1,578,462
Series 2007-GEL1, Class A3, (1 mo. LIBOR US + 0.60%), 1.06%, 01/25/37(a)(c)	1,600	1,308,375
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)	1,966	1,934,675
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 1.20%, 04/16/31(a)(c)	500	494,557
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 1.39%, 10/15/31(a)(c)	300	298,445

Security	Par (000)	Value

Asset-Backed Securities (continued)
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 1.12%, 04/15/28(a)(c)	USD 532	$529,428
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3 mo. LIBOR US + 1.70%), 1.94%, 04/18/33(a)(c)	250	247,738
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3 mo. LIBOR US + 1.60%), 1.84%, 01/15/34(a)(c)	1,150	1,137,850
Series 2020-23A, Class CR, (3 mo. LIBOR US + 2.00%), 2.24%, 01/15/34(a)(c)	1,500	1,486,230
Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 6.39%, 01/15/34(a)(c)	1,250	1,236,595
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 1.33%, 04/20/33(a)(c)	689	682,369
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 1.43%, 11/18/30(a)(c)	1,000	990,797
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.55%), 1.79%, 07/15/30(a)(c)	1,000	990,198
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3 mo. LIBOR US + 1.22%), 1.68%, 08/16/34(a)(c)	250	246,868
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 3.31%, 04/26/28(a)(c)	500	499,034
TICP CLO III-2 Ltd., Series 2018-3R, Class B, (3 mo. LIBOR US + 1.35%), 1.60%, 04/20/28(a)(c)	500	497,671
TICP CLO IX Ltd., Series 2017-9A, Class B, (3 mo. LIBOR US + 1.60%), 1.85%, 01/20/31(a)(c)	250	248,169
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.36%, 01/15/34(a)(c)	4,250	4,196,249
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.74%, 01/15/34(a)(c)	320	315,192
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.29%, 04/15/33(a)(c)	600	585,021
TICP CLO XI Ltd., Series 2018-11A, Class B, (3 mo. LIBOR US + 1.73%), 1.98%, 10/20/31(a)(c)	450	447,810
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3 mo. LIBOR US + 1.17%), 1.41%, 07/15/34(a)(c)	250	247,429
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3 mo. LIBOR US + 6.70%), 6.95%, 10/20/32(a)(c)	1,250	1,226,947
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 1.53%, 04/20/33(a)(c)	750	746,084
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1 mo. LIBOR US + 1.00%), 1.46%, 05/25/58(a)(c)	1,691	1,690,858
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 1.25%, 04/25/32(a)(c)	650	640,352
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3 mo. LIBOR US + 1.17%), 1.33%, 10/20/34(a)(c)	7,230	7,143,240

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Trestles CLO V Ltd. Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 6.51%, 10/20/34(a)(c)	USD 1,000	$990,602
Tricon American Homes Trust
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)	2,000	1,926,028
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)	2,000	1,865,398
Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)	7,351	6,974,796
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)	3,250	3,004,000
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)	2,099	1,902,432
Trimaran CAVU Ltd., Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 3.38%, 10/25/34(a)(c)	300	294,295
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3 mo. LIBOR US + 1.40%), 1.64%, 10/18/31(a)(c)	250	250,840
Upstart Pass-Through Trust
Series 2020-ST5, Class A, 3.00%, 12/20/26(a)	409	399,090
Series 2021-ST3, Class A, 2.00%, 05/20/27(a)	3,399	3,300,250
Series 2021-ST4, Class A, 2.00%, 07/20/27(a)	717	692,376
Series 2021-ST5, Class A, 2.00%, 07/20/27(a)	3,568	3,447,118
Series 2021-ST9, Class A, 1.70%, 11/20/29(a)	6,164	5,941,415
Series 2022-ST1, Class A, 2.60%, 03/20/30(a)	11,084	10,811,140
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 1.52%, 04/15/33(a)(c)	340	337,530
VMC Finance LLC, Series 2022-FL5, Class A, (SOFR (30-day) + 1.90%), 1.95%, 02/18/39(a)(c)	5,300	5,299,994
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)	16,328	15,867,732
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.97%), 1.23%, 04/25/31(a)(c)	1,000	989,159
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 1.39%, 10/18/31(a)(c)	498	495,724
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.19%), 1.44%, 10/20/31(a)(c)	500	499,471
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.95%), 1.19%, 04/17/30(a)(c)	250	248,177
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 1.29%, 04/20/34(a)(c)	1,000	988,643
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 1.37%, 10/15/30(a)(c)	1,250	1,244,312
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.30%), 1.55%, 04/19/31(a)(c)	250	246,718
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.00%), 1.24%, 07/15/31(a)(c)	250	247,818
Wachovia Asset Securitization Issuance II LLC Trust
Series 2007-HE1, Class A, (1 mo. LIBOR US + 0.14%), 0.60%, 07/25/37(a)(c)	1,142	1,127,730
Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.13%), 0.59%, 07/25/37(a)(c)	1,297	1,282,772
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1 mo. LIBOR US + 0.16%), 0.61%, 08/25/36(c)	8,389	8,027,255
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.36%), 0.82%, 09/25/36(c)	224	83,183
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 0.61%, 10/25/36(c)	1,411	1,179,695
Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 0.70%, 05/25/37(c)	124	114,250

Security	Par (000)	Value

Asset-Backed Securities (continued)
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.15%), 1.39%, 01/17/31(a)(c)	USD 1,525	$1,519,146
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3 mo. LIBOR US + 1.22%), 1.48%, 10/24/34(a)(c)	320	315,763
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 3.61%, 10/24/34(a)(c)	250	244,672
Series 2020-2A, Class ER, (3 mo. LIBOR US + 7.10%), 7.36%, 10/24/34(a)(c)	500	470,436
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. LIBOR US + 1.22%), 1.34%, 10/15/34(a)(c)	4,000	3,947,002
Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/28(a)(c)	590	589,789
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.40%), 0.86%, 06/25/37(a)(c)	452	177,383

Total Asset-Backed Securities — 52.3% (Cost: $1,427,663,381)		1,379,014,175

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00%(d)(f)(g)(h)	500	—
0.00%(d)(f)(g)(h)	250	—

		—

Insurance — 0.1%
Ambac Assurance Corp., 5.10%(a)(h)	58	65,249
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 5.51%, 07/06/26(a)(c)	2,385	2,274,707

		2,339,956

Total Corporate Bonds — 0.1% (Cost: $2,439,495)		2,339,956

Floating Rate Loan Interests

Diversified Financial Services — 0.2%
Project Pearl Pasco Holdings LLC, Advance, (3 mo. LIBOR US + 2.25%, 1.00% Floor), 2.25%, 09/15/23	4,744	4,727,378

Real Estate Management & Development — 0.3%
MUPR 3 Assets LLC
Facility, (1 mo. SOFR US + 2.75%, 0.00% Floor), 2.80%, 09/25/23	6,839	6,838,790
Facility, (1 mo. SOFR US + 2.75%, 3.02% Floor), 3.02%, 09/25/23	103	102,794

		6,941,584

Thrifts & Mortgage Finance — 0.1%
Caliber Home Loans, Inc., Advances, (3 mo. LIBOR US + 2.88%, 0.00% Floor), 2.98%, 07/24/25(d)	4,000	3,990,000

Total Floating Rate Loan Interests — 0.6% (Cost: $15,685,566)		15,658,962

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 13.3%
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 3.15%, 05/25/36(c)	USD 4,798	$3,675,513
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.70%, 01/25/45(a)(c)	723	704,790
Series 2015-3, Class B5, 3.57%, 04/25/45(a)(c)	832	807,224
Series 2015-4, Class B5, 3.54%, 06/25/45(a)(c)	580	555,568
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)	10,661	10,095,343
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)	1,283	1,218,965
Series 2021-G, Class C, 0.00%, 06/25/61(a)	2,323	2,145,432
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.21%), 0.67%, 10/25/46(c)	94	57,962
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.92%), 1.06%, 11/25/46(c)	948	335,886
Series 2006-6, Class A1A, (1 mo. LIBOR US + 0.19%), 0.65%, 12/25/46(c)	5,244	4,595,367
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.70%), 0.84%, 02/25/47(c)	33	16,587
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)	405	401,872
Angel Oak Mortgage Trust I LLC
Series 2019-2, Class A1, 3.63%, 03/25/49(a)(c)	363	362,256
Series 2019-2, Class B2, 6.29%, 03/25/49(a)(c)	716	686,701
APS Resecuritization Trust, Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.85%), 3.31%, 09/27/46(a)(c)	170	169,895
ARI Investments LLC, Series 2017-1, Class A, 4.61%, 01/06/25(d)	444	444,411
Banc of America Alternative Loan Trust,
Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.80%), 1.26%, 05/25/46(c)	630	507,576
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)	318	91,131
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)	374	366,018
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37	998	929,772
Barclays Mortgage Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)	11,011	10,611,296
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)	1,060	1,024,592
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)	2,407	2,279,710
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 2.87%, 07/26/36(a)(c)	1,445	1,433,043
Series 2011-RR5, Class 11A5, (1 mo. LIBOR US + 0.15%), 0.49%, 05/28/36(a)(c)	372	362,527
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)	174	145,522
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.28%), 0.74%, 08/25/36(c)	555	545,486
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.17%), 0.63%, 03/25/37(c)	224	210,198

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Bear Stearns Mortgage Funding Trust
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.21%), 0.67%, 06/25/37(c)	USD 19	$18,863
BRAVO Residential Funding Trust, Series 2019-NQM2, Class B2, 4.80%, 11/25/59(a)(c)	996	959,627
Central Park Funding Trust, Series 2021-2, Class PT, (1 mo. LIBOR US + 3.00%), 3.45%, 10/27/22(a)(c)	938	932,080
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	9,419	5,329,445
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)	3,238	3,154,638
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)	9,975	9,839,581
CIM Trust, Series 2019-J2, Class B4, 3.77%, 10/25/49(a)(c)	914	875,783
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37	2,289	1,983,178
Series 2008-2, Class 1A1, 6.50%, 06/25/38	323	277,183
Citigroup Mortgage Loan Trust
Series 2014-C, Class B2, 4.25%, 02/25/54(a)	317	329,543
Series 2019-IMC1, Class B1, 3.97%, 07/25/49(a)(c)	1,580	1,512,214
Series 2019-IMC1, Class B2, 5.41%, 07/25/49(a)(c)	3,171	3,078,251
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)	2,180	2,163,806
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A5, 6.00%, 03/25/37	1,983	1,936,254
COLT Mortgage Loan Trust, Series 2020-2, Class M1, 5.25%, 03/25/65(a)(c)	761	762,098
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.35%), 0.81%, 06/25/35(c)	1,163	1,001,348
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.64%), 1.09%, 11/20/35(c)	490	415,563
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.60%), 1.06%, 01/25/36(c)	346	304,765
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.00%), 1.14%, 02/25/36(c)	459	431,903
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	1,046	674,483
Series 2006-J7, Class 1A2, 6.25%, 11/25/36	2,948	1,847,409
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.46%), 0.92%, 11/25/36(c)	470	453,213
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.50%), 0.96%, 07/25/46(c)	3,554	3,408,395
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,200	710,642
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	182	112,989
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.84%), 0.98%, 03/25/47(c)	201	180,826
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.40%), 1.86%, 08/25/35(c)	1,077	886,544
Series 2007-15, Class 2A2, 6.50%, 09/25/37	683	350,786
Series 2007-HYB1, Class 3A1, 2.80%, 03/25/37(c)	1,905	1,760,839
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)	39	19,851

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)	USD 8,400	$8,272,683
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)	4,838	4,599,070
Credit Suisse Mortgage Trust
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)	1,972	1,344,489
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.12%), 0.31%, 08/27/36(a)(c)	100	86,617
Series 2014-SAF1, Class B5, 3.95%, 03/25/44(a)(c)	1,578	1,460,452
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)	3,299	3,140,997
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)	150	142,863
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)	1,620	1,541,927
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)	3,671	3,344,929
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)	19	17,791
GCAT Trust, Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)	2,533	2,510,512
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.00%), 2.14%, 03/25/36(c)	21	20,226
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)	456	456,704
Series 2020-PJ2, Class B4, 3.61%, 07/25/50(a)(c)	1,065	1,045,061
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, (1 mo. LIBOR US + 0.40%), 0.86%, 06/25/34(a)(c)	3,666	3,111,426
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.35%), 0.81%, 03/25/35(a)(c)	62	59,232
Series 2005-RP3, Class 2A1, 3.31%, 09/25/35(a)(c)	3,836	3,715,977
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.35%), 0.81%, 01/25/36(a)(c)	52	43,686
Series 2006-RP2, Class 2A1, 3.45%, 04/25/36(a)(c)	2,728	2,567,934
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 2.53%, 04/25/36(c)	1,990	1,497,731
Homeward Opportunities Fund I Trust, Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)	3,640	3,559,575
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1 mo. LIBOR US + 0.40%), 0.86%, 10/25/36(c)	245	236,716
Series 2007-AR19, Class 3A1, 2.97%, 09/25/37(c)	679	518,330
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.24%), 0.70%, 08/25/37(c)	3,275	3,040,032
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)	4,246	3,940,310
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 2.57%, 07/25/35(c)	383	377,739
Series 2020-5, Class B3, 3.62%, 12/25/50(a)(c)	3,858	3,534,403
Series 2021-INV5, Class A2A, 2.50%, 12/25/51(a)(c)	18,810	17,394,409
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)	17,661	16,802,342

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)	USD 6,218	$5,177,809
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)	3,911	3,627,743
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)	918	831,394
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)	1,277	1,116,183
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)	678	562,993
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)	279	214,807
Series 2021-INV7, Class B6, 3.22%, 02/25/52(a)(c)	918	421,606
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 2.73%, 01/25/60(a)(b)	321	318,769
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.15%), 1.61%, 12/25/37(c)	31	32,799
Loan Revolving Advance Investment Trust, Series 2021-2, Class A1X, (1 mo. LIBOR US + 2.75%), 2.84%, 06/30/23(a)(c)	10,000	9,903,222
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, (1 mo. LIBOR US + 2.50%), 2.96%, 04/01/24(a)(c)	2,479	2,540,445
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)	1,004	929,784
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28(d)	1,032	684,042
Series 2021-VFN1, Class Note, 3.00%, 08/25/28(d)	2,489	2,488,737
Mello Warehouse Securitization Trust
Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 3.71%, 11/25/53(a)(c)	1,200	1,194,962
Series 2021-2, Class E, (1 mo. LIBOR US + 2.75%), 3.21%, 04/25/55(a)(c)	3,800	3,758,106
MFA Trust, Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)	700	661,748
MFRA Trust, Series 2022-CHM1, Class A1, 3.88%, 09/25/56(a)(b)	8,458	8,348,068
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 0.57%, 04/16/36(a)(c)	253	239,778
New Residential Mortgage Loan Trust,
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)	1,719	1,740,556
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)	396	401,026
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 0.88%, 06/25/37(c)	663	585,938
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)	7,129	6,978,892
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)	492	486,642
Preston Ridge Partners Mortgage LLC
Series 2021-4, Class A1, 1.87%, 04/25/26(a)(b)	4,240	4,035,540
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)	4,920	4,832,571
RALI Trust
Series 2005-QA10, Class A21, 3.57%, 09/25/35(c)	5,360	2,697,378

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
RALI Trust
Series 2006-QO10, Class A1, (1 mo. LIBOR US + 0.32%), 0.78%, 01/25/37(c)	USD 2,087	$1,968,579
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.49%, 02/25/50(a)(c)	964	907,339
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)	21,336	20,677,894
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 0.80%, 06/25/35(a)(c)	408	397,635
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 0.86%, 09/25/35(a)(c)	588	523,606
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)	2,900	2,780,629
RFMSI Series Trust, Series 2005-SA4, Class 2A1, 3.17%, 09/25/35(c)	2,309	1,726,460
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.45%, 08/25/36(c)	518	392,186
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)	3,379	3,189,192
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(d)	1,051	912,883
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)	2,820	2,774,671
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a)	260	253,956
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)	2,688	2,638,335
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)	648	622,571
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 0.88%, 05/25/46(c)	32	22,439
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.35%), 0.81%, 06/25/35(a)(c)	902	827,258
Series 2005-RF5, Class 2A, 3.26%, 07/25/35(a)(c)	2,327	2,270,061
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)	4,323	2,900,150
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)	1,335	951,501
Thornburg Mortgage Securities Trust,
Series 2006-3, Class A1, 2.39%, 06/25/46(c)	1,172	913,022
Toorak Mortgage Corp.
Series 2019-2, Class A1, 3.72%, 09/25/22(b)	2,291	2,274,254
Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)	3,755	3,407,945
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)	212	212,043
Verus Securitization Trust
Series 2019-4, Class B1, 3.86%, 11/25/59(a)(c)	800	796,269
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)	2,600	2,580,286
Series 2020-5, Class M1, 2.60%, 05/25/65(a)(c)	264	250,999
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)	3,000	2,844,844
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)	3,250	3,148,414
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c)	265	257,429
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)	1,507	1,352,607
Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)	100	95,895

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Vista Point Securitization Trust
Series 2020-1, Class B1, 5.38%, 03/25/65(a)(c)	USD 1,000	$991,424
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)	192	186,499
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)	170	164,307
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-9, Class 5A6, (1 mo. LIBOR US + 0.55%), 1.01%, 11/25/35(c)	417	295,482
Series 2005-9, Class 5A9, 5.50%, 11/25/35	171	152,620
Series 2006-4, Class 1A1, 6.00%, 04/25/36	185	182,901
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)	112	107,577
Series 2006-AR1, Class A1A, (1 mo. LIBOR US + 0.50%), 0.96%, 02/25/36(c)	1,351	1,205,887
Series 2006-AR5, Class A1A, (12 mo. Federal Reserve Cumulative Average US + 0.99%), 1.13%, 06/25/46(c)	185	178,601
Series 2007-HY1, Class A2A, (1 mo. LIBOR US + 0.32%), 0.78%, 02/25/37(c)	596	536,941
Series 2007-OA1, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.71%), 0.85%, 12/25/46(c)	2,967	2,755,578
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.25%), 1.47%, 05/25/47(c)	2,441	2,363,350
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 0.89%, 06/25/47(c)	551	519,734
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 2.49%, 10/25/36(c)	1,101	1,074,598
Western Alliance CLN, Series 2021-CL1, Class M, 5.63%, 12/28/24	8,540	8,539,237
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 3.25%, 07/25/59(a)(c)	10,713	10,660,565
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 3.80%, 07/25/59(a)(c)	10,776	10,723,856
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.97%, 11/20/44(a)(c)	923	919,001

		350,117,954

Commercial Mortgage-Backed Securities — 25.4%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)	5,000	4,844,572
Series 2017-245P, Class C, 3.66%, 06/05/37(a)(c)	3,000	2,854,884
Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)	1,151	1,007,531
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 1.19%, 09/15/34(a)(c)	5,000	4,975,667
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 2.43%, 09/15/34(a)(c)	1,705	1,682,089
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)	9,730	9,493,404
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 2.50%, 04/15/35(a)(c)	644	623,045
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1 mo. LIBOR US + 1.05%), 1.45%, 09/15/32(a)(c)	2,000	1,978,772

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.60%, 04/14/33(a)(c)	USD 1,294	$1,212,324
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 1.30%, 11/15/32(a)(c)	2,470	2,408,931
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 2.40%, 11/15/32(a)(c)	1,090	901,550
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62	3,000	2,918,986
Series 2020-BN28, Class A4, 1.84%, 03/15/63	4,200	3,735,508
Series 2021-BN33, Class A5, 2.56%, 05/15/64	1,999	1,874,672
Series 2021-BN35, Class A5, 2.29%, 06/15/64	744	679,894
Series 2021-BN37, Class A5, 2.62%, 11/15/64(c)	2,485	2,338,221
Series 2022-BNK40, Class A4, 3.51%, 03/15/64(c)	2,220	2,235,358
Barclays Commercial Mortgage Trust, Series 2019- C3, Class D, 3.00%, 05/15/52(a)	3,014	2,474,894
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.41%), 0.86%, 04/25/36(a)(c)	7,868	7,317,727
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 1.00%, 04/25/36(a)(c)	18	16,509
Series 2006-4A, Class A2, (1 mo. LIBOR US + 0.41%), 0.86%, 12/25/36(a)(c)	1,649	1,561,013
Series 2006-SP2, Class A, (1 mo. LIBOR US + 0.42%), 0.88%, 01/25/37(a)(c)	1,704	1,608,904
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 0.73%, 03/25/37(a)(c)	7,933	7,452,565
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.73%, 07/25/37(a)(c)	36	33,976
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.45%), 0.91%, 09/25/37(a)(c)	7,297	6,860,715
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.96%, 12/25/37(a)(c)	4,429	4,296,306
BBCMS Mortgage Trust
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.50%), 3.90%, 08/15/36(a)(c)	1,936	1,882,688
Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(c)	1,000	799,279
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 1.12%, 03/15/37(a)(c)	5,000	4,877,139
Series 2021-C12, Class A5, 2.69%, 11/15/54	4,800	4,539,637
Series 2022-C15, Class A5, 3.66%, 04/15/55(c)	1,930	1,976,399
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)	397	392,444
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 4.88%, 02/11/41(c)	228	226,082
Beast Mortgage Trust
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 1.50%, 04/15/36(a)(c)	278	269,621
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 1.75%, 04/15/36(a)(c)	337	326,944
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 2.00%, 04/15/36(a)(c)	324	314,337
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 2.50%, 04/15/36(a)(c)	278	269,796
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 3.30%, 04/15/36(a)(c)	262	255,473

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Beast Mortgage Trust
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 4.20%, 04/15/36(a)(c)	USD 293	$287,326
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 5.30%, 04/15/36(a)(c)	216	211,844
Benchmark Mortgage Trust
Series 2018-B5, Class C, 4.61%, 07/15/51(c)	3,162	3,175,014
Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(a)(c)	349	332,408
Series 2019-B15, Class A5, 2.93%, 12/15/72	4,747	4,596,112
Series 2020-B19, Class A5, 1.85%, 09/15/53	3,300	2,946,395
Series 2020-B21, Class A5, 1.98%, 12/17/53	2,790	2,500,963
Series 2021-B24, Class A5, 2.58%, 03/15/54	3,000	2,819,529
Series 2021-B26, Class A5, 2.61%, 06/15/54	4,000	3,767,454
Series 2022-B34, Class A5, 3.79%, 04/15/55	2,837	2,921,981
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 4.10%, 10/15/35(a)(c)	2,000	1,967,564
BHMS
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 1.65%, 07/15/35(a)(c)	2,850	2,820,412
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 2.30%, 07/15/35(a)(c)	2,600	2,554,435
BPR Trust, Series 2021-TY, Class E, (1 mo. LIBOR US + 3.60%), 4.00%, 09/15/38(a)(c)	3,138	3,082,847
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	1,696	1,683,449
Series 2013-1515, Class C, 3.45%, 03/10/33(a)	250	240,313
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, (1 mo. LIBOR US + 0.67%), 1.07%, 03/15/37(a)(c)	2,272	2,253,451
Series 2018-BIOA, Class B, (1 mo. LIBOR US + 0.87%), 1.27%, 03/15/37(a)(c)	2,272	2,249,114
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.72%, 03/15/37(a)(c)	373	366,984
Series 2018-BIOA, Class E, (1 mo. LIBOR US + 1.95%), 2.35%, 03/15/37(a)(c)	3,365	3,310,430
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.40%, 11/15/35(a)(c)	700	691,340
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.32%, 10/15/36(a)(c)	2,624	2,612,252
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.85%, 10/15/36(a)(c)	2,550	2,525,946
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.70%, 10/15/36(a)(c)	4,250	4,159,443
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 3.05%, 10/15/36(a)(c)	6,417	6,266,319
Series 2020-FOX, Class E, (1 mo. LIBOR US + 3.60%), 4.00%, 11/15/32(a)(c)	1,658	1,643,772
Series 2020-VIV2, Class C, 3.54%, 03/09/44(a)(c)	2,204	2,015,184
Series 2020-VIVA, Class D, 3.55%, 03/11/44(a)(c)	3,000	2,689,733
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 3.15%, 10/15/37(a)(c)	1,645	1,596,049
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 2.57%, 10/15/36(a)(c)	6,185	5,965,719
Series 2021-CIP, Class E, (1 mo. LIBOR US + 2.82%), 3.22%, 12/15/38(a)(c)	4,758	4,614,653
Series 2021-MC, Class E, (1 mo. LIBOR US + 2.10%), 2.50%, 04/15/34(a)(c)	1,793	1,741,291
Series 2021-MC, Class F, (1 mo. LIBOR US + 2.35%), 2.75%, 04/15/34(a)(c)	1,875	1,800,554

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 1.31%, 02/15/33(a)(c)(d)	USD 1,269	$1,256,310
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 2.55%, 02/15/33(a)(c)(d)	744	736,560
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 4.65%, 02/15/33(a)(c)(d)	491	486,090
Series 2021-VINO, Class A, (1 mo. LIBOR US + 0.65%), 1.05%, 05/15/38(a)(c)	4,950	4,826,074
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 3.20%, 05/15/38(a)(c)	7,100	6,851,163
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)	1,522	1,434,793
Series 2021-XL2, Class F, (1 mo. LIBOR US + 2.24%), 2.64%, 10/15/38(a)(c)	4,941	4,792,411
Series 2022-LP2, Class F, (1 mo. CME Term SOFR + 3.26%), 3.56%, 02/15/39(a)(c)	2,396	2,335,959
BX Trust
Series 2019-CALM, Class E, (1 mo. LIBOR US + 2.00%), 2.40%, 11/15/32(a)(c)	3,000	2,930,632
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	3,757	3,626,880
Series 2021-ARIA, Class C, (1 mo. LIBOR US + 1.65%), 2.04%, 10/15/36(a)(c)	150	146,806
Series 2021-ARIA, Class D, (1 mo. LIBOR US + 1.90%), 2.29%, 10/15/36(a)(c)	1,249	1,220,773
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 3.54%, 10/15/36(a)(c)	7,890	7,593,661
Series 2021-SDMF, Class E, (1 mo. LIBOR US + 1.59%), 1.98%, 09/15/34(a)(c)	3,980	3,776,513
Series 2021-SDMF, Class J, (1 mo. LIBOR US + 4.03%), 4.43%, 09/15/34(a)(c)	1,764	1,705,421
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 3.20%, 06/15/38(a)(c)	5,391	5,218,566
Series 2021-SOAR, Class J, (1 mo. LIBOR US + 3.75%), 4.15%, 06/15/38(a)(c)	4,750	4,574,222
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 4.00%, 06/15/23(a)(c)	7,397	7,136,072
Series 2022-LBA6, Class D, (1 mo. CME Term SOFR + 2.00%), 2.30%, 01/15/39(a)(c)	2,150	2,110,812
BXP Trust
Series 2017-GM, Class B, 3.43%, 06/13/39(a)(c)	265	257,684
Series 2021-601L, Class D, 2.78%, 01/15/44(a)(c)	1,554	1,247,471
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 2.15%, 12/15/37(a)(c)	1,000	983,714
Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.55%, 12/15/37(a)(c)	2,269	2,229,083
CD Mortgage Trust, Series 2016-CD1, Class A3, 2.46%, 08/10/49	4,339	4,157,252
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class C, 4.85%, 05/10/58(c)	130	128,371
Series 2018-TAN, Class A, 4.24%, 02/15/33(a)	1,000	1,004,939
Series 2018-TAN, Class B, 4.69%, 02/15/33(a)	1,081	1,083,387
Series 2018-TAN, Class C, 5.30%, 02/15/33(a)	1,050	1,052,626
CFK Trust
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(c)	2,500	2,431,973
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c)	2,500	2,349,491
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.33%, 11/15/36(a)(c)	230	229,136

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(c)	USD 100	$98,934
Series 2015-GC27, Class C, 4.42%, 02/10/48(c)	491	476,975
Series 2016-P3, Class A4, 3.33%, 04/15/49	2,635	2,625,943
Series 2017-P7, Class A4, 3.71%, 04/14/50	6,000	6,072,896
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)(c)	3,000	2,941,183
Series 2019-SMRT, Class A, 4.15%, 01/10/36(a)	2,000	2,023,458
Series 2019-SMRT, Class D, 4.75%, 01/10/36(a)(c)	3,000	2,998,645
Cold Storage Trust
Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 1.30%, 11/15/37(a)(c)	4,915	4,857,419
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 3.16%, 11/15/37(a)(c)	1,966	1,943,869
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)	837	832,599
Series 2013-GAM, Class B, 3.42%, 02/10/28(a)(c)	1,500	1,454,512
Series 2013-WWP, Class D, 3.90%, 03/10/31(a)	110	111,375
Series 2015-CR23, Class A4, 3.50%, 05/10/48	2,000	2,006,125
Series 2015-CR26, Class A4, 3.63%, 10/10/48	3,535	3,554,025
Series 2015-LC19, Class D, 2.87%, 02/10/48(a)	87	78,875
Series 2015-PC1, Class B, 4.32%, 07/10/50(c)	3,175	3,165,475
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)	500	438,957
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 1.38%, 05/15/36(a)(c)	9,475	9,423,838
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 1.63%, 05/15/36(a)(c)	4,810	4,761,558
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 2.55%, 05/15/36(a)(c)	6,331	6,212,121
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 3.05%, 05/15/36(a)(c)	8,897	8,695,672
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 12/15/30(a)(c)	240	238,347
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 5.26%, 10/15/37(a)(c)	2,000	2,002,404
Series 2021-980M, Class D, 3.54%, 07/15/31(a)(c)	3,364	3,076,629
Series 2021-980M, Class E, 3.54%, 07/15/31(a)(c)	2,195	1,930,266
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 3.90%, 11/15/38(a)(c)	633	633,000
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class C, 4.92%, 01/15/49(c)	10	9,789
Series 2018-C14, Class A4, 4.42%, 11/15/51(c)	4,219	4,418,886
Series 2019-C16, Class A3, 3.33%, 06/15/52	2,000	1,969,691
Series 2019-C16, Class C, 4.24%, 06/15/52(c)	1,622	1,519,402
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1 mo. LIBOR US + 0.80%), 1.19%, 06/15/33(a)(c)	5,000	4,946,693
Series 2018-BIOD, Class A, (1 mo. LIBOR US + 0.80%), 1.11%, 05/15/35(a)(c)	4,569	4,540,261
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 1.61%, 05/15/35(a)(c)	3,198	3,162,118
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 2.31%, 05/15/35(a)(c)	3,052	2,974,821

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
DBGS Mortgage Trust
Series 2018-BIOD, Class G, (1 mo. LIBOR US + 2.50%), 2.81%, 05/15/35(a)(c)	USD 429	$415,474
Series 2019-1735, Class F, 4.20%, 04/10/37(a)(c)	160	132,988
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)	2,670	2,656,011
Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(c)	990	953,452
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(c)	1,524	1,419,893
ELP Commercial Mortgage Trust
Series 2021-ELP, Class G, (1 mo. LIBOR US + 3.12%), 3.51%, 11/15/38(a)(c)	6,602	6,452,119
Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 4.01%, 11/15/38(a)(c)	2,557	2,499,486
Extended Stay America Trust
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.65%, 07/15/38(a)(c)	5,357	5,276,320
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 3.25%, 07/15/38(a)(c)	3,469	3,409,859
Series 2021-ESH, Class F, (1 mo. LIBOR US + 3.70%), 4.10%, 07/15/38(a)(c)	3,618	3,535,763
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(c)	2,150	2,164,290
Series 2018-W5FX, Class CFX, 3.42%, 04/25/28(a)(c)	4,100	3,875,620
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)	2,905	2,807,399
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 02/15/38(a)(c)	2,730	2,683,521
Grace Trust, Series 2020-GRCE, Class F, 2.68%, 12/10/40(a)(c)	2,000	1,570,223
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(c)	4,100	4,257,506
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A, (1 mo. LIBOR US + 1.20%), 1.60%, 06/15/38(a)(c)	1,461	1,460,586
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 3.83%, 11/15/36(a)(c)	1,212	1,180,745
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.42%, 07/10/48(c)	410	402,579
Series 2015-GC32, Class D, 3.35%, 07/10/48	53	46,626
Series 2017-GS6, Class A3, 3.43%, 05/10/50	2,000	1,996,104
Series 2019-GSA1, Class A4, 3.05%, 11/10/52	2,587	2,517,102
Series 2019-GSA1, Class C, 3.80%, 11/10/52(c)	5,000	4,703,435
GSCG Trust
Series 2019-600C, Class A, 2.94%, 09/06/34(a)	5,000	4,897,563
Series 2019-600C, Class F, 3.99%, 09/06/34(a)(c)	2,000	1,850,184
Harvest Commercial Capital Loan Trust, Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)	669	618,353
HONO Mortgage Trust
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 3.75%, 10/15/36(a)(c)	1,968	1,930,993
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 4.80%, 10/15/36(a)(c)	1,629	1,597,179
Houston Galleria Mall Trust, Series 2015-HGLR, Class D, 3.98%, 03/05/37(a)	578	538,304

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Hudson Yards Mortgage Trust
Series 2019-30HY, Class E, 3.44%, 07/10/39(a)(c)	USD 2,000	$1,845,323
Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(c)	1,000	836,581
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.11%, 12/15/48(a)(c)	1,190	1,085,172
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	1,968	1,919,251
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.72%, 01/15/49(c)	315	314,513
Series 2016-JP2, Class A4, 2.82%, 08/15/49	3,655	3,572,107
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(c)	2,371	2,293,859
Series 2017-JP5, Class D, 4.60%, 03/15/50(a)(c)	129	116,434
Series 2018-PHH, Class A, (1 mo. LIBOR US + 1.06%), 2.56%, 06/15/35(a)(c)	4,845	4,767,262
Series 2019-COR5, Class C, 3.75%, 06/13/52	1,030	962,501
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 3.40%, 07/15/36(a)(c)	1,000	968,826
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 3.17%, 10/15/33(a)(c)	700	677,600
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 2.85%, 04/15/38(a)(c)	1,000	969,850
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(c)	2,865	2,530,892
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, (1 mo. LIBOR US + 1.80%), 2.20%, 05/15/36(a)(c)	1,159	1,142,236
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 0.71%, 03/25/37(a)(c)	60	60,101
Series 2007-2A, Class M1, (1 mo. LIBOR US + 0.40%), 0.86%, 06/25/37(a)(c)	978	936,545
Series 2007-3A, Class M2, (1 mo. LIBOR US + 2.00%), 2.46%, 10/25/37(a)(c)	3,340	2,961,271
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 1.10%, 03/15/38(a)(c)	1,946	1,902,432
LUXE Trust, Series 2021-TRIP, Class E, (1 mo. LIBOR US + 2.75%), 3.15%, 10/15/38(a)(c)	654	641,193
Med Trust
Series 2021-MDLN, Class F, (1 mo. LIBOR US + 4.00%), 4.40%, 11/15/38(a)(c)	2,200	2,147,549
Series 2021-MDLN, Class G, (1 mo. LIBOR US + 5.25%), 5.65%, 11/15/38(a)(c)	21,012	20,516,211
MF1, Series 2021-W10, Class G, (1 mo. CME Term SOFR + 4.22%), 4.52%, 12/15/34(a)(c)	560	559,300
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 04/15/38(a)(c)	1,950	1,918,272
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 3.00%, 04/15/38(a)(c)	2,500	2,437,230
Series 2021-MHC2, Class A, (1 mo. LIBOR US + 0.85%), 1.25%, 05/15/23(a)(c)	5,000	4,904,051
MHP
Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 3.15%, 07/15/38(a)(c)	2,146	2,070,559

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MHP
Series 2021-STOR, Class J, (1 mo. LIBOR US + 3.95%), 4.35%, 07/15/38(a)(c)	USD 2,846	$2,774,286
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.14%, 07/15/50(a)(c)	233	216,886
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,455	1,464,268
Series 2015-C26, Class C, 4.38%, 10/15/48(c)	1,000	981,183
Series 2015-C26, Class D, 3.06%, 10/15/48(a)	156	139,475
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,060	1,075,020
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)	2,000	2,016,049
Series 2015-MS1, Class C, 4.04%, 05/15/48(c)	20	18,918
Series 2017-CLS, Class A, (1 mo. LIBOR US + 0.70%), 1.10%, 11/15/34(a)(c)	4,330	4,309,466
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 3.00%, 11/15/34(a)(c)	843	832,444
Series 2017-H1, Class B, 4.08%, 06/15/50	2,400	2,380,244
Series 2017-H1, Class C, 4.28%, 06/15/50(c)(d)	829	851,051
Series 2017-H1, Class D, 2.55%, 06/15/50(a)	1,010	803,837
Series 2017-HR2, Class D, 2.73%, 12/15/50	160	130,136
Series 2018-H3, Class C, 4.86%, 07/15/51(c)	450	459,546
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)	2,184	1,827,306
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.65%), 2.05%, 07/15/35(a)(c)	1,000	981,149
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.95%, 07/15/35(a)(c)	335	324,900
Series 2019-H7, Class AS, 3.52%, 07/15/52	1,900	1,867,097
Series 2019-H7, Class C, 4.13%, 07/15/52	5,000	4,854,865
Series 2019-H7, Class D, 3.00%, 07/15/52(a)	3,000	2,458,474
Morgan Stanley Mortgage Capital Trust, Series 2017-237P, Class A, 3.40%, 09/13/39(a)	5,400	5,243,569
Motel Trust, Series 2021-MTL6, Class F, (1 mo. LIBOR US + 3.55%), 3.95%, 09/15/38(a)(c)	2,355	2,296,863
MSCG Trust, Series 2018-SELF, Class E, (1 mo. LIBOR US + 2.15%), 2.55%, 10/15/37(a)(c)	4,776	4,695,139
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 1.45%, 03/15/39(a)(c)	3,720	3,703,684
Series 2022-LPFL, Class F, (1 mo. CME Term SOFR + 5.29%), 5.34%, 03/15/39(a)(c)	3,220	3,200,080
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/10/37(a)	1,850	1,861,651
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)	4,200	4,094,538
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)	1,080	951,679
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)	498	413,772
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)	3,442	3,183,437
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1 mo. LIBOR US + 3.35%), 3.75%, 07/15/38(a)(c)	1,824	1,755,119
Series 2021-MF, Class G, (1 mo. LIBOR US + 4.35%), 4.75%, 07/15/38(a)(c)	1,967	1,894,257
Prima Capital CRE Securitization Ltd., Series 2020-8A, Class C, 3.00%, 12/01/70(a)(d)	4,544	4,024,621
Ready Capital Mortgage Financing LLC, Series 2021-FL5, Class A, (1 mo. LIBOR US + 1.00%), 1.46%, 04/25/38(a)(c)	2,972	2,942,786
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/48	2,000	1,910,348

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
SG Commercial Mortgage Securities Trust Series 2019-PREZ, Class E, 3.48%, 09/15/39(a)(c)	USD 2,000	$1,750,020
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)	8,300	7,716,803
SMRT, Series 2022-MINI, Class E, (1 mo. CME Term SOFR + 2.70%), 3.00%, 01/15/24(a)(c)	847	832,135
SREIT Trust
Series 2021-MFP, Class F, (1 mo. LIBOR US + 2.62%), 3.02%, 11/15/38(a)(c)	2,960	2,852,384
Series 2021-MFP2, Class F, (1 mo. LIBOR US + 2.62%), 3.02%, 11/15/36(a)(c)	2,226	2,170,111
Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 4.31%, 11/15/36(a)(c)	748	731,602
STWD Trust
Series 2021-FLWR, Class B, (1 mo. LIBOR US + 0.93%), 1.32%, 07/15/36(a)(c)	7,000	6,789,675
Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 2.32%, 07/15/36(a)(c)	1,738	1,664,023
Series 2021-FLWR, Class G, (1 mo. LIBOR US + 3.67%), 4.07%, 07/15/23(a)(c)	4,188	3,999,269
TPGI Trust
Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 3.40%, 06/15/26(a)(c)	1,700	1,651,989
Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 4.25%, 06/15/26(a)(c)	1,700	1,649,729
TTAN, Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.85%), 1.25%, 03/15/38(a)(c)	1,997	1,968,804
Velocity Commercial Capital Loan Trust
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)	2,181	2,129,583
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)	982	947,034
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)	2,453	2,343,888
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)	2,441	2,200,897
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)	2,830	2,702,848
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)	9,428	8,982,031
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)	1,325	1,233,556
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)	5,935	5,583,802
VMC Finance LLC, Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.10%), 1.57%, 06/16/36(a)(c)	6,609	6,527,374
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50	2,000	1,976,303
Series 2017-C39, Class C, 4.12%, 09/15/50	3,000	2,902,725
Series 2017-C39, Class D, 4.34%, 09/15/50(a)(c)	750	669,662
Series 2017-C41, Class B, 4.19%, 11/15/50(c)	2,000	1,925,284
Series 2017-C42, Class B, 4.00%, 12/15/50(c)	500	496,277
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 1.24%, 12/13/31(a)(c)	846	835,752
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)	5,000	4,989,842
Series 2018-C44, Class C, 4.83%, 05/15/51(c)	1,484	1,495,307
Series 2018-C44, Class D, 3.00%, 05/15/51(a)	317	256,769
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	3,889,188
Series 2019-C49, Class A5, 4.02%, 03/15/52	2,796	2,894,110
Series 2019-C49, Class C, 4.87%, 03/15/52(c)	1,500	1,513,753
Series 2019-C50, Class B, 4.19%, 05/15/52	3,121	3,119,744
Series 2019-C53, Class A3, 2.79%, 10/15/52	1,000	952,958
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 2.49%, 02/15/37(a)(c)	1,000	959,953
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 3.14%, 02/15/37(a)(c)	1,600	1,515,143
Series 2021-C59, Class A4, 2.34%, 04/15/54	5,000	4,620,153

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2021-C59, Class A5, 2.63%, 04/15/54	USD 4,990	$4,697,433
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 1.60%, 05/15/31(a)(c)	4,660	4,607,735

		668,630,331

Interest Only Collateralized Mortgage Obligations — 0.2%
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)	35,524	902,591
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)	22,362	300,057
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)	7,873	479,522
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)	3,868	98,283
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)	69,627	788,187
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 9.20%, 02/25/38(a)(c)	10,188	3,046,014

		5,614,654

Interest Only Commercial Mortgage-Backed Securities — 0.9%
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.26%, 02/15/50(a)(c)	10,000	532,100
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)(d)	95,950	960
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)(d)	56,050	561

BANK
Series 2019-BN22, Class XA, 0.60%, 11/15/62(c)	38,825	1,474,049
Series 2019-BN22, Class XB, 0.15%, 11/15/62(c)	85,561	930,904
Series 2020-BN28, Class XB, 0.97%, 03/15/63(c)	29,819	2,097,314
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(c)	12,500	131,625
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.06%, 08/15/52(c)	38,316	2,013,124
Series 2019-B9, Class XA, 1.04%, 03/15/52(c)	15,822	904,995
Series 2020-B17, Class XB, 0.53%, 03/15/53(c)	17,599	588,863
Series 2020-B19, Class XA, 1.78%, 09/15/53(c)	23,959	2,273,849
Series 2021-B23, Class XA, 1.28%, 02/15/54(c)	18,407	1,519,473
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(c)	62,648	1,020,939
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.51%, 01/10/36(a)(c)	80,300	683,144
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.65%, 08/15/57(c)	40,742	1,416,893
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.56%, 06/15/52(c)	9,758	857,670
Series 2019-C17, Class XA, 1.36%, 09/15/52(c)	3,982	294,980
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)	11,214	464,260
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.21%, 05/03/32(a)(c)	144,016	1,119,105
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)	8,570	243,853

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust Series 2017-C5, Class XB, 0.30%, 03/15/50(c)	USD 30,000	$414,600
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)	17,400	486,085
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.79%, 03/10/50(a)(c)	9,167	236,392
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.18%, 12/15/47(a)(c)	220	6,213
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.16%, 06/15/50(a)(c)	8,625	820,074
Series 2019-L2, Class XA, 1.02%, 03/15/52(c)	11,197	635,839
Natixis Commercial Mortgage Securities Trust, Series 2019-NEMA, Class X, 0.51%, 02/15/39(a)(c)	41,770	1,318,219
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(c)	28,100	513,387
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)	110,000	3,300
Series 2017-1MKT, Class XNCP, 0.09%, 02/10/32(a)(c)(d)	22,000	22,000
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.48%, 10/15/52(c)	9,094	764,817
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.48%, 04/15/50(c)	7,000	93,117
Series 2016-BNK1, Class XD, 1.25%, 08/15/49(a)(c)	1,000	44,990
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.02%, 08/15/47(c)	7,565	141,844

		24,069,538

Total Non-Agency Mortgage-Backed Securities — 39.8% (Cost: $1,092,243,265)		1,048,432,477

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.6%
Fannie Mae
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.46%, 10/25/29(c)	76	77,800
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.00%), 4.46%, 05/25/30(c)	2,000	2,035,065
Series 2021-R01, Class 1B1, (SOFR (30-day) + 3.10%), 3.20%, 10/25/41(a)(c)	3,534	3,251,679
Series 2021-R03, Class 1B2, (SOFR (30-day) + 5.50%), 5.60%, 12/25/41(a)(c)	1,816	1,611,977
Series 2022-R01, Class 1B1, (SOFR (30-day) + 3.15%), 3.25%, 12/25/41(a)(c)	4,950	4,592,396
Series 2022-R02, Class 2B1, (SOFR (30-day) + 4.50%), 4.60%, 01/25/42(a)(c)	7,000	6,605,391
Series 2022-R02, Class 2B2, (SOFR (30-day) + 7.65%), 7.75%, 01/25/42(a)(c)	3,464	3,253,576
Freddie Mac
Series 2020-DNA6, Class B1, (SOFR (30-day) + 3.00%), 3.10%, 12/25/50(a)(c)	2,000	1,869,906
Series 2021-DNA1, Class B1, (SOFR (30-day) + 2.65%), 2.75%, 01/25/51(a)(c)	7,690	6,809,596
Series 2021-DNA2, Class B1, (SOFR (30-day) + 3.40%), 3.50%, 08/25/33(a)(c)	5,000	4,655,606

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 2021-DNA5, Class B1, (SOFR (30-day) + 3.05%), 3.15%, 01/25/34(a)(c)	USD 3,580	$3,337,634
Series 2021-DNA5, Class B2, (SOFR (30-day) + 5.50%), 5.60%, 01/25/34(a)(c)	3,938	3,607,789
Series 2021-DNA6, Class B1, (SOFR (30-day) + 3.40%), 3.50%, 10/25/41(a)(c)	6,000	5,535,382
Series 2021-DNA7, Class B1, (SOFR (30-day) + 3.65%), 3.75%, 11/25/41(a)(c)	3,720	3,521,363
Series 2021-DNA7, Class B2, (SOFR (30-day) + 7.80%), 7.90%, 11/25/41(a)(c)	1,844	1,720,522
Series 2021-HQA1, Class B1, (SOFR (30-day) + 3.00%), 3.10%, 08/25/33(a)(c)	3,439	2,994,409
Series 2021-HQA2, Class B1, (SOFR (30-day) + 3.15%), 3.25%, 12/25/33(a)(c)	3,625	3,081,003
Series 2021-HQA3, Class B1, (SOFR (30-day) + 3.35%), 3.45%, 09/25/41(a)(c)	5,036	4,493,350
Series 2021-HQA4, Class B2, (SOFR (30-day) + 7.00%), 7.10%, 12/25/41(a)(c)	1,259	1,111,862
Series 2022-DNA1, Class B1, (SOFR (30-day) + 3.40%), 3.50%, 01/25/42(a)(c)	4,655	4,224,573

		68,390,879

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac
Series K105, Class X1, 1.52%, 01/25/30(c)	9,986	983,870
Series K116, Class X1, 1.43%, 07/25/30(c)	23,938	2,265,781
Series KL05, Class X1P, 0.89%, 06/25/29(c)	12,845	747,264
Ginnie Mae
Series 2016-36, Class IO, 0.73%, 08/16/57(c)	4,858	172,337
Series 2017-24, Class IO, 0.79%, 12/16/56(c)	14,172	584,923

		4,754,175

Total U.S. Government Sponsored Agency Securities — 2.8% (Cost: $81,501,645)		73,145,054

Total Long-Term Investments — 95.6% (Cost: $2,619,533,352)		2,518,590,624

	Shares

Short-Term Securities(i)

Money Market Funds — 4.7%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.12%	122,854,692	122,854,692

Total Short-Term Securities — 4.7% (Cost: $122,854,692)		122,854,692

Total Investments Before TBA Sale Commitments — 100.3% (Cost: $2,742,388,044)		2,641,445,316

Security	Par (000)	Value

TBA Sale Commitments(j)

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities
2.00%, 04/01/52	USD (4,579)	$(4,250,268)
2.50%, 04/01/52	(22,139)	(21,121,831)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(25,945,213))		(25,372,099)

Total Investments — 99.3% (Cost: $2,716,442,831)		2,616,073,217
Other Assets Less Liabilities — 0.7%		18,935,851

Net Assets — 100.0%		$2,635,009,068

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Annualized 7-day yield as of period end.
(j)	Represents or includes a TBA transaction.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD 140	$14,211	$4,572	$9,639
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD 53	5,380	3,967	1,413
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD 27	2,741	1,444	1,297
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD 124	(110)	22	(132)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD 299	(267)	(200)	(67)
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD 38	9,315	2,237	7,078
CMBX.NA.13.BBB-	3.00	Monthly	Goldman Sachs International	12/16/72	USD 729	69,051	40,274	28,777
CMBX.NA.13.BBB-	3.00	Monthly	Goldman Sachs International	12/16/72	USD 729	69,051	39,028	30,023

						$169,372	$91,344	$78,028

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD 5,000	$(31,211)	$(94,091)	$62,880
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD 1,457	(9,095)	(3,507)	(5,588)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD 1,213	(123,130)	(139,972)	16,842
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD 1,000	(101,508)	(187,066)	85,558
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD 1,000	(110,831)	(80,745)	(30,086)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD 500	(55,416)	(48,700)	(6,716)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	B	USD 38	(9,315)	(2,791)	(6,524)

							$(440,506)	$(556,872)	$116,366

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$91,544	$(557,072)	$243,507	$(49,113)

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$335,051	$—	$—	$—	$—	$335,051

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$606,185	$—	$—	$—	$—	$606,185

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$186,838	$—	$—	$—	$—	$186,838

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$143,681	$—	$—	$—	$—	$143,681

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps
Average notional value — buy protection	$1,891,371
Average notional value — sell protection	$9,116,806

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$335,051	$606,185

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$335,051	$606,185

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$335,051	$606,185

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc.	$14,211	$—	$—	$—	$14,211
Deutsche Bank AG	16,864	(16,864)	—	—	—
Goldman Sachs International	200,982	(94,091)	—	—	106,891
J.P. Morgan Securities LLC	9,315	—	—	—	9,315
Morgan Stanley & Co. International PLC	93,679	(93,679)	—	—	—

	$335,051	$(204,634)	$—	$—	$130,417

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Credit Suisse International	$9,315	$—	$—	$—	$9,315
Deutsche Bank AG	306,618	(16,864)	—	(289,754)	—
Goldman Sachs International	94,091	(94,091)	—	—	—
Morgan Stanley & Co. International PLC	196,161	(93,679)	—	—	102,482

	$606,185	$(204,634)	$—	$(289,754)	$111,797

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,349,396,778	$29,617,397	$1,379,014,175
Corporate Bonds	—	2,339,956	—	2,339,956
Floating Rate Loan Interests	—	11,668,962	3,990,000	15,658,962
Non-Agency Mortgage-Backed Securities	—	1,034,244,541	14,187,936	1,048,432,477
U.S. Government Sponsored Agency Securities	—	73,145,054	—	73,145,054
Short-Term Securities
Money Market Funds	122,854,692	—	—	122,854,692
Liabilities
TBA Sale Commitments	—	(25,372,099)	—	(25,372,099)
Unfunded Floating Rate Loan Interests	—	(8,105)	—	(8,105)

	$122,854,692	$2,445,415,087	$47,795,333	$2,616,065,112

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$243,507	$—	$243,507
Liabilities
Credit Contracts	—	(49,113)	—	(49,113)

	$—	$194,394	$—	$194,394

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series A Portfolio

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating-Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening Balance, as of March 31, 2021	$40,264,618	$—	(a)	$5,682,886	$7,214,185	$53,161,689
Transfers into Level 3(b)	—	—		—	846,134	846,134
Transfers out of Level 3(c)	(24,626,380)	—		—	(4,172,601)	(28,798,981)
Accrued discounts/premiums	31,060	—		—	23,493	54,553
Net realized gain (loss)	(104,371)	—		8,414	(5,623)	(101,580)
Net change in unrealized appreciation (depreciation)(d)(e)	(230,379)	—		5,249	(810,142)	(1,035,272)
Purchases	25,823,710	—		2,252,273	11,202,048	39,278,031
Sales	(11,540,861)	—		(3,958,822)	(109,558)	(15,609,241)

Closing Balance, as of March 31, 2022	$29,617,397	$—	(a)	$3,990,000	$14,187,936	$47,795,333

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2022(e)	$(147,191)	$—		$(3,978)	$(810,142)	$(961,311)

(a)	Rounds to less than $1.
(b)

As of March 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Aerospace & Defense — 2.9%
Boeing Co.
1.17%, 02/04/23	USD 525	$520,827
2.70%, 02/01/27	200	191,829
2.95%, 02/01/30	200	185,312
3.25%, 02/01/35	194	173,222
3.85%, 11/01/48	165	144,668
3.75%, 02/01/50	280	249,322
5.81%, 05/01/50	930	1,073,906
5.93%, 05/01/60	415	479,153
General Dynamics Corp., 4.25%, 04/01/40	180	196,389
L3Harris Technologies, Inc.
4.40%, 06/15/28	955	993,145
4.40%, 06/15/28	1,680	1,747,103
2.90%, 12/15/29	392	376,807
Northrop Grumman Corp.
7.88%, 03/01/26(a)	1,000	1,156,360
3.20%, 02/01/27	526	528,359
3.25%, 01/15/28	604	604,028
4.75%, 06/01/43	315	355,656
5.25%, 05/01/50	100	124,614
Raytheon Technologies Corp.
3.20%, 03/15/24	1,894	1,914,599
4.13%, 11/16/28	820	857,148
2.38%, 03/15/32	470	431,474
4.50%, 06/01/42	452	498,418
4.15%, 05/15/45	245	250,984
4.35%, 04/15/47	252	269,827
3.13%, 07/01/50	95	85,354
3.03%, 03/15/52	345	302,264

		13,710,768

Air Freight & Logistics — 0.3%
FedEx Corp.
3.10%, 08/05/29	567	558,796
4.25%, 05/15/30	65	68,186
3.25%, 05/15/41	120	107,414
4.10%, 02/01/45	340	331,280
4.55%, 04/01/46	135	141,346

		1,207,022

Airlines — 0.9%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(a)	104	99,437
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29	624	604,550
Series 2019-1, Class B, 3.85%, 02/15/28	340	302,228
British Airways Pass Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(a)	276	261,334
Delta Air Lines, Inc., 3.80%, 04/19/23	880	885,500
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)	191	189,818
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	471	450,223
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32	206	188,420
Series 2020-1, Class A, 5.88%, 10/15/27	906	937,476
Series 2020-1, Class B, 4.88%, 01/15/26	264	260,080

		4,179,066

Security	Par (000)	Value

Auto Components — 0.3%
Aptiv PLC, 3.10%, 12/01/51	USD 855	$679,711
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32	635	601,852

		1,281,563

Automobiles — 2.0%
Daimler Finance North America LLC, 0.75%, 03/01/24(a)	170	163,122
Daimler Trucks Finance North America LLC, 2.00%, 12/14/26(a)	470	437,788
Ford Motor Co.
4.75%, 01/15/43	72	65,395
5.29%, 12/08/46	82	79,590
General Motors Co.
5.40%, 10/02/23	40	41,387
6.13%, 10/01/25	160	171,763
6.25%, 10/02/43	1,193	1,352,626
5.20%, 04/01/45	44	44,536
5.95%, 04/01/49	172	191,143
Nissan Motor Acceptance Co. LLC
2.60%, 09/28/22(a)	20	19,997
2.75%, 03/09/28(a)	575	518,280
Nissan Motor Co. Ltd.
3.04%, 09/15/23(a)	2,535	2,529,337
3.52%, 09/17/25(a)	1,040	1,019,254
4.35%, 09/17/27(a)	645	635,568
4.81%, 09/17/30(a)	600	594,813
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(a)	665	659,248
1.25%, 11/24/25(a)	930	857,200

		9,381,047

Banks — 16.3%
AIB Group PLC, 4.26%, 04/10/25(a)	1,650	1,653,158
Banco Santander SA
2.75%, 05/28/25	400	389,786
1.72%, 09/14/27	600	541,921
Bank of America Corp.
4.20%, 08/26/24	2,395	2,453,209
4.00%, 01/22/25	909	925,644
4.45%, 03/03/26	1,689	1,746,744
3.42%, 12/20/28	2,210	2,187,666
3.97%, 03/05/29	212	215,226
2.69%, 04/22/32	2,555	2,349,672
2.97%, 02/04/33	1,150	1,077,542
4.08%, 04/23/40	185	189,948
2.68%, 06/19/41	315	265,973
4.08%, 03/20/51	1,205	1,246,969
2.83%, 10/24/51	35	29,764
Series L, 3.95%, 04/21/25	790	805,004
Series L, 4.75%, 04/21/45	240	260,220
Series N, 1.66%, 03/11/27	370	344,904
Bank of Ireland Group PLC, 2.03%, 09/30/27(a)	1,755	1,589,451
Barclays PLC
3.65%, 03/16/25	420	420,778
5.20%, 05/12/26	800	831,808
5.09%, 06/20/30	1,600	1,659,705
BNP Paribas SA
4.71%, 01/10/25(a)	1,645	1,679,547
1.32%, 01/13/27(a)	1,000	910,567
BPCE SA
2.38%, 01/14/25(a)	430	414,223
2.05%, 10/19/27(a)	945	869,309
Canadian Imperial Bank of Commerce, 3.10%, 04/02/24	152	152,756

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citigroup, Inc.
5.50%, 09/13/25	USD 232	$247,716
3.11%, 04/08/26	415	411,473
4.30%, 11/20/26	1,250	1,285,474
4.45%, 09/29/27	1,100	1,134,580
3.89%, 01/10/28	1,205	1,218,556
4.13%, 07/25/28	250	253,783
3.52%, 10/27/28	630	624,077
4.08%, 04/23/29	25	25,479
2.67%, 01/29/31	100	92,649
4.41%, 03/31/31	815	846,096
2.57%, 06/03/31	1,965	1,800,150
2.56%, 05/01/32	295	266,022
3.06%, 01/25/33	800	747,467
2.90%, 11/03/42	50	42,841
4.75%, 05/18/46	220	235,467
Commonwealth Bank of Australia
3.78%, 03/14/32(a)	515	497,770
3.74%, 09/12/39(a)	290	271,214
Danske Bank A/S
1.17%, 12/08/23(a)	1,340	1,322,712
3.77%, 03/28/25(a)	470	471,079
Discover Bank, 4.68%, 08/09/28	300	304,216
HSBC Holdings PLC
3.80%, 03/11/25	430	432,024
2.63%, 11/07/25	510	497,454
4.30%, 03/08/26	280	287,301
4.95%, 03/31/30	355	379,142
2.80%, 05/24/32	1,205	1,094,911
Huntington Bancshares, Inc., 4.00%, 05/15/25	355	361,617
ING Groep NV, 1.40%, 07/01/26(a)	305	282,165
Intesa Sanpaolo SpA
3.13%, 07/14/22(a)	1,030	1,031,533
3.38%, 01/12/23(a)	1,200	1,202,484
5.02%, 06/26/24(a)	416	419,263
JPMorgan Chase & Co.
2.01%, 03/13/26	885	853,200
2.08%, 04/22/26	860	829,905
4.13%, 12/15/26	660	682,958
3.96%, 01/29/27	345	352,146
1.04%, 02/04/27	750	687,238
4.25%, 10/01/27	511	527,613
3.78%, 02/01/28	1,170	1,184,971
2.18%, 06/01/28	1,174	1,101,385
4.01%, 04/23/29	1,215	1,242,216
2.58%, 04/22/32	920	842,861
2.96%, 01/25/33	595	560,938
3.88%, 07/24/38	765	771,570
3.11%, 04/22/41	330	298,234
2.53%, 11/19/41	1,040	854,130
3.16%, 04/22/42	300	271,970
4.95%, 06/01/45	350	395,929
Lloyds Banking Group PLC
1.33%, 06/15/23	905	902,743
4.45%, 05/08/25	300	307,440
4.58%, 12/10/25	1,975	2,015,645
2.44%, 02/05/26	200	192,859
1.63%, 05/11/27	500	458,476
Mitsubishi UFJ Financial Group, Inc.
3.20%, 07/18/29	300	291,167
2.05%, 07/17/30	850	752,527

Security	Par (000)	Value

Banks (continued)
NatWest Group PLC
3.88%, 09/12/23	USD 390	$393,994
2.36%, 05/22/24	410	406,669
4.27%, 03/22/25	460	465,335
3.07%, 05/22/28	895	859,094
4.89%, 05/18/29	432	449,053
3.03%, 11/28/35	855	758,542
Nordea Bank Abp, 1.50%, 09/30/26(a)	1,500	1,377,129
PNC Financial Services Group, Inc., 3.45%, 04/23/29	294	298,878
Santander UK Group Holdings PLC
1.67%, 06/14/27	670	609,582
3.82%, 11/03/28	472	464,123
Santander UK PLC, 5.00%, 11/07/23(a)	617	631,098
Standard Chartered PLC
1.32%, 10/14/23(a)	510	505,195
1.82%, 11/23/25(a)	1,340	1,273,039
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	520	505,302
0.95%, 01/12/26	400	365,733
3.54%, 01/17/28	700	694,483
3.04%, 07/16/29	250	240,417
UniCredit SpA
3.75%, 04/12/22(a)	1,255	1,255,282
2.57%, 09/22/26(a)	550	508,146
1.98%, 06/03/27(a)	480	432,663
3.13%, 06/03/32(a)	327	287,490
Wells Fargo & Co.
3.58%, 05/22/28	1,510	1,507,545
2.88%, 10/30/30	260	247,114
3.35%, 03/02/33	1,125	1,093,323
5.61%, 01/15/44	327	389,217
4.40%, 06/14/46	685	710,175
4.75%, 12/07/46	489	531,634
5.01%, 04/04/51	245	290,759
Westpac Banking Corp.
2.67%, 11/15/35	310	270,719
3.13%, 11/18/41	230	197,385

		77,695,448

Beverages — 1.1%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46	310	344,765
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28	280	290,125
4.75%, 01/23/29	194	210,330
4.95%, 01/15/42	95	104,882
4.60%, 04/15/48	120	129,513
4.44%, 10/06/48	535	560,037
5.55%, 01/23/49	624	760,828
4.50%, 06/01/50	500	534,221
4.75%, 04/15/58	750	813,279
5.80%, 01/23/59	279	352,113
4.60%, 06/01/60	200	212,570
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50	180	166,374
JDE Peet’s NV, 1.38%, 01/15/27(a)	1,100	987,457

		5,466,494

Biotechnology — 1.7%
AbbVie, Inc.
2.85%, 05/14/23	1,000	1,005,960
3.80%, 03/15/25	1,215	1,237,578
3.60%, 05/14/25	740	749,716
2.95%, 11/21/26	230	227,838
3.20%, 11/21/29	120	118,573

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
AbbVie, Inc.
4.05%, 11/21/39	USD 200	$205,481
4.40%, 11/06/42	495	522,236
4.70%, 05/14/45	200	217,140
4.45%, 05/14/46	893	948,887
4.88%, 11/14/48	605	683,778
4.25%, 11/21/49	180	186,789
Amgen, Inc.
2.30%, 02/25/31	200	184,221
3.38%, 02/21/50	5	4,511
3.00%, 01/15/52	425	359,454
4.20%, 02/22/52	215	222,352
4.40%, 02/22/62	165	170,651
Gilead Sciences, Inc.
4.50%, 02/01/45	373	397,432
4.75%, 03/01/46	271	300,317
4.15%, 03/01/47	225	231,354

		7,974,268

Capital Markets — 5.3%
Bank of New York Mellon Corp., 3.00%, 10/30/28	80	78,041
Blackstone Private Credit Fund
4.70%, 03/24/25(a)	690	700,071
3.25%, 03/15/27(a)	1,080	989,785
CME Group, Inc., 5.30%, 09/15/43	14	17,097
Credit Agricole SA, 3.75%, 04/24/23(a)	275	278,647
Credit Suisse AG, 1.25%, 08/07/26	505	460,507
Credit Suisse Group AG
3.80%, 06/09/23	547	552,015
3.75%, 03/26/25	660	657,558
2.19%, 06/05/26(a)	1,055	990,731
1.31%, 02/02/27(a)	755	675,269
Deutsche Bank AG
2.22%, 09/18/24	2,080	2,034,484
1.45%, 04/01/25	690	658,995
2.13%, 11/24/26	385	356,892
Goldman Sachs Group, Inc.
3.50%, 01/23/25	257	259,156
3.50%, 04/01/25	368	370,745
4.25%, 10/21/25	860	880,850
1.95%, 10/21/27	470	436,794
3.81%, 04/23/29	195	196,414
2.60%, 02/07/30	500	463,805
1.99%, 01/27/32	1,625	1,407,705
2.62%, 04/22/32	830	754,355
2.38%, 07/21/32	500	442,851
3.10%, 02/24/33	2,495	2,351,756
5.15%, 05/22/45	320	357,542
Intercontinental Exchange, Inc., 4.25%, 09/21/48	70	75,143
Morgan Stanley
2.19%, 04/28/26	1,430	1,381,335
3.13%, 07/27/26	500	495,685
3.63%, 01/20/27	1,270	1,280,917
3.95%, 04/23/27	448	455,236
1.59%, 05/04/27	830	771,138
1.51%, 07/20/27	765	703,191
3.77%, 01/24/29	300	302,341
2.70%, 01/22/31	470	441,032
3.62%, 04/01/31	30	29,844
2.94%, 01/21/33	390	365,718
4.46%, 04/22/39	156	168,238
3.22%, 04/22/42	115	105,790
4.30%, 01/27/45	605	636,311

Security	Par (000)	Value

Capital Markets (continued)
Nomura Holdings, Inc., 2.61%, 07/14/31	USD 505	$453,899
Northern Trust Corp., 3.95%, 10/30/25	69	70,723
S&P Global, Inc., 3.70%, 03/01/52(a)	70	70,974
UBS Group AG
1.01%, 07/30/24(a)	975	948,433
1.36%, 01/30/27(a)	370	339,918

		25,467,931

Chemicals — 0.5%
Cabot Corp., 4.00%, 07/01/29	88	88,388
DuPont de Nemours, Inc.
5.32%, 11/15/38	290	333,079
5.42%, 11/15/48	115	138,745
Eastman Chemical Co., 4.80%, 09/01/42	135	141,655
Ecolab, Inc., 2.70%, 12/15/51	430	368,308
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(a)	900	833,149
LYB International Finance BV, 4.88%, 03/15/44	172	183,061
LYB International Finance III LLC, 4.20%, 10/15/49	146	144,541
Sherwin-Williams Co.
2.75%, 06/01/22	7	7,009
3.45%, 08/01/25	34	34,290
2.30%, 05/15/30	150	137,156
4.50%, 06/01/47	49	51,895

		2,461,276

Commercial Services & Supplies — 0.1%
GATX Corp., 4.35%, 02/15/24	510	521,078
Republic Services, Inc.
0.88%, 11/15/25	40	36,792
2.38%, 03/15/33	35	31,422
Waste Management, Inc.
1.50%, 03/15/31	15	12,909
2.50%, 11/15/50	60	48,351

		650,552

Communications Equipment — 0.5%
Motorola Solutions, Inc.
4.60%, 05/23/29	1,390	1,445,437
2.30%, 11/15/30	260	227,932
2.75%, 05/24/31	760	687,634

		2,361,003

Consumer Finance — 2.8%
Ally Financial, Inc., 5.75%, 11/20/25	1,023	1,075,790
American Honda Finance Corp.
1.00%, 09/10/25	545	507,512
1.30%, 09/09/26	800	742,411
Capital One Financial Corp.
2.64%, 03/03/26	1,295	1,267,158
3.75%, 07/28/26	173	173,848
3.80%, 01/31/28	425	427,670
2.62%, 11/02/32	275	247,627
Ford Motor Credit Co. LLC, 5.11%, 05/03/29	320	321,898
General Motors Financial Co., Inc.
3.15%, 06/30/22	95	95,235
5.10%, 01/17/24	81	83,743
2.90%, 02/26/25	542	529,410
4.35%, 04/09/25	1,940	1,973,063
Hyundai Capital America
0.80%, 01/08/24(a)	3,050	2,911,385
1.00%, 09/17/24(a)	940	884,117
1.80%, 10/15/25(a)	310	289,533
Sodexo, Inc., 1.63%, 04/16/26(a)	925	869,747

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
Toyota Motor Credit Corp.
1.15%, 08/13/27	USD 390	$353,344
2.15%, 02/13/30	635	588,944

		13,342,435

Containers & Packaging — 0.5%
Berry Global, Inc., 1.57%, 01/15/26	1,175	1,094,604
WRKCo, Inc.
3.90%, 06/01/28	710	712,704
3.00%, 06/15/33	775	723,809

		2,531,117

Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.13%, 07/03/23	930	935,535
4.50%, 09/15/23	1,100	1,108,270
4.45%, 04/03/26	399	403,000
3.65%, 07/21/27	650	629,798
3.00%, 10/29/28	460	424,206
3.30%, 01/30/32	415	374,106
Aviation Capital Group LLC, 1.95%, 09/20/26(a)	1,205	1,089,906
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	695	746,283

		5,711,104

Diversified Telecommunication Services — 3.8%
AT&T Inc.
4.35%, 03/01/29	1,050	1,111,130
2.75%, 06/01/31	420	393,825
2.55%, 12/01/33	390	346,493
4.50%, 05/15/35	2,595	2,749,015
5.25%, 03/01/37	400	454,681
5.35%, 09/01/40	384	439,386
3.50%, 06/01/41	645	593,864
5.15%, 03/15/42	400	449,501
4.90%, 06/15/42	250	269,737
4.75%, 05/15/46	383	415,970
3.80%, 12/01/57	375	342,127
NTT Finance Corp., 1.16%, 04/03/26(a)	1,895	1,747,172
Telefonica Emisiones SAU
4.10%, 03/08/27	300	306,824
4.90%, 03/06/48	360	372,242
Verizon Communications, Inc.
3.88%, 02/08/29	250	260,085
4.02%, 12/03/29	500	518,926
1.50%, 09/18/30	810	703,398
2.36%, 03/15/32(a)	1,966	1,775,721
5.85%, 09/15/35	690	825,976
5.25%, 03/16/37	450	524,241
4.81%, 03/15/39	380	429,733
2.65%, 11/20/40	1,050	893,191
3.40%, 03/22/41	290	271,851
2.85%, 09/03/41	350	308,088
3.85%, 11/01/42	750	747,658
2.99%, 10/30/56	155	127,578
3.70%, 03/22/61	678	628,015

		18,006,428

Electric Utilities — 7.6%
AES Corp.
1.38%, 01/15/26	980	901,180
3.95%, 07/15/30(a)	230	227,851
2.45%, 01/15/31	620	554,438

Security	Par (000)	Value

Electric Utilities (continued)
Baltimore Gas & Electric Co.
3.50%, 08/15/46	USD 200	$193,259
3.20%, 09/15/49	250	225,376
2.90%, 06/15/50	20	17,388
Colbun SA, 3.15%, 01/19/32(a)	940	853,226
DTE Electric Co., 3.95%, 03/01/49	60	61,956
Duke Energy Carolinas LLC
2.85%, 03/15/32	805	778,071
3.75%, 06/01/45	420	412,857
3.95%, 03/15/48	200	205,189
3.20%, 08/15/49	331	307,033
Duke Energy Florida LLC
2.50%, 12/01/29	1,335	1,255,578
4.20%, 07/15/48	460	490,091
Duke Energy Progress LLC
6.30%, 04/01/38	48	61,649
4.10%, 03/15/43	100	101,873
4.15%, 12/01/44	10	10,294
3.70%, 10/15/46	70	67,778
3.60%, 09/15/47	400	393,127
Edison International, 2.40%, 09/15/22	1,265	1,266,121
Emera U.S. Finance LP, 0.83%, 06/15/24	420	397,513
Enel Finance International NV, 1.38%, 07/12/26(a)	1,145	1,050,990
Entergy Arkansas LLC, 3.70%, 06/01/24	388	396,087
Entergy Corp.
0.90%, 09/15/25	925	848,246
2.80%, 06/15/30	275	257,736
Exelon Corp.
4.05%, 04/15/30	280	289,026
4.70%, 04/15/50	75	82,483
FirstEnergy Corp.
Series A, 3.35%, 07/15/22	970	968,788
Series B, 4.40%, 07/15/27	150	150,953
Series C, 7.38%, 11/15/31	284	350,274
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)	900	904,336
Florida Power & Light Co.
5.95%, 02/01/38	800	1,007,836
2.88%, 12/04/51	167	149,710
Interstate Power & Light Co., 3.25%, 12/01/24	350	351,543
MidAmerican Energy Co.
3.65%, 04/15/29	700	719,496
4.25%, 07/15/49	675	736,472
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)	525	529,708
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	850	783,147
2.44%, 01/15/32	365	333,766
3.00%, 01/15/52	134	114,400
Northern States Power Co., 2.60%, 06/01/51	300	253,727
NRG Energy, Inc., 2.45%, 12/02/27(a)	580	534,936
Ohio Power Co.
4.00%, 06/01/49	225	224,166
Series D, 6.60%, 03/01/33	675	846,333
Series Q, 1.63%, 01/15/31	165	141,155
Series R, 2.90%, 10/01/51	150	124,303
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28	370	380,561
5.30%, 06/01/42	143	172,054
3.75%, 04/01/45	350	346,140
4.10%, 11/15/48	100	105,658
3.80%, 06/01/49	200	204,002
3.10%, 09/15/49	200	183,246

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
3.70%, 05/15/50	USD 210	$210,954
5.35%, 10/01/52	242	305,367
Pacific Gas & Electric Co.
1.37%, 03/10/23	995	977,478
4.25%, 08/01/23	250	252,430
3.45%, 07/01/25	975	951,063
3.30%, 12/01/27	565	532,993
4.45%, 04/15/42	345	305,672
4.00%, 12/01/46	136	113,132
4.95%, 07/01/50	864	813,801
5.25%, 03/01/52	370	376,792
PECO Energy Co., 2.85%, 09/15/51	105	90,862
Progress Energy, Inc.
3.15%, 04/01/22	960	960,000
7.75%, 03/01/31	400	512,107
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/51	516	437,112
San Diego Gas & Electric Co., Series WWW, 2.95%, 08/15/51	210	184,470
Southern California Edison Co.
1.10%, 04/01/24	1,135	1,095,264
4.00%, 04/01/47	148	142,203
3.45%, 02/01/52	200	179,689
Series 20A, 2.95%, 02/01/51	175	142,978
Series B, 4.88%, 03/01/49	222	235,869
Series E, 3.70%, 08/01/25	400	406,645
Series H, 3.65%, 06/01/51	280	260,592
Series J, 0.70%, 08/01/23	1,150	1,120,154
Tampa Electric Co.
4.30%, 06/15/48	182	193,183
3.45%, 03/15/51	170	158,248
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(a)	357	359,432
Vistra Operations Co. LLC, 3.55%, 07/15/24(a)	2,000	1,981,043
Wisconsin Electric Power Co., 2.05%, 12/15/24	491	480,084

		36,102,743

Electrical Equipment — 0.0%
Carrier Global Corp., 2.24%, 02/15/25	51	49,649

Energy Equipment & Services — 0.2%
Halliburton Co.
3.80%, 11/15/25	30	30,637
2.92%, 03/01/30	710	686,359
5.00%, 11/15/45	100	108,428

		825,424

Equity Real Estate Investment Trusts (REITs) — 3.8%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/26	365	371,478
2.75%, 12/15/29	317	300,513
4.90%, 12/15/30	935	1,033,677
2.00%, 05/18/32	45	39,331
1.88%, 02/01/33	355	300,256
4.85%, 04/15/49	165	186,342
American Tower Corp.
3.50%, 01/31/23	1,130	1,140,471
5.00%, 02/15/24	2,290	2,368,633
3.38%, 05/15/24	23	23,069
3.95%, 03/15/29	215	215,287
3.80%, 08/15/29	200	199,027
2.90%, 01/15/30	500	463,963
2.10%, 06/15/30	355	309,599

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.
2.70%, 04/15/31	USD 760	$687,347
Boston Properties LP
4.50%, 12/01/28	500	527,338
2.45%, 10/01/33	590	511,519
Camden Property Trust, 2.80%, 05/15/30	120	115,329
Crown Castle International Corp.
1.35%, 07/15/25	160	149,163
3.80%, 02/15/28	250	249,747
4.30%, 02/15/29	305	313,301
3.10%, 11/15/29	460	435,859
2.25%, 01/15/31	350	308,485
2.10%, 04/01/31	100	86,479
2.50%, 07/15/31	445	396,960
2.90%, 04/01/41	480	397,325
4.15%, 07/01/50	30	29,263
Duke Realty LP, 2.88%, 11/15/29	192	184,053
Equinix, Inc.
2.90%, 11/18/26	971	940,293
3.20%, 11/18/29	450	430,648
3.90%, 04/15/32	765	760,165
3.00%, 07/15/50	160	130,471
2.95%, 09/15/51	195	155,363
ERP Operating LP, 2.50%, 02/15/30	115	108,362
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/30	1,550	1,504,445
Healthpeak Properties, Inc., 3.00%, 01/15/30	279	268,024
Mid-America Apartments LP
3.60%, 06/01/27	23	23,044
1.70%, 02/15/31	120	104,044
Prologis LP, 2.25%, 04/15/30	360	334,457
Realty Income Corp.
3.95%, 08/15/27	395	405,766
2.20%, 06/15/28	225	207,561
3.25%, 06/15/29	119	118,041
2.85%, 12/15/32	120	113,372
Regency Centers LP, 4.13%, 03/15/28	250	258,278
Simon Property Group LP, 3.80%, 07/15/50	430	424,039
UDR, Inc.
3.00%, 08/15/31	64	60,735
2.10%, 08/01/32	70	60,329
Ventas Realty LP, 3.00%, 01/15/30	455	435,422
Welltower, Inc., 2.05%, 01/15/29	135	122,850

		18,309,523

Food & Staples Retailing — 1.2%
7-Eleven, Inc.
0.80%, 02/10/24(a)	925	888,589
0.95%, 02/10/26(a)	755	686,203
CVS Health Corp.
1.30%, 08/21/27	585	531,939
4.30%, 03/25/28	455	475,966
1.88%, 02/28/31	765	673,553
4.78%, 03/25/38	460	502,706
5.30%, 12/05/43	200	232,838
5.13%, 07/20/45	496	559,890
5.05%, 03/25/48	867	981,870
Walmart, Inc., 2.65%, 09/22/51	360	320,016

		5,853,570

Food Products — 0.3%
General Mills, Inc.
2.25%, 10/14/31	110	98,676
3.00%, 02/01/51	2	1,723

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Products (continued)
Kraft Heinz Foods Co.
3.00%, 06/01/26	USD 657	$647,697
4.38%, 06/01/46	130	128,393
4.88%, 10/01/49	470	495,206

		1,371,695

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories
3.75%, 11/30/26	241	250,106
4.75%, 11/30/36	220	255,655
4.75%, 04/15/43	117	135,567
Becton Dickinson and Co.
3.73%, 12/15/24	48	48,777
3.70%, 06/06/27	1,719	1,743,958
4.67%, 06/06/47	410	446,582
3.79%, 05/20/50	240	232,551

		3,113,196

Health Care Providers & Services — 2.5%
Aetna, Inc.
2.80%, 06/15/23	350	351,297
3.50%, 11/15/24	656	663,071
3.88%, 08/15/47	323	314,701
Anthem, Inc.
2.38%, 01/15/25	35	34,509
2.25%, 05/15/30	294	269,761
4.65%, 01/15/43	47	51,308
5.10%, 01/15/44	298	343,490
3.13%, 05/15/50	90	79,256
Banner Health, 2.91%, 01/01/42	183	161,965
Centene Corp.
4.25%, 12/15/27	315	316,181
2.45%, 07/15/28	375	342,638
3.38%, 02/15/30	220	207,006
3.00%, 10/15/30	315	289,318
2.50%, 03/01/31	415	366,250
Cigna Corp., 4.13%, 11/15/25	690	711,183
CommonSpirit Health
3.35%, 10/01/29	500	485,449
2.78%, 10/01/30	139	129,540
3.91%, 10/01/50	390	371,558
GSK Consumer Healthcare Capital U.S. LLC, 3.63%, 03/24/32(a)	1,150	1,148,919
HCA, Inc.
5.38%, 09/01/26	430	451,500
5.50%, 06/15/47	825	930,929
5.25%, 06/15/49	560	613,290
3.50%, 07/15/51	440	381,516
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	301	304,395
Humana, Inc., 2.15%, 02/03/32	60	52,570
Sutter Health
Series 20A, 2.29%, 08/15/30	388	350,969
Series 20A, 3.36%, 08/15/50	177	157,838
UnitedHealth Group, Inc.
2.30%, 05/15/31	375	352,188
3.50%, 08/15/39	324	321,398
2.75%, 05/15/40	215	193,099
5.70%, 10/15/40	155	194,683
4.63%, 11/15/41	370	420,154
4.75%, 07/15/45	382	443,253
4.25%, 06/15/48	40	43,751
3.70%, 08/15/49	150	152,214

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
3.25%, 05/15/51	USD 95	$89,230
3.88%, 08/15/59	41	42,226

		12,132,603

Household Durables — 0.4%
Lennar Corp., 4.88%, 12/15/23	880	903,928
Panasonic Corp., 2.54%, 07/19/22(a)	1,220	1,221,644

		2,125,572

Industrial Conglomerates — 0.4%
Carlisle Cos., Inc., 2.20%, 03/01/32	805	701,329
General Electric Co., 6.75%, 03/15/32	113	142,351
Siemens Financieringsmaatschappij NV
0.65%, 03/11/24(a)	820	789,991
2.88%, 03/11/41(a)	545	491,824

		2,125,495

Insurance — 1.7%
Allstate Corp., Series B, 5.75%, 08/15/53	788	784,060
American International Group, Inc.
3.40%, 06/30/30	1,130	1,126,930
4.50%, 07/16/44	478	515,802
4.80%, 07/10/45	317	357,188
Aon Corp., 2.80%, 05/15/30	505	481,041
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31	400	353,017
2.60%, 12/02/31	290	267,078
Aon Global Ltd.
4.00%, 11/27/23	1,760	1,793,059
4.60%, 06/14/44	50	52,446
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52	270	276,093
Hartford Financial Services Group, Inc., 2.90%, 09/15/51	25	20,557
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	600	609,389
2.25%, 11/15/30	265	241,901
2.38%, 12/15/31	175	160,232
Progressive Corp., 3.00%, 03/15/32	175	170,275
Prudential Financial, Inc.
3.94%, 12/07/49	100	101,619
4.35%, 02/25/50	225	244,254
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39(a)	90	117,792
3.30%, 05/15/50(a)	265	234,613
Travelers Cos., Inc.
4.30%, 08/25/45	116	123,876
2.55%, 04/27/50	40	32,366

		8,063,588

Interactive Media & Services — 0.2%
Alphabet, Inc.
1.90%, 08/15/40	610	497,470
2.05%, 08/15/50	130	102,550
Tencent Holdings Ltd., 3.84%, 04/22/51(a)	440	383,090

		983,110

Internet & Direct Marketing Retail — 1.3%
Alibaba Group Holding Ltd.
4.20%, 12/06/47	200	185,096
3.15%, 02/09/51	335	256,486
Amazon.com, Inc.
3.15%, 08/22/27	1,705	1,726,867
3.88%, 08/22/37	100	105,844
4.05%, 08/22/47	295	320,897

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet & Direct Marketing Retail (continued)
Amazon.com, Inc.
2.50%, 06/03/50	USD 250	$208,715
3.10%, 05/12/51	875	821,180
2.70%, 06/03/60	150	123,879
3.25%, 05/12/61	400	375,159
Expedia Group, Inc.
3.60%, 12/15/23	1,220	1,230,088
6.25%, 05/01/25(a)	104	111,190
3.25%, 02/15/30	645	613,960
2.95%, 03/15/31	95	87,955

		6,167,316

IT Services — 1.2%
Fiserv, Inc.
3.80%, 10/01/23	1,100	1,117,068
2.75%, 07/01/24	170	169,477
4.40%, 07/01/49	156	161,077
Global Payments, Inc.
1.20%, 03/01/26	1,220	1,123,950
3.20%, 08/15/29	695	660,259
2.90%, 05/15/30	350	323,030
4.15%, 08/15/49	70	67,649
International Business Machines Corp.
4.15%, 05/15/39	376	394,502
4.25%, 05/15/49	570	607,034
Mastercard, Inc.
1.90%, 03/15/31	65	60,134
3.65%, 06/01/49	30	30,996
3.85%, 03/26/50	96	101,424
PayPal Holdings, Inc.
1.65%, 06/01/25	935	899,010
3.25%, 06/01/50	15	13,674
Visa, Inc., 3.65%, 09/15/47	30	30,980

		5,760,264

Machinery — 0.0%
Deere & Co., 3.75%, 04/15/50	35	36,997

Media — 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	255	288,081
6.48%, 10/23/45	1,260	1,434,363
5.75%, 04/01/48	400	425,254
5.13%, 07/01/49	378	375,006
4.80%, 03/01/50	725	688,684
3.85%, 04/01/61	240	192,950
Comcast Corp.
2.35%, 01/15/27	400	388,943
4.15%, 10/15/28	635	667,270
3.25%, 11/01/39	480	455,140
3.75%, 04/01/40	430	432,844
4.60%, 08/15/45	254	278,798
3.40%, 07/15/46	490	460,052
3.97%, 11/01/47	314	318,996
4.00%, 03/01/48	430	441,027
4.00%, 11/01/49	600	605,137
2.89%, 11/01/51(a)	660	556,403
2.94%, 11/01/56(a)	709	585,296
4.95%, 10/15/58	85	100,534
2.65%, 08/15/62	200	154,491
Discovery Communications LLC
2.95%, 03/20/23	182	182,406
3.80%, 03/13/24	500	503,577

Security	Par (000)	Value

Media (continued)
Fox Corp., 3.05%, 04/07/25	USD 125	$124,935
Interpublic Group of Cos., Inc.
4.75%, 03/30/30	3	3,221
3.38%, 03/01/41	245	218,087
Magallanes, Inc., 3.43%, 03/15/24(a)	390	392,138
NBCUniversal Media LLC, 4.45%, 01/15/43	80	86,015
Paramount Global
4.38%, 03/15/43	522	496,813
5.85%, 09/01/43	28	32,261
Time Warner Cable LLC, 4.50%, 09/15/42	137	126,714
TWDC Enterprises 18 Corp., 4.13%, 06/01/44	65	68,106
Walt Disney Co.
3.50%, 05/13/40	216	210,382
3.60%, 01/13/51	200	197,754

		11,491,678

Metals & Mining — 0.4%
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	28	33,206
Glencore Funding LLC, 2.63%, 09/23/31(a)	590	527,760
Newmont Corp.
2.80%, 10/01/29	80	76,524
2.25%, 10/01/30	300	274,179
Nucor Corp.
2.00%, 06/01/25	150	145,198
2.98%, 12/15/55	13	10,741
Southern Copper Corp., 5.88%, 04/23/45	25	30,437
Steel Dynamics, Inc.
2.40%, 06/15/25	70	67,667
1.65%, 10/15/27	380	345,039
3.25%, 10/15/50	180	153,816

		1,664,567

Multi-Utilities — 1.4%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)	510	515,661
CenterPoint Energy Houston Electric LLC, Series AG, 3.00%, 03/01/32	215	210,198
CenterPoint Energy Resources Corp., 1.75%, 10/01/30	315	276,147
CMS Energy Corp., 3.00%, 05/15/26	310	304,729
Consumers Energy Co., 2.50%, 05/01/60	425	323,252
Dominion Energy, Inc.
3.90%, 10/01/25	650	663,010
Series C, 3.38%, 04/01/30	200	197,304
NiSource, Inc.
0.95%, 08/15/25	250	229,745
5.25%, 02/15/43	55	59,384
4.38%, 05/15/47	264	268,942
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50	50	44,552
Sempra Energy
3.40%, 02/01/28	2,125	2,117,899
3.70%, 04/01/29	225	226,089
Virginia Electric & Power Co.
4.00%, 01/15/43	160	162,956
4.60%, 12/01/48	40	44,989
3.30%, 12/01/49	191	179,054
Series B, 6.00%, 01/15/36	536	648,238

		6,472,149

Oil, Gas & Consumable Fuels — 8.5%
Atmos Energy Corp., 2.85%, 02/15/52	265	224,936
BP Capital Markets America, Inc.
3.19%, 04/06/25	560	564,025
3.59%, 04/14/27	250	253,701
3.94%, 09/21/28	46	47,610
4.23%, 11/06/28	216	226,828

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc.
1.75%, 08/10/30	USD 245	$216,683
3.06%, 06/17/41	960	860,233
3.38%, 02/08/61	55	48,896
BP Capital Markets PLC, 3.28%, 09/19/27	117	118,055
Cameron LNG LLC, 3.30%, 01/15/35(a)	420	394,726
Cenovus Energy, Inc., 3.75%, 02/15/52	305	272,756
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	2,010	2,121,420
ConocoPhillips Co., 3.80%, 03/15/52	275	279,820
Coterra Energy, Inc., 4.38%, 06/01/24(a)	310	316,230
Devon Energy Corp.
5.25%, 10/15/27	725	751,628
4.50%, 01/15/30	400	412,774
4.75%, 05/15/42	260	274,746
Diamondback Energy, Inc.
3.50%, 12/01/29	1,540	1,525,472
4.25%, 03/15/52	160	158,135
Enbridge, Inc.
(SOFR + 0.40%), 0.60%, 02/17/23(b)	340	339,642
4.00%, 10/01/23	2,070	2,102,165
0.55%, 10/04/23	575	557,239
2.50%, 01/15/25	615	604,255
4.25%, 12/01/26	600	621,777
6.25%, 03/01/78	780	807,442
Energy Transfer LP
3.60%, 02/01/23	389	391,242
4.90%, 02/01/24	730	749,401
4.50%, 04/15/24	550	562,743
4.00%, 10/01/27	565	568,634
3.75%, 05/15/30	265	260,696
6.50%, 02/01/42	210	241,360
5.95%, 10/01/43	210	224,125
5.35%, 05/15/45	702	722,531
6.13%, 12/15/45	250	275,688
5.30%, 04/15/47	84	86,322
5.40%, 10/01/47	880	921,300
6.00%, 06/15/48	82	90,897
6.25%, 04/15/49	630	722,910
Series 5Y, 4.20%, 09/15/23	1,186	1,201,627
Energy Transfer LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,691	1,704,651
Enterprise Products Operating LLC
5.95%, 02/01/41	196	232,360
5.70%, 02/15/42	114	132,425
4.45%, 02/15/43	1,044	1,051,374
4.25%, 02/15/48	229	229,915
4.80%, 02/01/49	406	433,036
4.20%, 01/31/50	575	570,557
Exxon Mobil Corp., 3.45%, 04/15/51	205	198,726
Hess Corp.
4.30%, 04/01/27	600	615,650
5.60%, 02/15/41	642	721,382
5.80%, 04/01/47	396	471,151
HollyFrontier Corp., 2.63%, 10/01/23	640	633,464
Kinder Morgan Energy Partners LP
7.30%, 08/15/33	490	607,848
6.95%, 01/15/38	100	125,056
4.70%, 11/01/42	150	149,632
5.00%, 03/01/43	150	154,281
Kinder Morgan, Inc.
3.15%, 01/15/23	2,295	2,307,100

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.
5.55%, 06/01/45	USD 350	$391,280
5.05%, 02/15/46	475	503,558
3.60%, 02/15/51	300	266,363
Marathon Oil Corp.
4.40%, 07/15/27	744	766,984
5.20%, 06/01/45	60	64,988
Marathon Petroleum Corp., 4.75%, 09/15/44	151	153,538
MPLX LP
3.50%, 12/01/22	70	70,557
1.75%, 03/01/26	955	894,863
4.13%, 03/01/27	640	654,444
4.25%, 12/01/27	70	72,294
Occidental Petroleum Corp., 4.63%, 06/15/45	30	29,100
Ovintiv Exploration, Inc., 5.38%, 01/01/26	335	355,085
Pioneer Natural Resources Co.
0.55%, 05/15/23	580	567,093
1.13%, 01/15/26	255	236,485
1.90%, 08/15/30	470	416,637
2.15%, 01/15/31	195	175,730
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43	350	309,890
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,110	1,161,768
4.20%, 03/15/28	105	107,823
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)	750	752,174
TotalEnergies Capital International SA, 3.13%, 05/29/50	123	112,217
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	265	271,069
Valero Energy Corp.
2.85%, 04/15/25	40	39,521
4.00%, 06/01/52	120	112,776
Williams Cos., Inc., 3.75%, 06/15/27	780	788,522

		40,734,037

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.50%, 04/30/49(a)	270	273,679
Suzano Austria GmbH, 2.50%, 09/15/28	80	71,904

		345,583

Pharmaceuticals — 1.3%
Astrazeneca Finance LLC, 2.25%, 05/28/31	5	4,656
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)	1,025	1,035,567
4.25%, 12/15/25(a)	215	218,609
Bristol-Myers Squibb Co.
2.90%, 07/26/24	160	161,187
3.70%, 03/15/52	410	412,025
3.90%, 03/15/62	205	206,112
Johnson & Johnson, 3.55%, 03/01/36	112	115,785
Merck & Co., Inc.
1.45%, 06/24/30	58	51,496
2.15%, 12/10/31	320	295,978
3.70%, 02/10/45	19	19,351
2.75%, 12/10/51	265	230,826
Pfizer, Inc.
3.45%, 03/15/29	135	138,857
3.90%, 03/15/39	38	40,395
Roche Holdings, Inc., 2.61%, 12/13/51(a)	770	666,957
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23	577	578,600
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23	900	922,199

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28	USD 375	$406,639
3.18%, 07/09/50	725	634,221
Wyeth LLC, 5.95%, 04/01/37	103	130,982

		6,270,442
Road & Rail — 1.8%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40	350	436,154
4.40%, 03/15/42	235	255,379
4.90%, 04/01/44	415	476,731
3.55%, 02/15/50	140	138,733
2.88%, 06/15/52	195	172,743
Canadian Pacific Railway Co.
2.05%, 03/05/30	45	41,222
3.00%, 12/02/41	305	274,365
3.10%, 12/02/51	340	300,608
CSX Corp.
3.25%, 06/01/27	195	196,285
3.80%, 03/01/28	480	495,928
4.25%, 03/15/29	135	143,163
4.30%, 03/01/48	125	134,289
4.75%, 11/15/48	71	81,313
Norfolk Southern Corp.
3.80%, 08/01/28	525	536,054
4.45%, 06/15/45	40	42,788
3.94%, 11/01/47	170	173,669
4.15%, 02/28/48	140	146,208
3.40%, 11/01/49	100	93,328
3.05%, 05/15/50	320	285,041
3.70%, 03/15/53	455	449,739
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(a)	60	60,125
4.00%, 07/15/25(a)	2,045	2,064,871
Ryder System, Inc., 2.85%, 03/01/27	510	494,534
Union Pacific Corp.
4.05%, 03/01/46	105	109,426
4.50%, 09/10/48	215	238,542
3.50%, 02/14/53	255	249,508
3.95%, 08/15/59	134	136,046
3.84%, 03/20/60	489	490,700
3.55%, 05/20/61	80	75,994

		8,793,486

Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.
2.95%, 04/01/25	155	155,291
2.80%, 10/01/41	190	170,478
Applied Materials, Inc., 3.30%, 04/01/27	705	714,543
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	1,023	1,029,839
Broadcom, Inc.
3.15%, 11/15/25	28	27,773
4.75%, 04/15/29	1,390	1,460,517
4.15%, 11/15/30	1,045	1,059,096
4.15%, 04/15/32(a)	450	449,015
3.42%, 04/15/33(a)	1,592	1,485,848
Intel Corp.
2.80%, 08/12/41	115	101,534
4.75%, 03/25/50	90	104,808
3.05%, 08/12/51	370	328,965
3.20%, 08/12/61	45	39,795
KLA Corp.
4.65%, 11/01/24	40	41,444

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
KLA Corp.
4.10%, 03/15/29	USD 939	$985,499
5.00%, 03/15/49	355	424,078
3.30%, 03/01/50	255	240,190
Lam Research Corp., 3.75%, 03/15/26	890	914,518
NVIDIA Corp., 3.50%, 04/01/40	340	342,478
NXP BV/NXP Funding LLC, 5.55%, 12/01/28(a)	70	75,737
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29(a)	701	722,380
3.40%, 05/01/30(a)	400	388,304
2.50%, 05/11/31(a)	760	680,656
2.65%, 02/15/32(a)	545	489,372
QUALCOMM, Inc., 4.30%, 05/20/47	465	523,257
Texas Instruments, Inc., 2.70%, 09/15/51	220	195,350

		13,150,765

Software — 2.3%
Autodesk, Inc., 2.40%, 12/15/31	1,030	918,337
Microsoft Corp.
3.45%, 08/08/36	43	44,724
2.53%, 06/01/50	1,675	1,446,354
2.92%, 03/17/52	504	472,948
Oracle Corp.
2.95%, 04/01/30	230	212,189
3.85%, 07/15/36	114	104,932
3.60%, 04/01/40	250	216,872
5.38%, 07/15/40	800	844,101
3.65%, 03/25/41	408	356,362
4.50%, 07/08/44	300	283,997
4.00%, 07/15/46	172	152,623
4.00%, 11/15/47	1,006	889,676
3.60%, 04/01/50	1,650	1,368,448
3.95%, 03/25/51	567	495,680
3.85%, 04/01/60	150	123,100
salesforce.com, Inc.
2.70%, 07/15/41	315	278,773
2.90%, 07/15/51	340	301,889
3.05%, 07/15/61	125	109,650
VMware, Inc., 2.20%, 08/15/31	1,830	1,611,192
Workday, Inc., 3.80%, 04/01/32	615	613,830

		10,845,677

Specialty Retail — 0.7%
Home Depot, Inc.
4.40%, 03/15/45	215	235,938
4.25%, 04/01/46	335	366,418
3.90%, 06/15/47	140	145,825
4.50%, 12/06/48	240	269,632
3.13%, 12/15/49	150	137,134
3.35%, 04/15/50	200	188,443
Lowe’s Cos., Inc.
3.70%, 04/15/46	485	464,719
4.55%, 04/05/49	199	213,464
5.13%, 04/15/50	315	368,500
3.00%, 10/15/50	260	221,195
4.25%, 04/01/52	415	429,248
4.45%, 04/01/62	220	228,929

		3,269,445

Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.
2.20%, 09/11/29	25	23,827
3.85%, 05/04/43	481	505,934
4.38%, 05/13/45	775	875,899

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple Inc.
4.65%, 02/23/46	USD 400	$473,302
3.85%, 08/04/46	430	454,018
3.75%, 09/12/47	200	207,942
2.65%, 02/08/51	515	444,231
2.70%, 08/05/51	405	352,065
HP, Inc., 1.45%, 06/17/26	1,775	1,631,234

		4,968,452

Tobacco — 1.3%
Altria Group, Inc.
4.80%, 02/14/29	390	408,845
2.45%, 02/04/32	115	99,966
4.50%, 05/02/43	75	68,281
5.38%, 01/31/44	324	334,881
5.95%, 02/14/49	691	748,045
4.00%, 02/04/61	430	360,365
BAT Capital Corp.
4.70%, 04/02/27	1,200	1,230,776
3.56%, 08/15/27	454	441,855
2.26%, 03/25/28	300	269,181
2.73%, 03/25/31	160	141,008
4.74%, 03/16/32	760	764,493
4.39%, 08/15/37	170	158,086
Reynolds American, Inc.
5.70%, 08/15/35	875	923,197
7.00%, 08/04/41	70	80,229

		6,029,208

Trading Companies & Distributors — 0.8%
Air Lease Corp.
3.38%, 07/01/25	580	571,640
2.88%, 01/15/26	760	733,532
1.88%, 08/15/26	2,730	2,514,904

		3,820,076

Wireless Telecommunication Services — 1.2%
America Movil SAB de CV
3.63%, 04/22/29	250	251,013
4.38%, 04/22/49	525	553,481
Rogers Communications, Inc.
3.80%, 03/15/32(a)	490	486,206
4.30%, 02/15/48	72	70,233
4.35%, 05/01/49	142	138,448
3.70%, 11/15/49	176	156,521
4.55%, 03/15/52(a)	900	894,742
T-Mobile U.S.A., Inc.
3.88%, 04/15/30	250	250,960
2.70%, 03/15/32(a)	1,405	1,278,118
4.38%, 04/15/40	495	497,100
3.00%, 02/15/41	165	139,477
4.50%, 04/15/50	65	65,758
3.30%, 02/15/51	265	222,978
Vodafone Group PLC
4.38%, 02/19/43	327	328,211
5.25%, 05/30/48	235	263,234

		5,596,480

Total Corporate Bonds — 87.7% (Cost: $440,689,496)		417,900,312

Foreign Agency Obligations

Mexico — 0.2%
Petroleos Mexicanos, 7.69%, 01/23/50	1,125	978,750

Security	Par (000)	Value

Norway — 0.1%
Equinor ASA, 2.88%, 04/06/25	USD 375	$375,035

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)	560	491,932

Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.25%, 11/24/30(a)	485	443,775
4.25%, 04/16/39(a)	200	204,500

		648,275

Total Foreign Agency Obligations — 0.5% (Cost: $2,679,066)		2,493,992

Foreign Government Obligations

Chile — 0.1%
Republic of Chile, 3.50%, 01/25/50	510	466,746

Indonesia — 0.3%
Republic of Indonesia
4.13%, 01/15/25(a)	350	361,331
3.50%, 01/11/28	975	1,001,081

		1,362,412

Israel — 0.0%
State of Israel, 3.88%, 07/03/50	250	258,328

Italy — 0.3%
Republic of Italy, 0.88%, 05/06/24	1,332	1,274,727

Mexico — 0.9%
United Mexican States
4.15%, 03/28/27	1,393	1,466,132
2.66%, 05/24/31	875	797,125
4.75%, 03/08/44	803	792,962
4.60%, 02/10/48	600	571,800
4.40%, 02/12/52	365	335,983
3.77%, 05/24/61	620	501,890

		4,465,892

Panama — 0.2%
Republic of Panama
3.16%, 01/23/30	400	390,950
4.30%, 04/29/53	240	232,320
4.50%, 04/01/56	200	196,413

		819,683

Peru — 0.2%
Republic of Peru
3.00%, 01/15/34	530	496,610
3.30%, 03/11/41	140	127,400
2.78%, 12/01/60	460	360,899

		984,909

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26	440	447,383

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27	315	333,664

Total Foreign Government Obligations — 2.2% (Cost: $10,661,994)		10,413,744

Municipal Bonds

California — 1.1%
City of San Francisco Public Utilities Commission Water Revenue RB, Series A, 3.30%, 11/01/39	495	480,693

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28	USD 1,170	$1,080,675
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45	1,075	1,534,044
State of California, GO, 7.63%, 03/01/40	1,125	1,652,177
University of California, RB, 3.35%, 07/01/29	550	554,463

		5,302,052

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40	1,000	1,339,578

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42	165	164,043

New York — 0.7%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,656,053
New York State Dormitory Authority RB, Series F, 3.11%, 02/15/39	590	545,701
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62	1,040	1,162,054

		3,363,808

Texas — 0.1%
Texas Transportation Commission RB, 2.56%, 04/01/42	210	183,429

Total Municipal Bonds — 2.2% (Cost: $9,096,641)		10,352,910

Preferred Securities

Capital Trusts — 2.9%

Banks — 2.0%
Citigroup, Inc., 3.88%(c)	1,300	1,225,250
HSBC Holdings PLC
4.00%(c)	200	189,600
6.00%(c)	520	529,100
6.38%(c)	500	517,335
ING Groep NV, 3.88%(c)	865	752,550
JPMorgan Chase & Co.
Series FF, 5.00%(c)	208	207,308
Series I, (3 mo. LIBOR US + 3.47%), 3.77%(b)(c)	244	244,000
Series S, 6.75%(c)	925	965,293
Lloyds Banking Group PLC, 7.50%(c)	380	403,908
NatWest Group PLC, 6.00%(c)	1,010	1,031,362
U.S. Bancorp
3.70%(c)	1,155	1,045,275
Series J, 5.30%(c)	1,075	1,060,036
Wells Fargo & Co.
Series BB, 3.90%(c)	340	325,907
Series U, 5.88%(c)	1,125	1,175,400

		9,672,324

Capital Markets — 0.6%
Charles Schwab Corp.
Series H, 4.00%(c)	298	267,640
Series I, 4.00%(c)	500	478,750

Security	Par (000)	Value

Capital Markets (continued)
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 4.42%(b)(c)	USD 95	$94,973
Series H, 5.63%(c)	735	726,180
UBS Group AG
3.88%(a)(c)	685	630,850
4.88%(a)(c)	770	742,819

		2,941,212

Electric Utilities — 0.2%
Exelon Corp., 3.50%	785	785,936

Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust
5.63%	359	359,108
Series 16-A, 5.88%	120	121,293

		480,401

Total Preferred Securities — 2.9% (Cost: $14,278,663)		13,879,873

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 08/15/40	5,435	4,260,743
2.25%, 05/15/41	1,000	944,023
1.75%, 08/15/41	2,025	1,755,105
2.00%, 02/15/50	77	69,627
1.38%, 08/15/50	392	301,410
1.63%, 11/15/50	1,361	1,115,522
2.38%, 05/15/51	800	783,937
U.S. Treasury Notes, 1.13%, 01/15/25	4,364	4,202,055

Total U.S. Treasury Obligations — 2.8% (Cost: $14,766,684)		13,432,422

Total Long-Term Investments — 98.3% (Cost: $492,172,544)		468,473,253

	Shares

Short-Term Securities(d)

Money Market Funds — 1.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.12%	6,072,055	6,072,055

Total Short-Term Securities — 1.3% (Cost: $6,072,055)		6,072,055

Total Investments — 99.6% (Cost: $498,244,599)		474,545,308

Other Assets Less Liabilities — 0.4%		1,932,936

Net Assets — 100.0%		$476,478,244

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	71	06/21/22	$10,654	$(205,622)
U.S. Treasury Notes (10 Year)	76	06/21/22	9,339	(102,376)
U.S. Ultra Treasury Bonds	27	06/21/22	4,782	(95,374)
U.S. Ultra Treasury Notes (10 Year)	9	06/21/22	1,219	4,911
U.S. Treasury Notes (2 Year)	59	06/30/22	12,503	(118,986)

				(517,447)

Short Contracts
U.S. Treasury Notes (5 Year)	61	06/30/22	6,996	174,453

				$(342,994)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$179,364	$—	$179,364

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$522,358	$—	$522,358

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(161,625)	$—	$(161,625)
Swaps	—	(2,021)	—	—	—	—	(2,021)

	$—	$(2,021)	$—	$—	$(161,625)	$—	$(163,646)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(199,098)	$—	$(199,098)
Swaps	—	(5,631)	—	—	—	—	(5,631)

	$—	$(5,631)	$—	$—	$(199,098)	$—	$(204,729)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$43,793,498
Average notional value of contracts — short	$16,661,358
Credit default swaps
Average notional value — buy protection	$8,063,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2022	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$417,900,312	$—	$417,900,312
Foreign Agency Obligations	—	2,493,992	—	2,493,992
Foreign Government Obligations	—	10,413,744	—	10,413,744
Municipal Bonds	—	10,352,910	—	10,352,910
Preferred Securities	—	13,879,873	—	13,879,873
U.S. Treasury Obligations	—	13,432,422	—	13,432,422
Short-Term Securities
Money Market Funds	6,072,055	—	—	6,072,055

	$6,072,055	$468,473,253	$—	$474,545,308

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$179,364	$—	$—	$179,364
Liabilities
Interest Rate Contracts	(522,358)	—	—	(522,358)

	$(342,994)	$—	$—	$(342,994)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alabama — 1.1%
County of Jefferson Sewer Revenue, Refunding RB, Series D, 6.50%, 10/01/53	USD	1,000	$1,097,911
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,645	2,009,203
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35		1,000	1,099,660

			4,206,774

American Samoa — 0.1%
American Samoa EDA, RB, Series A, 5.00%, 09/01/38(b)		265	307,397

Arizona — 2.9%
Arizona IDA
RB, 5.00%, 07/01/45(b)		265	273,094
RB, 5.00%, 12/15/49(b)		105	109,248
RB, 7.10%, 01/01/55(b)		920	847,508
RB, 5.00%, 07/01/55(b)		285	291,045
RB, Series B, 5.13%, 07/01/47(b)		195	205,208
Refunding RB, 5.50%, 07/01/52(b)		610	644,220
Refunding RB, Series A, 5.00%, 07/01/26(b)		300	310,517
Refunding RB, Series A, 5.13%, 07/01/37(b)		605	633,801
Refunding RB, Series G, 5.00%, 07/01/47(b)		185	192,342
City of Phoenix IDA
RB, 5.00%, 07/01/46(b)		570	588,968
RB, 5.00%, 07/01/59		880	954,406
RB, Series A, 5.00%, 07/01/49(b)		270	272,748
Refunding RB, 5.00%, 07/01/35(b)		300	310,333
Refunding RB, 5.00%, 07/01/45(b)		100	102,657
Refunding RB, Series A, 5.00%, 07/01/35(b)		45	46,550
County of Pima IDA
RB, 5.13%, 07/01/39		145	146,651
RB, 5.25%, 07/01/49		180	181,434
Refunding RB, 4.00%, 06/15/51(b)		810	740,918
Refunding RB, 5.00%, 07/01/56(b)		295	301,178
Refunding RB, 4.00%, 06/15/57(b)		625	557,180
La Paz County IDA, RB, 5.88%, 06/15/48(b)		285	296,843
Maricopa County IDA
RB, 5.25%, 10/01/40(b)		280	306,657
RB, 5.50%, 10/01/51(b)		280	306,723
RB, AMT, 4.00%, 10/15/47(b)		1,270	1,250,936
Refunding RB, Series A, 4.13%, 09/01/38		230	238,352
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	596,592
Tempe IDA, Refunding RB, 4.00%, 12/01/46		240	230,302

			10,936,411

Arkansas — 1.8%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)		3,045	3,120,618
RB, AMT, 4.75%, 09/01/49(b)		3,150	3,293,522
Pulaski County Public Facilities Board
RB, 5.00%, 12/01/39		230	248,149
RB, 5.00%, 12/01/42		250	263,353

			6,925,642

California — 5.8%
California Community Housing Agency
RB, 3.00%, 08/01/56(b)		645	482,494
RB, Series A, 5.00%, 04/01/49(b)		165	158,773
RB, Series A-2, 4.00%, 08/01/47(b)		1,055	917,000
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36		300	300,263
California HFA
RB, Series 2021-1, Class A, 3.50%, 11/20/35		971	1,012,830

Security		Par (000)	Value

California (continued)
California HFA
RB, Series 2021-3, Class A, 3.25%, 08/20/36	USD	975	$953,739
California Municipal Finance Authority
RB, 5.63%, 07/01/44(b)		150	153,128
Refunding RB, Series A, 5.00%, 02/01/46		650	703,971
Refunding RB, Series B, 5.00%, 01/01/37		630	698,082
California Public Finance Authority, RB, 6.25%, 07/01/54(b)		1,100	1,227,882
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)		250	262,562
Refunding RB, 5.00%, 07/01/51(b)		300	317,397
California Statewide Communities Development Authority
Refunding RB, Series A, 5.25%, 11/01/44(b)		250	251,967
Refunding RB, (AGM), 5.00%, 11/15/49		500	538,814
California Statewide Financing Authority
RB, 6.00%, 05/01/43		315	315,640
RB, 6.00%, 05/01/43		85	85,173
City of Irvine, Special Tax Bonds, 5.00%, 09/01/44		250	256,940
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44		500	517,354
CMFA Special Finance Agency, RB, Series A-1, 3.00%, 12/01/56(b)		100	73,651
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)		2,250	2,062,796
CSCDA Community Improvement Authority
RB, 2.65%, 12/01/46(b)		435	367,763
RB, 3.00%, 06/01/47(b)		325	270,158
RB, 3.13%, 07/01/56(b)		695	534,463
RB, 3.25%, 07/01/56(b)		235	187,103
RB, 3.13%, 08/01/56(b)		1,090	819,921
RB, 4.00%, 10/01/56(b)		1,080	965,943
RB, 4.00%, 12/01/56(b)		1,850	1,444,971
RB, 4.00%, 03/01/57(b)		505	400,406
RB, 3.25%, 05/01/57(b)		350	273,758
RB, 4.00%, 06/01/57(b)		300	243,406
RB, 4.00%, 07/01/58(b)		300	242,028
RB, 4.00%, 07/01/58(b)		265	203,548
RB, 4.00%, 12/01/59(b)		435	283,436
RB, 4.00%, 12/01/59(b)		1,080	771,637
Golden State Tobacco Securitization Corp.
Refunding RB, Series A-1, 5.00%, 06/01/47		115	115,705
Refunding RB, Series B-2, 0.00%, 06/01/66(c)		15,960	1,945,958
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(c)		1,045	524,662
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45		500	555,522
Riverside County Transportation Commission
Refunding RB, 4.00%, 06/01/47		265	272,724
Refunding RB, 3.00%, 06/01/49		180	151,579
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(b)(c)		580	370,936

			22,236,083

Colorado — 4.4%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	1,000,300
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38		500	517,271
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	513,684
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	517,728

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colorado (continued)
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	USD	500	$437,643
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48		1,050	1,050,337
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)		155	158,043
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45		500	520,771
Colorado Health Facilities Authority
RB, 5.25%, 01/01/45		620	636,095
RB, Series A, 5.00%, 05/15/35		360	364,293
RB, Series A, 5.00%, 05/15/44		270	262,257
RB, Series A, 5.00%, 05/15/49		180	171,518
RB, Series A, 5.00%, 05/15/58		380	352,509
Refunding RB, 5.00%, 07/01/38		215	219,406
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	1,023,301
DIATC Metropolitan District, GO, 3.25%, 12/01/29(b)		590	564,224
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39		600	627,331
GO, Series A, 5.00%, 08/01/49		540	558,884
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	548,803
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50		500	431,242
Loretto Heights Community Authority, RB, 4.88%, 12/01/51		570	508,675
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	507,826
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49		675	657,301
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)		930	945,617
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37		550	595,834
Southlands Metropolitan District No. 1
GO, Refunding, Series A-1, 5.00%, 12/01/37		250	260,894
GO, Refunding, Series A-1, 5.00%, 12/01/47		180	185,246
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49		645	662,281
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44		885	887,513
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51		560	506,597
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48		500	502,428

			16,695,852

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority
RB, Series A, 5.00%, 01/01/45(b)		190	199,873
RB, Series A, 5.00%, 01/01/55(b)		255	265,698
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)		775	796,049
Mohegan Tribe of Indians of Connecticut
RB, Series A, 6.75%, 02/01/45(b)		97	100,070
Refunding RB, Series C-1, 6.25%, 02/01/30(b)		330	357,248

			1,718,938

District of Columbia — 2.2%
District of Columbia Tobacco Settlement Financing Corp. RB, 0.00%, 06/15/46(c)		8,970	1,980,696

Security		Par (000)	Value

District of Columbia (continued)
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)	USD	10,325	$1,606,673
RB, 0.00%, 06/15/55(c)		19,300	1,706,036
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, 4.00%, 10/01/49		3,030	3,137,616

			8,431,021
Florida — 9.1%
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/23(b)		200	203,846
Refunding RB, 4.00%, 11/15/26(b)		475	493,519
Refunding RB, 4.00%, 11/15/28(b)		510	532,869
Refunding RB, 4.00%, 11/15/30(b)		555	581,564
Refunding RB, 4.00%, 11/15/34(b)		650	671,514
Refunding RB, 5.00%, 04/01/39		500	515,844
Refunding RB, 5.00%, 04/01/52(d)		1,220	1,364,548
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31		480	503,079
Capital Trust Agency, Inc.
RB, 5.00%, 06/01/41(b)		100	104,356
RB, 5.00%, 06/15/49(b)		100	104,494
RB, 5.75%, 06/01/54(b)		420	428,537
RB, 5.00%, 06/01/56(b)		160	164,682
RB, 4.88%, 06/15/56(b)		1,335	1,255,780
RB, 0.00%, 07/01/61(b)(c)		36,570	2,622,168
Celebration Pointe Community Development District No. 1
Special Assessment RB, 4.00%, 05/01/22(b)		25	25,019
Special Assessment RB, 5.13%, 05/01/45		235	240,299
Charlotte County IDA
RB, 5.00%, 10/01/34(b)		105	110,621
RB, 5.00%, 10/01/49(b)		510	522,158
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45		1,000	1,048,407
County of Broward Airport System Revenue, RB, AMT, Series A, 4.00%, 10/01/49		610	621,885
County of Broward Port Facilities Revenue, RB, AMT, Series B, 4.00%, 09/01/49		2,500	2,610,389
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)		935	339,007
Refunding RB, Series A-2, 0.00%, 10/01/47(c)		900	312,380
Refunding RB, Series A-2, 0.00%, 10/01/48(c)		635	210,940
Refunding RB, Series A-2, 0.00%, 10/01/49(c)		525	167,371
County of Palm Beach, RB, 5.00%, 04/01/51(b)		110	117,672
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45		505	515,855
Florida Development Finance Corp.
RB, 5.00%, 06/15/51(b)		840	857,089
RB, 5.25%, 06/01/55(b)		645	688,664
RB, 5.13%, 06/15/55(b)		2,490	2,303,246
RB, Series A, 6.13%, 06/15/44		45	47,261
RB, Series C, 5.75%, 12/15/56(b)		370	316,266
RB, AMT, 5.00%, 08/01/29(a)(b)		470	472,350
Refunding RB, 5.00%, 06/01/51		245	266,930
Refunding RB, 4.00%, 06/01/55(b)		300	288,053
Refunding RB, Series A, 4.50%, 12/15/56(b)		1,085	903,051
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	207,863
Special Assessment RB, 4.50%, 05/01/52		235	231,779
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36		250	256,138

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Florida (continued)
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33	USD	370	$365,148
Hillsborough County Aviation Authority, Refunding RB, AMT, Series A, 5.00%, 10/01/44		350	373,558
Lakewood Ranch Stewardship District
Special Assessment RB, 3.00%, 05/01/24		100	99,786
Special Assessment RB, 3.13%, 05/01/25		255	254,335
Special Assessment RB, 3.25%, 05/01/29		225	220,586
Special Assessment RB, 4.75%, 05/01/29		180	189,053
Special Assessment RB, 4.95%, 05/01/29(b)		135	143,047
Special Assessment RB, 4.88%, 05/01/35		150	154,101
Special Assessment RB, 4.40%, 05/01/39		525	537,344
Special Assessment RB, 5.30%, 05/01/39		205	221,085
Special Assessment RB, 5.50%, 05/01/39(b)		135	147,241
Special Assessment RB, 5.13%, 05/01/46		100	103,465
Special Assessment RB, 5.45%, 05/01/48		365	391,959
Special Assessment RB, 5.65%, 05/01/48(b)		210	228,055
Special Assessment RB, 4.00%, 05/01/49(b)		200	192,123
Special Assessment RB, 3.90%, 05/01/50		240	236,679
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51		195	153,643
Orange County Health Facilities Authority
RB, 5.00%, 08/01/35		250	269,377
Refunding RB, 5.00%, 08/01/41		695	739,762
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		300	300,139
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		175	174,562
Special Assessment Refunding RB, 3.38%, 05/01/30		335	329,220
Pinellas County IDA, RB, 5.00%, 07/01/39		250	261,158
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	96,705
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	408,804
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		75	75,018
Special Assessment RB, 3.50%, 11/01/30		200	197,795
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	125,094
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	115,986
Special Assessment RB, Series A-2, 3.88%, 05/01/31		155	146,471
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53		815	817,193
Seminole County IDA, Refunding RB, 5.75%, 11/15/54		595	610,639
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34		375	365,080
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	189,720
Trout Creek Community Development District
Special Assessment RB, 4.50%, 05/01/23		100	100,681
Special Assessment RB, 5.00%, 05/01/28		240	250,810
Special Assessment RB, 5.63%, 05/01/45		200	206,835
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	101,585

Security		Par (000)	Value

Florida (continued)
West Villages Improvement District
Special Assessment RB, 4.75%, 05/01/39	USD	190	$195,620
Special Assessment RB, 5.00%, 05/01/50		290	298,441
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)		805	809,065
Windward at Lakewood Ranch Community Development District
Special Assessment RB, 4.00%, 05/01/42		140	132,659
Special Assessment RB, 4.25%, 05/01/52		170	160,891

			34,718,011

Georgia — 0.6%
Gainesville & Hall County Hospital Authority, Refunding RB, (County GTD), 5.50%, 08/15/54		250	274,543
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49		950	1,165,621
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49		845	867,111

			2,307,275

Guam — 0.1%
Territory of Guam, Refunding RB, Series A, 5.00%, 11/01/35		265	301,182

Idaho — 0.3%
Idaho Health Facilities Authority
RB, 4.00%, 12/01/43		330	357,145
Refunding RB, 3.00%, 03/01/51		1,045	874,044

			1,231,189

Illinois — 4.9%
Chicago Board of Education
GO, Series A, 5.00%, 12/01/42		570	577,431
GO, Series A, 4.00%, 12/01/47		930	912,903
GO, Series D, 5.00%, 12/01/46		190	202,568
GO, Series D, 5.00%, 12/01/46		485	498,472
GO, Series H, 5.00%, 12/01/46		625	660,781
GO, Refunding, Series A, 0.00%, 12/01/25(c)		135	121,565
GO, Refunding, Series A, 5.00%, 12/01/30		505	552,526
GO, Refunding, Series B, 4.00%, 12/01/35		230	231,311
GO, Refunding, Series C, 5.00%, 12/01/25		225	239,955
GO, Refunding, Series C, 5.00%, 12/01/34		625	671,666
GO, Refunding, Series D, 5.00%, 12/01/25		290	309,275
GO, Refunding, Series F, 5.00%, 12/01/22		215	218,812
Chicago O’Hare International Airport
Refunding RB, Series D, 5.00%, 01/01/39		260	264,677
Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,048,191
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 4.00%, 12/01/49		810	831,217
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	526,856
Cook County Community College District No. 508, GO, 5.25%, 12/01/30		920	960,020
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45		150	153,281
Refunding RB, 5.00%, 02/15/47		900	962,634
Refunding RB, Series C, 5.00%, 02/15/41		650	710,316
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53		390	409,047
RB, 5.00%, 06/15/57		660	688,804
Refunding RB, 4.00%, 06/15/52		1,295	1,275,366
Refunding RB, (State Appropriation), Series B, 5.00%, 06/15/52		80	80,464
State of Illinois
GO, 5.00%, 01/01/28		1,005	1,086,549

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Illinois (continued)
State of Illinois
GO, 5.00%, 04/01/31	USD	1,000	$1,052,191
GO, 5.50%, 07/01/33		365	380,009
GO, 5.00%, 03/01/37		300	300,596
GO, 5.00%, 02/01/39		1,000	1,048,600
GO, 5.00%, 05/01/39		275	287,189
GO, Series A, 5.00%, 01/01/33		310	310,649
GO, Series A, 5.00%, 12/01/35		825	890,286
GO, Series D, 5.00%, 11/01/28		295	323,191
GO, Refunding, Series B, 5.00%, 10/01/27		105	115,886

			18,903,284

Indiana — 0.6%
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)		325	325,385
Indiana Finance Authority
RB, AMT, 6.75%, 05/01/39		640	788,749
RB, AMT, 5.25%, 01/01/51		1,000	1,038,794

			2,152,928

Iowa — 1.1%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48		940	967,048
Refunding RB, 5.25%, 12/01/25		310	320,850
Refunding RB, 5.25%, 12/01/50(a)		400	415,332
Refunding RB, Series E, 4.00%, 08/15/46		570	581,329
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	1,781,173

			4,065,732

Kansas — 0.1%
City of Manhattan, RB, Series A, 4.00%, 06/01/52		270	257,050

Kentucky — 0.1%
City of Henderson
RB, AMT, 4.70%, 01/01/52(d)		235	236,333
RB, AMT, 4.70%, 01/01/52(d)		130	130,697

			367,030

Louisiana — 0.9%
Juban Crossing Economic Development District, Refunding RB, 7.00%, 09/15/44(b)		375	338,027
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)		400	400,431
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)		310	312,356
RB, 5.25%, 06/01/51(b)		455	461,345
RB, 5.25%, 06/01/60(b)		840	846,412
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)		950	1,175,389

			3,533,960

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)		570	456,024

Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	257,267
City of Baltimore
Refunding RB, 4.00%, 09/01/27		100	105,196
Refunding TA, 3.20%, 06/01/30(b)		200	197,940
Refunding TA, 3.25%, 06/01/31(b)		225	222,498
Refunding TA, 3.30%, 06/01/32(b)		500	493,267
Refunding TA, 3.35%, 06/01/33(b)		540	530,828
Refunding TA, 3.40%, 06/01/34(b)		570	558,140
Refunding TA, 3.45%, 06/01/35(b)		610	595,818

Security		Par (000)	Value

Maryland (continued)
County of Frederick, Refunding TA, 4.63%, 07/01/43(b)	USD	1,100	$1,208,695
Maryland EDC, Refunding RB, 5.00%, 07/01/39		100	103,900
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)		1,940	2,108,327
Refunding RB, 5.00%, 07/01/40		500	530,886

			6,912,762

Massachusetts — 1.5%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/43		500	549,696
RB, 5.00%, 01/01/48		1,000	1,089,768
RB, 5.00%, 10/01/54		710	763,422
RB, Series A, 5.00%, 01/01/47		500	540,511
RB, Series N, 5.00%, 07/01/44		500	522,580
Refunding RB, 4.00%, 07/01/45		120	123,486
Refunding RB, 4.00%, 07/01/50		225	229,732
Refunding RB, Series A, 4.00%, 07/01/44		1,250	1,283,278
Massachusetts HFA, Refunding RB, AMT, Series A, 4.45%, 12/01/42		605	610,556

			5,713,029

Michigan — 0.5%
City of Detroit
GO, 5.00%, 04/01/34		90	99,743
GO, 5.00%, 04/01/35		90	99,520
GO, 5.00%, 04/01/36		65	71,692
GO, 5.00%, 04/01/37		100	110,025
GO, 5.00%, 04/01/38		45	49,365
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	527,432
RB, Series D, 5.00%, 12/01/40		500	538,884
RB, AMT, 5.00%, 12/01/39		250	262,151

			1,758,812

Minnesota — 1.6%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	628,784
City of Forest Lake, Refunding RB, 5.00%, 07/01/56		2,140	2,176,956
City of Minneapolis
RB, 5.00%, 07/01/40		435	444,690
RB, Series A, 5.75%, 07/01/55		850	930,972
Duluth EDA
Refunding RB, 4.25%, 02/15/48		1,265	1,335,940
Refunding RB, 5.25%, 02/15/58		425	476,839
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(b)		240	258,127

			6,252,308

Missouri — 0.7%
City of St. Louis Missouri IDA
Refunding RB, 4.38%, 11/15/35		215	205,074
Refunding RB, 4.75%, 11/15/47		240	209,505
Kansas City IDA
RB, Series C, 7.50%, 11/15/46		64	58,633
Refunding RB, 2.00%, 11/15/46		52	2,515
Refunding RB, 5.00%, 11/15/46		116	105,050
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)		720	674,373
TA, 5.00%, 02/01/40(b)		260	239,154
Plaza at Noah’s Ark Community Improvement District
Refunding RB, 3.00%, 05/01/22		250	250,117
Refunding RB, 3.00%, 05/01/25		100	100,104
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	741,134

			2,585,659

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	USD	500	$526,770

Nevada — 1.6%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	203,968
City of Reno, Refunding RB, (AGM), Series A-1, 4.00%, 06/01/46		5,000	5,153,646
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		190	208,952
RB, 5.00%, 07/01/45		240	260,327
RB, 5.00%, 07/01/51		255	273,590

			6,100,483

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40		320	300,170
RB, Series A, 4.25%, 08/15/46		365	336,232
RB, Series A, 4.50%, 08/15/55		755	697,051
Refunding RB, 4.63%, 11/01/42(b)		320	327,212
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)		290	290,290
Refunding RB, AMT, 4.88%, 11/01/42(b)		130	133,322

			2,084,277

New Jersey — 6.6%
Casino Reinvestment Development Authority, Inc.
Refunding RB, 5.25%, 11/01/39		250	265,430
Refunding RB, 5.25%, 11/01/44		560	592,259
New Jersey EDA
RB, 5.00%, 07/01/32		200	209,625
RB, 5.25%, 11/01/54(b)		945	942,790
RB, Series EEE, 5.00%, 06/15/43		2,935	3,208,250
RB, Series WW, 5.25%, 06/15/40		55	60,483
RB, Series WW, 5.25%, 06/15/40		945	1,006,585
RB, AMT, 6.50%, 04/01/31		90	98,131
RB, AMT, 5.38%, 01/01/43		500	518,259
Refunding RB, Series A, 6.00%, 08/01/49(b)		250	254,957
Refunding RB, (AGM), 5.00%, 06/01/37		200	224,361
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/47		540	549,023
RB, 3.00%, 07/01/51		1,865	1,706,977
Refunding RB, 4.25%, 07/01/44		395	404,442
Refunding RB, 5.00%, 07/01/44		220	231,138
New Jersey Higher Education Student Assistance Authority
RB, AMT, Series B, 2.50%, 12/01/40		790	741,277
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	730,349
New Jersey Transportation Trust Fund Authority
RB, 5.25%, 06/15/43		1,615	1,789,532
RB, Series AA, 5.00%, 06/15/38		325	326,829
RB, Series AA, 5.25%, 06/15/41		205	217,266
RB, Series AA, 5.00%, 06/15/44		30	30,604
RB, Series AA, 5.00%, 06/15/44		30	30,979
RB, Series AA, 4.00%, 06/15/45		710	728,220
RB, Series AA, 5.00%, 06/15/46		450	471,072
RB, Series BB, 4.00%, 06/15/50		4,000	4,071,318
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48		2,000	2,105,274
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	415,013
Refunding RB, Series A, 5.25%, 06/01/46		1,100	1,194,482
Refunding RB, Sub-Series B, 5.00%, 06/01/46		1,795	1,953,701

			25,078,626

Security		Par (000)	Value

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	USD	325	$327,472

New York — 7.4%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)		285	304,418
Chautauqua Tobacco Asset Securitization Corp.,
Refunding RB, 5.00%, 06/01/48		1,000	1,029,082
County of Cattaraugus, RB, 5.00%, 05/01/44		195	201,384
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45		495	497,521
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	523,935
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56		125	130,274
Metropolitan Transportation Authority
RB, Series B, 3.00%, 11/15/25		165	166,037
RB, Series C-1, 4.75%, 11/15/45		1,285	1,397,530
RB, Series C-1, 5.25%, 11/15/55		1,950	2,174,527
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	1,004,965
New York City Transitional Finance Authority Future Tax Secured Revenue
RB, Series F-1, 4.00%, 02/01/51(d)		630	653,304
RB, Series F-1, 5.00%, 02/01/51		900	1,027,377
New York Counties Tobacco Trust IV
Refunding RB, 6.25%, 06/01/41(b)		550	569,893
Refunding RB, Series A, 5.00%, 06/01/42		915	927,883
Refunding RB, Series A, 5.00%, 06/01/45		225	225,255
New York Counties Tobacco Trust VI
Refunding RB, 5.00%, 06/01/45		835	891,431
Refunding RB, 5.00%, 06/01/51		420	447,115
New York Liberty Development Corp.
Refunding RB, 5.38%, 11/15/40(b)		150	159,967
Refunding RB, 5.00%, 11/15/44(b)		3,000	3,157,824
Refunding RB, 2.88%, 11/15/46		1,990	1,674,773
Refunding RB, 3.00%, 11/15/51		455	390,907
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/35(b)		215	239,832
New York State Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,233,772
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34		500	523,487
RB, AMT, 5.00%, 10/01/35		240	266,867
RB, AMT, 5.00%, 10/01/40		680	756,956
RB, AMT, 5.00%, 07/01/41		1,470	1,546,353
RB, AMT, 4.00%, 04/30/53		640	653,091
Refunding RB, AMT, 5.38%, 08/01/36		865	990,853
Niagara Area Development Corp., RB, 5.00%, 07/01/52		275	279,500
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44		385	400,493
Westchester County Healthcare Corp., RB, Series A, 5.00%, 11/01/44		314	327,663
Westchester County Local Development Corp.
Refunding RB, 5.00%, 01/01/34		1,080	1,096,484
Refunding RB, 5.00%, 07/01/46(b)		1,125	1,132,303
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		850	886,452
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	544,017

			28,433,525

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 5.25%, 01/01/41	USD	250	$254,533
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)		250	258,162

			512,695

North Dakota — 0.2%
County of Cass, Refunding RB, 5.25%, 02/15/58		855	931,371

Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		2,545	2,634,431
Cleveland-Cuyahoga County Port Authority
Refunding TA, 4.00%, 12/01/55(b)		185	166,164
Refunding TA, 4.50%, 12/01/55(b)		155	134,590
County of Franklin
RB, 6.13%, 07/01/40		30	30,384
RB, 6.13%, 07/01/40		555	562,067
County of Hamilton
Refunding RB, 5.00%, 01/01/46		190	197,485
Refunding RB, 4.00%, 08/15/50		915	966,362
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	144,593
Refunding RB, 5.25%, 05/01/40		285	289,353
Refunding RB, 5.50%, 05/01/50		670	680,205
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)		450	447,883
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)		880	916,629
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)		265	219,514
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)		1,380	1,348,908
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	390,185

			9,128,753

Oklahoma — 2.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37		1,000	1,078,298
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)		3,290	3,687,631
RB, Series B, 5.00%, 08/15/38		975	1,035,436
RB, Series B, 5.25%, 08/15/43		875	935,453
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)		235	208,829
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	1,026,052

			7,971,699

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(c)		275	145,198
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	154,441
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(b)		305	307,966
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	306,846

			914,451

Pennsylvania — 3.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)		295	321,421

Security		Par (000)	Value

Pennsylvania (continued)
Bucks County IDA
RB, 4.00%, 07/01/46	USD	100	$102,607
RB, 4.00%, 07/01/51		100	102,619
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42		130	131,138
Montgomery County Higher Education and Health Authority
Refunding RB, 4.00%, 09/01/49		1,255	1,278,405
Refunding RB, 4.00%, 05/01/56		2,470	2,510,089
Montgomery County IDA, Refunding RB, 5.25%, 01/15/45		500	543,457
Pennsylvania Economic Development Financing Authority
RB, AMT, Series P-3, 5.00%, 06/30/42		1,625	1,732,761
Refunding RB, AMT, 5.50%, 11/01/44		500	515,761
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	849,094
Pennsylvania Higher Educational Facilities Authority
RB, 4.00%, 08/15/44		1,045	1,097,636
Refunding RB, 5.00%, 07/15/38		250	260,855
Pennsylvania Turnpike Commission
RB, Series B, 5.25%, 12/01/44		1,000	1,060,518
RB, Sub-Series A, 5.50%, 12/01/42		660	735,165
Philadelphia Authority for Industrial Development, Refunding RB, Series 2015, 5.00%, 04/01/45		500	535,566

			11,777,092

Puerto Rico — 10.6%
Children’s Trust Fund
RB, Series A, 0.00%, 05/15/57(c)		30,030	1,837,836
Refunding RB, 5.50%, 05/15/39		160	163,959
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/24(c)		215	195,760
GO, Series A, 0.00%, 07/01/33(c)		537	310,354
GO, Series A1, 5.25%, 07/01/23		466	477,863
GO, Series A1, 5.38%, 07/01/25		465	491,268
GO, Series A1, 5.63%, 07/01/27		461	503,436
GO, Series A1, 5.63%, 07/01/29		755	837,341
GO, Series A1, 5.75%, 07/01/31		440	501,644
GO, Series A1, 4.00%, 07/01/33		418	408,332
GO, Series A1, 4.00%, 07/01/35		375	362,816
GO, Series A1, 4.00%, 07/01/37		322	309,865
GO, Series A1, 4.00%, 07/01/41		438	415,696
GO, Series A1, 4.00%, 07/01/46		455	428,737
GO, Sub-Series CW, 0.00%, 11/01/43(a)		3,265	1,754,919
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)		796	384,196
Puerto Rico Commonwealth Aqueduct & Sewer Authority
RB, Series A, 5.13%, 07/01/37		55	55,425
RB, Series A, 5.75%, 07/01/37		885	893,157
Puerto Rico Electric Power Authority
RB, Series 2013 A-RSA-1, 7.00%, 07/01/33(e)(f)		1,795	1,759,100
RB, Series 2013 A-RSA-1, 6.75%, 07/01/36(e)(f)		775	759,500
RB, Series 2013 A-RSA-1, 7.00%, 07/01/43(e)(f)		175	171,500
RB, Series A-1-RSA-1, 10.00%, 07/01/19(e)(f)		42	45,581
RB, Series A-2-RSA-1, 10.00%, 07/01/19(e)(f)		212	229,958
RB, Series A-3, 10.00%, 07/01/19(e)(f)		177	192,065
RB, Series A-RSA-1, 5.00%, 07/01/29(e)(f)		385	376,978
RB, Series A-RSA-1, 5.00%, 07/01/42(e)(f)		470	460,207
RB, Series B-3, 10.00%, 07/01/19(e)(f)		177	192,065
RB, Series C-1, 5.40%, 01/01/18(e)(f)		486	457,774
RB, Series C-2, 5.40%, 07/01/18(e)(f)		486	457,849
RB, Series C-3, 5.40%, 01/01/20(e)(f)		49	46,281

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series C-4, 5.40%, 07/01/20(e)(f)	USD	49	$46,712
RB, Series CCC, 5.00%, 07/01/27(e)(f)		545	501,694
RB, Series CCC-RSA-1, 5.25%, 07/01/26(e)(f)		125	122,395
RB, Series CCC-RSA-1, 5.25%, 07/01/28(e)(f)		70	68,541
RB, Series D-1-RSA-1, 7.50%, 01/01/20(e)(f)		426	417,085
RB, Series D-2-RSA-1, 7.50%, 01/01/20(e)(f)		840	823,540
RB, Series TT, 5.00%, 07/01/32(e)(f)		395	363,613
RB, Series TT-RSA-1, 5.00%, 07/01/18(e)(f)		160	156,666
RB, Series TT-RSA-1, 5.00%, 07/01/25(e)(f)		45	44,062
RB, Series TT-RSA-1, 5.00%, 07/01/26(e)(f)		190	186,041
RB, Series WW, 5.00%, 07/01/28(e)(f)		165	151,889
RB, Series WW, 5.50%, 07/01/38(e)(f)		130	119,670
RB, Series WW-RSA-1, 5.50%, 07/01/17(e)(f)		110	107,708
RB, Series WW-RSA-1, 5.50%, 07/01/18(e)(f)		95	93,021
RB, Series WW-RSA-1, 5.50%, 07/01/19(e)(f)		70	68,541
RB, Series WW-RSA-1, 5.38%, 07/01/22(e)(f)		940	920,413
RB, Series WW-RSA-1, 5.38%, 07/01/24(e)(f)		65	63,646
RB, Series WW-RSA-1, 5.25%, 07/01/33(e)(f)		75	73,437
RB, Series WW-RSA-1, 5.50%, 07/01/38(e)(f)		90	88,125
RB, Series XX-RSA-1, 5.25%, 07/01/27(e)(f)		50	48,958
RB, Series XX-RSA-1, 5.25%, 07/01/35(e)(f)		30	29,375
RB, Series XX-RSA-1, 5.75%, 07/01/36(e)(f)		600	587,498
RB, Series XX-RSA-1, 5.25%, 07/01/40(e)(f)		2,320	2,271,658
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/22(e)(f)		160	156,666
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/28(e)(f)		265	259,478
Refunding RB, Series AAA-RSA-1, 5.25%, 07/01/29(e)(f)		40	39,167
Refunding RB, Series DDD-RSA-1, 5.00%, 07/01/19(e)(f)		895	876,351
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/17(a)(e)(f)		30	27,000
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/18(a)(e)(f)		30	27,000
Refunding RB, Series UU-RSA-1, 0.00%, 07/01/20(a)(e)(f)		250	225,000
Refunding RB, Series UU-RSA-1, 0.84%, 07/01/31(a)(e)(f)		300	270,000
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)		930	856,102
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/17(e)(f)		70	68,541
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/19(e)(f)		235	230,103
Refunding RB, Series ZZ-RSA-1, 5.25%, 07/01/24(e)(f)		150	146,875
Refunding RB, Series ZZ-RSA-1, 5.00%, 07/01/28(e)(f)		75	73,437
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(c)		613	499,531
RB, Series A-1, 0.00%, 07/01/31(c)		364	275,207
RB, Series A-1, 0.00%, 07/01/33(c)		132	92,414
RB, Series A-1, 0.00%, 07/01/46(c)		1,539	471,467
RB, Series A-1, 0.00%, 07/01/51(c)		8,072	1,790,869
RB, Series A-1, 4.75%, 07/01/53		3,377	3,578,354
RB, Series A-1, 5.00%, 07/01/58		2,368	2,513,064
RB, Series A-2, 4.33%, 07/01/40		2,225	2,297,513
RB, Series A-2, 4.33%, 07/01/40		34	35,302
RB, Series A-2, 4.54%, 07/01/53		317	330,649

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-2, 4.78%, 07/01/58	USD	2,226	$2,344,085
RB, Series B-1, 0.00%, 07/01/46(c)		477	146,189

			40,466,114

Rhode Island — 0.9%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		525	494,310
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		400	426,478
Refunding RB, Series A, 5.00%, 06/01/40		600	635,444
Refunding RB, Series B, 4.50%, 06/01/45		750	777,281
Refunding RB, Series B, 5.00%, 06/01/50		1,040	1,105,137

			3,438,650

South Carolina — 1.0%
South Carolina Jobs EDA
RB, Series A, 5.00%, 11/15/54		210	214,743
Refunding RB, 4.00%, 11/15/27		160	162,739
Refunding RB, 5.00%, 02/01/36		1,045	1,128,480
Refunding RB, 5.00%, 02/01/38		1,000	1,076,138
Refunding RB, 5.00%, 05/01/43		730	802,147
Refunding RB, 5.25%, 11/15/52		200	205,899
South Carolina Public Service Authority, Refunding RB, Series B, 4.00%, 12/01/56		200	204,203

			3,794,349

Tennessee — 1.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	261,111
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(e)(f)		1,205	362,033
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36		690	754,940
Memphis-Shelby County IDB
Refunding TA, 5.50%, 07/01/37		360	313,049
Refunding TA, 5.63%, 01/01/46		470	388,616
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding RB, 5.00%, 10/01/48		1,800	1,907,312
Refunding RB, 4.00%, 10/01/49		220	218,997
Refunding RB, 5.25%, 10/01/58		1,095	1,193,064
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(b)(c)		685	237,992

			5,637,114

Texas — 3.7%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)		510	459,350
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	230,918
RB, 5.00%, 06/15/51		490	493,867
RB, 5.63%, 08/15/54(b)		1,305	1,322,166
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		390	417,293
Central Texas Regional Mobility Authority, RB, Series A, 5.00%, 01/01/45		500	546,180
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	209,666
Refunding RB, Series C, 5.00%, 08/15/42		250	261,311
City of Crandall, Special Assessment RB, 4.25%, 09/15/41(b)		230	220,889
City of Houston Airport System Revenue
RB, AMT, 4.00%, 07/15/41		160	154,800
RB, AMT, Series B-1, 5.00%, 07/15/35		100	105,472

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Texas (continued)
City of Houston Airport System Revenue
Refunding RB, AMT, 4.75%, 07/01/24	USD	400	$413,469
Refunding RB, AMT, 5.00%, 07/15/27		140	152,617
Refunding RB, AMT, 5.00%, 07/01/29		500	521,071
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	991,392
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	523,533
County of Hays, Special Assessment RB, 7.00%, 09/15/45		250	263,765
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	469,696
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)		285	299,166
New Hope Cultural Education Facilities Finance Corp.
RB, 0.00%, 12/01/25(b)(c)		695	680,644
RB, Series A, 5.00%, 08/15/51(b)		250	263,762
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)		1,175	1,023,326
Newark Higher Education Finance Corp.
RB, 5.00%, 06/15/38		125	125,511
RB, Series A, 5.50%, 08/15/35(b)		300	320,151
North Texas Tollway Authority
Refunding RB, 4.25%, 01/01/49		1,675	1,760,347
Refunding RB, Series B, 5.00%, 01/01/40		250	255,204
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)		240	210,740
Tarrant County Cultural Education Facilities Finance Corp.
RB, 4.00%, 10/01/42		190	202,583
Refunding RB, 5.00%, 10/01/49		250	260,781
Texas Transportation Commission
RB, 0.00%, 08/01/40(c)		1,000	447,727
RB, 0.00%, 08/01/42(c)		655	263,811
RB, 5.00%, 08/01/57		315	343,944

			14,215,152

Utah — 0.1%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/41(b)		125	131,234
RB, Series A, 5.00%, 06/15/52(b)		160	165,284
Refunding RB, 5.00%, 06/15/55(b)		230	239,216

			535,734

Vermont — 0.3%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(b)		695	674,449
RB, Series A, 4.50%, 12/01/44(b)		705	641,747

			1,316,196

Virginia — 1.2%
Ballston Quarter Community Development Authority, TA, Series A, 5.13%, 03/01/31		230	204,517
Cherry Hill Community Development Authority, Special Assessment RB, 5.40%, 03/01/45(b)		250	257,125
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51		810	859,982
Fairfax County EDA, RB, Series A, 5.00%, 12/01/42		400	420,547
Henrico County EDA, Refunding RB, 4.00%, 10/01/45		235	244,996
Lexington IDA, RB, Series A, 5.00%, 01/01/48		330	346,686
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)		240	246,366
Special Assessment RB, 5.00%, 03/01/45(b)		95	96,680
Lynchburg EDA, Refunding RB, 4.00%, 01/01/55		135	136,767
Norfolk Redevelopment & Housing Authority RB, 4.00%, 01/01/29		250	256,687

Security		Par (000)	Value

Virginia (continued)
Norfolk Redevelopment & Housing Authority
RB, 5.00%, 01/01/34	USD	190	$201,588
RB, 5.00%, 01/01/49		365	379,692
Virginia HDA, RB, (GNMA/FNMA/FHLMC), Series I, 2.55%, 11/01/50		1,250	991,099

			4,642,732

Washington — 1.5%
King County Public Hospital District No. 4, GO,
Refunding, 5.00%, 12/01/30		200	208,160
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	261,198
Washington State Convention Center Public Facilities District
RB, 4.00%, 07/01/31		900	919,232
RB, 3.00%, 07/01/58		1,230	892,708
Washington State Housing Finance Commission
RB, Series 2021-1, Class A, 3.50%, 12/20/35		692	683,405
RB, Series A, 5.00%, 07/01/50(b)		155	164,076
RB, Series A, 5.00%, 07/01/56(b)		175	183,933
Refunding RB, 5.00%, 01/01/43(b)		1,100	1,196,261
Refunding RB, 6.00%, 01/01/45(b)		210	218,891
Refunding RB, 5.00%, 01/01/48(b)		1,000	1,081,520

			5,809,384

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	448,566

Wisconsin — 5.2%
Public Finance Authority
RB, 6.25%, 10/01/31(b)		195	196,513
RB, 0.00%, 01/01/35(b)(c)		1,235	483,528
RB, 4.50%, 01/01/35(b)		725	697,457
RB, 5.00%, 06/15/41(b)		210	202,124
RB, 5.00%, 11/15/41		375	421,930
RB, 5.00%, 01/01/42(b)		360	367,105
RB, 5.38%, 06/01/44(b)		245	228,100
RB, 6.85%, 11/01/46(b)		275	279,990
RB, 7.00%, 11/01/46(b)		155	158,722
RB, 5.38%, 07/15/47(b)		335	358,666
RB, 7.00%, 10/01/47(b)		195	196,906
RB, 5.50%, 12/01/48(b)(e)(f)		8	2,711
RB, 5.63%, 06/15/49(b)		1,440	1,412,994
RB, 5.00%, 04/01/50(b)		100	104,271
RB, 5.00%, 06/15/51(b)		195	177,651
RB, 5.25%, 12/01/51(b)		1,060	861,740
RB, 5.50%, 06/01/54(b)		300	274,821
RB, 5.00%, 01/01/55(b)		1,570	1,540,801
RB, 5.00%, 06/15/55(b)		550	505,769
RB, 5.00%, 06/15/55(b)		2,750	2,517,082
RB, 5.00%, 07/01/55(b)		880	901,949
RB, 5.00%, 01/01/56(b)		875	882,064
RB, 4.75%, 06/15/56(b)		445	373,330
RB, 5.00%, 06/15/56(b)		145	129,010
RB, 0.00%, 01/01/60(b)(c)		19,530	1,135,215
RB, Series A, 5.13%, 10/01/45		150	152,964
RB, Series A, 5.63%, 06/15/49(b)		885	900,162
RB, AMT, 4.00%, 09/30/51		680	677,911
RB, AMT, 4.25%, 07/01/54		1,160	1,040,792
RB, AMT, 4.00%, 03/31/56		715	700,241
Refunding RB, 4.00%, 04/01/32(b)		115	117,964
Refunding RB, 5.00%, 10/01/34(b)		100	107,657
Refunding RB, 5.00%, 10/01/39(b)		165	176,531
Refunding RB, 4.00%, 04/01/42(b)		125	120,390
Refunding RB, 4.00%, 04/01/52(b)		155	146,570

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wisconsin (continued)
Public Finance Authority Refunding RB, AMT, Series B, 5.00%, 07/01/42	USD	750	$753,124
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46		270	288,429
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	173,509

			19,766,693

Total Municipal Bonds — 93.3% (Cost: $353,928,153)			356,832,251

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 0.5%
San Diego County Regional Airport Authority
RB, AMT, Sub-Series B, 4.00%, 07/01/56(g)		535	556,976
RB, AMT, Sub-Series B, 5.00%, 07/01/56(g)		1,275	1,413,538

			1,970,514

Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB, Series A-2, 4.00%, 08/01/49(g)		2,280	2,302,420

Florida — 0.8%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45(g)		3,060	3,125,804

Illinois — 0.5%
Illinois Toll Highway Authority
RB, Series A, 5.00%, 01/01/40		660	706,050
RB, Series C, 5.00%, 01/01/38		1,000	1,065,586

			1,771,636

Massachusetts — 0.2%
Massachusetts HFA, Refunding RB, AMT, Series A, 4.50%, 12/01/47		958	976,176

New Jersey — 0.4%
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT, Sub-Series C, 4.25%, 12/01/50		1,540	1,557,129

New York — 4.1%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	1,009,538
Refunding RB, Series A-1, 4.15%, 11/01/38		1,518	1,560,445
New York State Dormitory Authority Personal Income Tax Revenue
Refunding RB, Series A, 4.00%, 03/15/49		3,290	3,452,658
Refunding RB, Series E, 5.00%, 03/15/36		3,330	3,610,597
Port Authority of New York & New Jersey
RB, AMT, Series 221, 4.00%, 07/15/60		5,015	5,110,785
Refunding RB, 194th Series, 5.25%, 10/15/55		1,000	1,072,838

			15,816,861

North Carolina — 0.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55		1,000	1,098,159
North Carolina HFA Home Ownership, RB, Series 39-B, 4.00%, 01/01/48		330	335,053

			1,433,212

Security		Par (000)	Value

Oregon — 1.4%
Salem Hospital Facility Authority, Refunding RB, Series A, 4.00%, 05/15/49	USD	5,000	$5,216,575

Virginia — 0.3%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/60(g)		920	977,117

Washington — 0.4%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45		1,340	1,456,975

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(g)		1,215	1,274,079

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.9% (Cost: $38,278,876)			37,878,498

Total Long-Term Investments — 103.2% (Cost: $392,207,029)			394,710,749

		Shares

Short-Term Securities(i)

Money Market Funds — 2.6%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 0.32%		9,900,094	9,899,104

Total Short-Term Securities — 2.6% (Cost: $9,899,104)			9,899,104

Total Investments — 105.8% (Cost: $402,106,133)			404,609,853
Other Assets Less Liabilities — 0.0%			60,809
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.8)%			(22,151,994)

Net Assets — 100.0%			$382,518,668

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 07/01/29, is $5,292,410. See Note 4 of the Notes to Financial Statements for details.

(h)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	121	06/21/22	$18,158	$192,644
U.S. Treasury Notes (10 Year)	119	06/21/22	14,622	234,139
U.S. Treasury Notes (5 Year)	112	06/30/22	12,845	280,172

				$706,955

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$706,955	$—	$706,955

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,019,065	$—	$1,019,065

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$198,018	$—	$198,018

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$36,436,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$356,832,251	$—	$356,832,251
Municipal Bonds Transferred to Tender Option Bond Trusts	—	37,878,498	—	37,878,498
Short-Term Securities
Money Market Funds	9,899,104	—	—	9,899,104

	$9,899,104	$394,710,749	$—	$404,609,853

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$706,955	$—	$—	$706,955

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $22,111,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments March 31, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	USD 143	$138,473

Total Asset-Backed Securities — 0.0% (Cost: $142,762)		138,473

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 17.1%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)	945	948,382
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 1.19%, 09/15/34(a)(b)	3,928	3,908,884
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 05/15/53(a)(b)(c)	400	397,400
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)	2,164	2,126,045
Series 2018-DSNY, Class A, (1 mo. LIBOR US + 0.85%), 1.25%, 09/15/34(a)(b)	665	656,634
BANK
Series 2018-BN11, Class B, 4.35%, 03/15/61(b)	1,769	1,811,705
Series 2021-BN38, Class A5, 2.52%, 12/15/64	5,090	4,741,737
Series 2022-BNK40, Class A4, 3.51%, 03/15/64(b) .	970	976,710
Benchmark Mortgage Trust, Series 2022-B33,
Class A5, 3.46%, 03/15/55	2,333	2,355,204
BFLD, Series 2019-DPLO, Class A, (1 mo. LIBOR US + 1.09%), 1.49%, 10/15/34(a)(b)	70	69,430
BFLD TRUST Mortgage-Backed Securities, Series 2020-EYP, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 10/15/35(a)(b)	2,778	2,746,851
BMO Mortgage Trust, Series 2022-C1, Class A5, 3.37%, 02/15/55	138	137,213
BPR Trust, Series 2021-TY, Class A, (1 mo. LIBOR US + 1.05%), 1.45%, 09/15/38(a)(b)	2,863	2,819,985
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)	3,920	3,890,939
BX Commercial Mortgage Trust Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.32%, 10/15/36(a)(b)	1,843	1,834,806
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 1.85%, 10/15/36(a)(b)	3,570	3,536,324
Series 2020-FOX, Class D, (1 mo. LIBOR US + 2.10%), 2.50%, 11/15/32(a)(b)	2,567	2,542,953
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)	4,980	4,658,853
Series 2021-CIP, Class A, (1 mo. LIBOR US + 0.92%), 1.32%, 12/15/38(a)(b)	4,960	4,879,291
Series 2021-SOAR, Class A, (1 mo. LIBOR US + 0.67%), 1.07%, 06/15/38(a)(b)	4,150	4,061,611
Series 2021-VINO, Class A, (1 mo. LIBOR US + 0.65%), 1.05%, 05/15/38(a)(b)	1,200	1,169,957
Series 2021-VINO, Class B, (1 mo. LIBOR US + 0.85%), 1.25%, 05/15/38(a)(b)	910	880,384
Series 2022-LP2, Class A, (1 mo. CME Term SOFR + 1.01%), 1.32%, 02/15/39(a)(b)	6,283	6,157,048
BX Trust Series 2018-BILT, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 05/15/30(a)(b)	442	435,884
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)	5,432	5,243,868
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b)	1,489	1,381,719
CD Mortgage Trust, Series 2018-CD7, Class C, 4.85%, 08/15/51(b)	1,800	1,801,793

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)	USD 1,254	$1,174,420
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.37%, 03/13/35(a)	4,700	4,715,586
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.93%), 1.33%, 11/15/36(a)(b)	715	712,314
Citigroup Commercial Mortgage Trust Series 2016-P6, Class B, 4.17%, 12/10/49(b)	895	893,368
Series 2020-420K, Class B, 2.86%, 11/10/42(a)	130	118,929
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(a)(b)	1,570	1,554,764
Commercial Mortgage Trust Series 2013-WWP, Class A2, 3.42%, 03/10/31(a)	1,950	1,967,598
Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	2,047,504
Series 2015-CR27, Class B, 4.34%, 10/10/48(b)	2,917	2,917,437
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	2,699	2,713,689
Series 2017-COR2, Class AM, 3.80%, 09/10/50	404	405,345
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)	3,960	3,897,228
Series 2019-521F, Class B, (1 mo. LIBOR US + 1.10%), 1.50%, 06/15/34(a)(b)	1,304	1,280,144
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 1.38%, 05/15/36(a)(b)	763	758,880
Credit Suisse Mortgage Capital Trust Series 2020-NET, Class A, 2.26%, 08/15/37(a)	1,181	1,123,711
Series 2020-NET, Class C, 3.53%, 08/15/37(a)	266	256,158
Series 2021-980M, Class A, 2.39%, 07/15/31(a)	1,090	1,030,136
Series 2021-BHAR, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 11/15/38(a)(b)	2,270	2,266,677
CSAIL Commercial Mortgage Trust Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	1,003	1,026,778
Series 2018-CX12, Class A4, 4.22%, 08/15/51(b)	556	575,671
Series 2019-C16, Class A3, 3.33%, 06/15/52	3,124	3,076,658
Series 2019-C17, Class C, 3.93%, 09/15/52	1,203	1,133,520
DBGS Mortgage Trust, Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.50%), 1.90%, 06/15/33(a)(b)	2,307	2,260,612
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 02/15/38(a)(b)	960	943,656
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)	900	815,029
Great Wolf Trust, Series 2019-WOLF, Class A, (1 mo. LIBOR US + 1.03%), 1.43%, 12/15/36(a)(b)	2,961	2,921,957
GS Mortgage Securities Corp. II Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)	910	950,973
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)	706	719,817
GS Mortgage Securities Trust Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)	300	300,809
Series 2015-GC34, Class B, 4.47%, 10/10/48(b)	1,500	1,497,352
Series 2020-TWN3, Class A, (1 mo. LIBOR US + 2.00%), 2.40%, 11/15/37(a)(b)	5,300	5,295,210
Series 2021-DM, Class A, (1 mo. LIBOR US + 0.89%), 1.28%, 11/15/36(a)(b)	4,010	3,925,166
Series 2021-IP, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 10/15/36(a)(b)	2,660	2,609,442
Series 2021-ROSS, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 05/15/26(a)(b)	730	720,484
Series 2021-STAR, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 12/15/36(a)(b)	3,400	3,365,684
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 05/15/38(a)(b)	100	99,123

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)	USD 669	$621,521
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(b)	2,425	2,396,652
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)	349	346,491
JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class ASB, 3.66%, 09/15/47	2,993	3,023,976
Series 2015-C28, Class A4, 3.23%, 10/15/48	4,058	4,030,556
Series 2016-C1, Class ASB, 3.32%, 03/17/49	2,622	2,635,266
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)	1,790	1,731,762
Series 2018-AON, Class A, 4.13%, 07/05/31(a)	865	872,068
Series 2020-609M, Class A, (1 mo. LIBOR US + 1.37%), 1.77%, 10/15/33(a)(b)	2,000	1,964,796
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 3.17%, 10/15/33(a)(b)	600	580,800
Series 2020-MKST, Class B, (1 mo. LIBOR US + 1.05%), 1.45%, 12/15/36(a)(b)	1,540	1,519,219
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)	1,210	1,100,207
Series 2022-ACB, Class A, (SOFR (30-day) + 1.40%), 1.45%, 03/15/39(a)(b)	2,070	2,065,449
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class B, (1 mo. LIBOR US + 0.80%), 1.20%, 12/15/37(a)(b)	165	161,373
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)	2,316	2,311,006
Med Trust, Series 2021-MDLN, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 11/15/38(a)(b)	3,750	3,685,263
MF1
Series 2021-W10, Class A, (1 mo. CME Term SOFR + 1.07%), 1.37%, 12/15/34(a)(b)	480	479,645
Series 2021-W10, Class B, (1 mo. CME Term SOFR + 1.37%), 1.67%, 12/15/34(a)(b)	640	639,520
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,181,901
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	2,997	3,012,856
Series 2018-H3, Class B, 4.62%, 07/15/51(b)	740	760,858
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)	1,000	1,020,938
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 1.30%, 07/15/35(a)(b)	1,910	1,885,981
MSCG Trust
Series 2018-SELF, Class A, (1 mo. LIBOR US + 0.90%), 1.30%, 10/15/37(a)(b)	1,130	1,121,472
Series 2018-SELF, Class C, (1 mo. LIBOR US + 1.18%), 1.58%, 10/15/37(a)(b)	2,015	1,979,549
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 1.45%, 03/15/39(a)(b)	5,860	5,834,298
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)	1,753	1,762,284
Series 2018-4, Class MA, 3.50%, 03/25/58	1,878	1,886,234
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	2,630	2,649,974
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	2,744	2,748,252
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,616,473
Series 2017-C41, Class B, 4.19%, 11/15/50(b)	1,304	1,255,697

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 1.60%, 05/15/31(a)(b)	USD 3,516	$3,476,356
WFRBS Commercial Mortgage Trust, Series 2014- C21, Class A4, 3.41%, 08/15/47	2,285	2,274,699

		192,876,831

Interest Only Commercial Mortgage-Backed Securities — 0.7%
Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1, Class XA, 0.97%, 05/15/53(a)(b)	1,587	96,800
Series 2021-MF3, Class XA, 0.74%, 10/15/54(a)(b)	2,932	147,018
BANK
Series 2020-BN29, Class XA, 1.35%, 11/15/53(b)	4,303	381,107
Series 2021-BN33, Class XA, 1.06%, 05/15/64(b)	15,856	1,121,297
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.62%, 10/15/53(b)	15,524	1,452,098
Series 2020-B21, Class XA, 1.46%, 12/17/53(b)	3,862	364,369
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.70%, 10/10/47(b)	41,140	570,199
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.56%, 06/15/52(b)	12,968	1,139,836
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.48%, 10/15/52(b)	10,232	860,522
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.73%, 05/15/51(b)	8,547	296,398
Series 2020-C58, Class XA, 1.88%, 07/15/53(b)	4,697	558,540
Series 2021-C59, Class XA, 1.55%, 04/15/54(b)	3,988	400,004

		7,388,188

Total Non-Agency Mortgage-Backed Securities — 17.8% (Cost: $207,640,214)		200,265,019

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.2%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40	234	231,093
Series 2010-141, Class LZ, 4.50%, 12/25/40	456	463,083
Series 2011-131, Class LZ, 4.50%, 12/25/41	273	267,162
Series 2011-8, Class ZA, 4.00%, 02/25/41	777	788,740
Series 2013-81, Class YK, 4.00%, 08/25/43	200	212,894
Series 2017-76, Class PB, 3.00%, 10/25/57	900	887,191
Series 2018-21, Class CA, 3.50%, 04/25/45	969	967,137
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 6.70%, 05/25/48(b)	2,475	2,594,368
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40	335	345,305
Series 3780, Class ZA, 4.00%, 12/15/40	1,274	1,330,845
Series 3960, Class PL, 4.00%, 11/15/41	900	941,943
Series 4161, Class BW, 2.50%, 02/15/43	1,400	1,355,633
Series 4384, Class LB, 3.50%, 08/15/43	1,400	1,410,108
Ginnie Mae
Series 2014-107, Class WX, 6.79%, 07/20/39(b)	456	498,290
Series 2016-123, Class LM, 3.00%, 09/20/46	600	580,469
Series 2019-5, Class P, 3.50%, 07/20/48	553	553,068

		13,427,329

Commercial Mortgage-Backed Securities — 1.6%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)	2,400	2,549,504
Series K139, Class A2, 2.59%, 01/25/32(b)	12,000	11,709,840
Series K154, Class A2, 3.42%, 04/25/32	3,500	3,621,038

		17,880,382

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations — 1.4%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43	USD 1,162	$107,847
Series 2014-68, Class YI, 4.50%, 11/25/44	534	105,388
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 5.79%, 09/25/45(b)	3,661	470,935
Series 2015-74, Class IA, 6.00%, 10/25/45	4,763	1,035,148
Series 2015-77, Class IO, 6.00%, 10/25/45	5,651	1,227,792
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.10%), 5.64%, 09/25/46(b)(c)	1,561	234,268
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.10%), 5.64%, 05/25/39(b)	1,997	279,957
Series 2017-38, Class S, (1 mo. LIBOR US + 6.10%), 5.64%, 05/25/47(b)	2,490	414,239
Series 2017-68, Class IE, 4.50%, 09/25/47	2,156	359,267
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 5.69%, 09/25/47(b)	1,554	254,799
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.59%, 06/25/49(b)	3,912	673,199
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 5.64%, 07/25/49(b)	1,351	193,567
Series 2019-5, Class SA, (1 mo. LIBOR US + 6.10%), 5.64%, 03/25/49(b)	10,396	1,557,753
Series 2020-32, Class IO, 4.00%, 05/25/50	2,332	386,727
Series 2020-32, Class PI, 4.00%, 05/25/50	2,421	399,815
Series 2021-23, Class CI, 3.50%, 07/25/46	3,103	488,507
Series 2021-41, Class IO, 3.50%, 07/25/51	5,916	965,198
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41	335	22,232
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 5.75%, 10/15/42(b)	1,887	313,479
Series 4533, Class JI, 5.00%, 12/15/45	959	181,362
Series 4901, Class CS, (1 mo. LIBOR US + 6.10%), 5.64%, 07/25/49(b)	2,294	355,274
Series 4941, Class SH, (1 mo. LIBOR US + 5.95%), 5.49%, 12/25/49(b)	4,759	721,580
Series 5159, Class KI, 3.00%, 11/25/51	3,038	340,381
Series 5159, Class PI, 3.00%, 11/25/51	5,076	528,164
Series 5176, Class QI, 3.00%, 12/25/51	2,893	369,226
Ginnie Mae
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 5.75%, 07/20/47(b)(c)	2,000	331,470
Series 2017-139, Class IB, 4.50%, 09/20/47(c)	1,047	164,737
Series 2017-144, Class DI, 4.50%, 09/20/47	723	130,672
Series 2020-115, Class IM, 3.50%, 08/20/50(c)	2,819	433,590
Series 2020-146, Class DI, 2.50%, 10/20/50	3,770	453,234
Series 2020-162, Class TI, 2.50%, 10/20/50	6,624	794,122
Series 2020-175, Class DI, 2.50%, 11/20/50	1,334	160,441
Series 2020-185, Class MI, 2.50%, 12/20/50	4,629	612,556
Series 2021-104, Class IH, 3.00%, 06/20/51	4,947	730,252

		15,797,178

Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2020-M21, Class AX, 1.56%, 01/25/58(b)	5,420	873,064
Freddie Mac
Series K094, Class X1, 0.88%, 06/25/29(b)	4,305	231,748
Series K105, Class X1, 1.52%, 01/25/30(b)	13,625	1,342,491
Series K109, Class X1, 1.58%, 04/25/30(b)	2,869	296,036
Series K110, Class X1, 1.70%, 04/25/30(b)	1,201	131,007
Series K113, Class X1, 1.39%, 06/25/30(b)	4,900	453,762
Series K115, Class X1, 1.33%, 06/25/30(b)	5,927	531,264
Series K116, Class X1, 1.43%, 07/25/30(b)	2,089	197,689
Series K119, Class X1, 0.93%, 09/25/30(b)	3,315	213,493

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Freddie Mac
Series K120, Class X1, 1.04%, 10/25/30(b)	USD 16,885	$1,198,997
Series K122, Class X1, 0.88%, 11/25/30(b)	5,075	311,720
Ginnie Mae
Series 2016-105, Class IO, 0.77%, 10/16/57(b)	10,224	352,457
Series 2016-151, Class IO, 0.91%, 06/16/58(b)	25,648	1,164,869
Series 2016-45, Class IO, 0.81%, 02/16/58(b)	6,449	266,687
Series 2017-61, Class IO, 0.77%, 05/16/59(b)	1,762	80,260
Series 2017-64, Class IO, 0.74%, 11/16/57(b)	7,145	336,443

		7,981,987

Mortgage-Backed Securities — 150.5%
Fannie Mae Mortgage-Backed Securities
1.50%, 11/01/41 - 12/01/41	36,476	33,064,412
2.00%, 10/01/31 - 02/01/52	65,837	61,409,204
2.50%, 09/01/27 - 02/01/52	61,881	60,099,271
3.00%, 04/01/28 - 03/01/52	33,963	33,855,214
3.50%, 03/01/29 - 04/01/52(d)	47,161	47,695,690
4.00%, 02/01/31 - 05/01/52	35,705	36,634,855
4.50%, 05/01/24 - 01/01/51(d)	22,259	23,276,597
5.00%, 02/01/35 - 01/01/49	7,701	8,280,690
5.50%, 05/01/34 - 05/01/44	3,307	3,599,215
6.00%, 02/01/38 - 07/01/41	2,048	2,285,243
6.50%, 07/01/37 - 01/01/38	30	31,672
Freddie Mac Mortgage-Backed Securities
2.00%, 02/01/42 - 02/01/52	37,515	34,967,741
2.50%, 02/01/30 - 01/01/52(d)	47,634	45,768,461
3.00%, 09/01/27 - 02/01/52	37,222	36,867,467
3.50%, 02/01/31 - 02/01/52	25,633	26,015,895
4.00%, 08/01/40 - 06/01/50(d)	24,615	25,554,434
4.50%, 05/01/24 - 01/01/51	1,175	1,236,146
5.00%, 05/01/28 - 03/01/49	3,364	3,619,036
5.50%, 01/01/28 - 06/01/41	766	839,606
6.00%, 08/01/28 - 11/01/39	350	390,793
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 04/15/52(e)	62,756	59,761,595
2.50%, 10/20/51 - 04/15/52(d)(e)	95,090	92,250,071
3.00%, 12/20/44 - 04/15/52(d)(e)	66,853	66,057,193
3.50%, 01/15/42 - 04/15/52(e)	37,851	38,198,796
4.00%, 04/20/39 - 04/15/52(d)(e)	31,402	32,278,822
4.50%, 09/20/39 - 08/20/50	6,973	7,354,997
5.00%, 07/15/33 - 04/15/52(e)	11,759	12,334,988
5.50%, 07/15/38 - 12/20/41	501	555,463
Uniform Mortgage-Backed Securities
1.50%, 04/01/37 - 04/01/52(e)	85,197	78,035,837
2.00%, 04/01/37 - 04/01/52(e)	294,354	275,360,865
2.50%, 04/01/37 - 04/01/52(e)	179,868	171,657,861
3.00%, 04/01/37 - 04/01/52(e)	105,287	102,995,339
3.50%, 04/01/37 - 04/01/52(e)	45,001	45,056,185
4.00%, 04/01/52(e)	214,652	218,839,658
4.50%, 04/01/52(e)	827	857,082
5.00%, 04/01/52(e)	7,561	7,954,704

		1,695,041,098

Total U.S. Government Sponsored Agency Securities — 155.4% (Cost: $1,801,306,806)		1,750,127,974

Total Long-Term Investments — 173.2% (Cost: $2,009,089,782)		1,950,531,466

Short-Term Securities

Certificates of Deposit — 28.2%
Bank of Nova Scotia, Houston, 0.20%, 09/23/22	37,300	37,085,104

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit (continued)
Mizuho Bank Ltd., New York, 0.17%, 06/17/22	USD 37,300	$37,246,537
MUFG Bank Ltd., New York, 0.21%, 09/20/22	37,700	37,501,168
Natixis, New York, 0.30%, 10/20/22	38,200	37,940,490
Royal Bank of Canada, New York
0.20%, 09/23/22	37,500	37,270,726
0.27%, 10/20/22	38,000	37,732,772
Toronto-Dominion Bank, New York
0.20%, 09/23/22	37,700	37,472,235
0.27%, 10/20/22	30,500	30,281,955
Westpac Banking Corporation, New York, 0.27%, 10/20/22	25,000	24,823,634

		317,354,621

	Shares

Money Market Funds — 0.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.12%(f)	5,806,823	5,806,823

	Par (000)

U.S. Treasury Obligations(g) — 5.3%
U.S. Treasury Bills
0.51%, 06/30/22	USD 105	104,866
0.28%, 07/14/22	44,022	43,944,741
0.35%, 07/21/22	8,878	8,859,933
0.41%, 07/28/22	6,320	6,304,360

		59,213,900

Total Short-Term Securities — 34.0% (Cost: $384,278,805)		382,375,344

Total Investments Before TBA Sale Commitments — 207.2% (Cost: $2,393,368,587)		2,332,906,810

TBA Sale Commitments(e)

Mortgage-Backed Securities — (53.4)%
Ginnie Mae Mortgage-Backed Securities 2.00%, 04/15/52	(3,697)	(3,516,771)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
2.50%, 04/15/52	USD (32,518)	$(31,538,649)
3.00%, 04/15/52	(27,462)	(27,139,107)
3.50%, 04/15/52	(3,727)	(3,747,382)
4.00%, 04/15/52	(4,776)	(4,869,706)
4.50%, 04/15/52	(4,147)	(4,286,961)
5.00%, 04/15/52	(6,049)	(6,322,845)
Uniform Mortgage-Backed Securities
1.50%, 04/01/37 - 04/01/52	(54,749)	(49,999,970)
2.00%, 04/01/37 - 04/01/52	(133,974)	(125,811,862)
2.50%, 04/01/37 - 04/01/52	(79,825)	(76,215,612)
3.00%, 04/01/37 - 04/01/52	(89,768)	(87,828,235)
3.50%, 04/01/37 - 04/01/52	(23,543)	(23,597,641)
4.00%, 04/01/52	(140,576)	(143,291,336)
4.50%, 04/01/52	(12,304)	(12,741,635)

Total TBA Sale Commitments — (53.4)% (Proceeds: $(604,838,717))		(600,907,712)

Total Investments — 153.8% (Cost: $1,788,529,870)		1,731,999,098

Liabilities in Excess of Other Assets — (53.8)%		(605,803,725)

Net Assets — 100.0%		$1,126,195,373

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	33	06/21/22	$4,952	$(91,656)

Short Contracts
Euro Dollar	17	06/13/22	4,185	46,113
U.S. Treasury Notes (10 Year)	596	06/21/22	73,233	16,971
U.S. Ultra Treasury Notes (10 Year)	37	06/21/22	5,012	96,915
U.S. Treasury Notes (2 Year)	288	06/30/22	61,034	821,322
U.S. Treasury Notes (5 Year)	439	06/30/22	50,348	1,086,654
Euro Dollar	17	09/19/22	4,157	70,352
Euro Dollar	17	12/19/22	4,137	81,576

				2,219,903

				$2,128,247

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination Date	Notional		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Date		Amount (000)
1.68%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	06/24/22	USD	15,500	$(91,633)	$—	$(91,633)
1.72%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	06/26/22	USD	4,400	(26,850)	—	(26,850)
1.84%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	07/18/22	USD	8,000	(47,542)	—	(47,542)
3-month LIBOR, 0.96%	Quarterly	1.62%	Semi-Annual	N/A	07/21/22	USD	20,000	95,318	—	95,318
3-month LIBOR, 0.96%	Quarterly	1.63%	Semi-Annual	N/A	07/21/22	USD	8,000	38,605	—	38,605
1.81%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	07/25/22	USD	4,500	(25,384)	—	(25,384)
1.78%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	07/26/22	USD	9,700	(53,085)	—	(53,085)
3-month LIBOR, 0.96%	Quarterly	1.60%	Semi-Annual	N/A	08/04/22	USD	18,700	78,448	—	78,448
1.53%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	08/08/22	USD	15,500	(57,507)	—	(57,507)
3-month LIBOR, 0.96%	Quarterly	1.42%	Semi-Annual	N/A	09/10/22	USD	5,300	7,869	—	7,869
1-day Overnight Fed Funds Effective Rate, 0.33%	At Termination	1.24%	At Termination	07/27/22(a)	09/21/22	USD	226,562	(115,409)	—	(115,409)
0.05%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	N/A	10/21/22	USD	308	1,887	—	1,887
SOFR, 0.29%	Quarterly	0.05%	Quarterly	N/A	10/21/22	USD	308	(1,871)	—	(1,871)
0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	N/A	10/21/25	USD	232	17,306	—	17,306
SOFR, 0.29%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	232	(17,205)	—	(17,205)
1.61%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	10/01/29	USD	6,300	313,995	—	313,995
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	N/A	10/21/30	USD	83	10,268	—	10,268
SOFR, 0.29%	Quarterly	0.53%	Quarterly	N/A	10/21/30	USD	83	(10,312)	—	(10,312)

								$116,898	$—	$116,898

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$440,621	$180,715	$259,906
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	462,652	199,046	263,606

							$903,273	$379,761	$523,512

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	8,000	$(812,068)	$(909,335)	$97,267
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	10,400	(1,055,688)	(448,044)	(607,644)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,398	(487,379)	(303,885)	(183,494)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(415,893)	(261,326)	(154,567)

								$(2,771,028)	$(1,922,590)	$(848,438)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$563,696	$(446,798)
OTC Swaps	379,761	(1,922,590)	620,779	(945,705)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,219,903	$—	$2,219,903
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	563,696	—	563,696
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,000,540	—	—	—	—	1,000,540

	$—	$1,000,540	$—	$—	$2,783,599	$—	$3,784,139

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$91,656	$—	$91,656
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	446,798	—	446,798
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,868,295	—	—	—	—	2,868,295

	$—	$2,868,295	$—	$—	$538,454	$—	$3,406,749

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio

For the period ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,559,055	$—	$3,559,055
Options purchased(a)	—	—	—	—	61,150	—	61,150
Options written	—	—	—	—	774,626	—	774,626
Swaps	—	358,204	—	—	—	—	358,204

	$—	$358,204	$—	$—	$4,394,831	$—	$4,753,035

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$2,000,277	$—	$2,000,277
Options written	—	—	—	—	(20,148)	—	(20,148)
Swaps	—	109,145	—	—	380,623	—	489,768

	$—	$109,145	$—	$—	$2,360,752	$—	$2,469,897

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,030,539
Average notional value of contracts — short	$151,929,310
Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$13,235
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$26,550,375
Interest rate swaps
Average notional value — pays fixed rate	$109,263,574
Average notional value — received fixed rate	$65,023,074

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$23,931	$90,589
Swaps — centrally cleared	—	150,616
Swaps — OTC(a)	1,000,540	2,868,295

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,024,471	$3,109,500

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(23,931)	(241,205)

Total derivative assets and liabilities subject to an MNA	$1,000,540	$2,868,295

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series M Portfolio

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$97,267	$(97,267)	$—	$—	$—
Goldman Sachs International	903,273	(903,273)	—	—	—

	$1,000,540	$(1,000,540)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Deutsche Bank AG	$909,335	$(97,267)	$—	$(812,068)	$—
Goldman Sachs International	1,543,067	(903,273)	—	(639,794)	—
J.P. Morgan Securities LLC	415,893	—	—	(415,893)	—

	$2,868,295	$(1,000,540)	$—	$(1,867,755)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$138,473	$—	$138,473
Non-Agency Mortgage-Backed Securities	—	199,867,619	397,400	200,265,019
U.S. Government Sponsored Agency Securities	—	1,748,963,909	1,164,065	1,750,127,974
Short-Term Securities
Certificates of Deposit	—	317,354,621	—	317,354,621
Money Market Funds	5,806,823	—	—	5,806,823
U.S. Treasury Obligations	—	59,213,900	—	59,213,900
Liabilities
TBA Sale Commitments	—	(600,907,712)	—	(600,907,712)

	$5,806,823	$1,724,630,810	$1,561,465	$1,731,999,098

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$620,779	$—	$620,779
Interest Rate Contracts	2,219,903	563,696	—	2,783,599
Liabilities
Credit Contracts	—	(945,705)	—	(945,705)
Interest Rate Contracts	(91,656)	(446,798)	—	(538,454)

	$2,128,247	$(208,028)	$—	$1,920,219

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments March 31, 2022	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 21.5%
BATS: Series S Portfolio(a)	1,263,569	$11,725,920

Total Investments — 21.5% (Cost: $12,137,299)		11,725,920

Other Assets Less Liabilities — 78.5%		42,845,557

Net Assets — 100.0%		$54,571,477

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/22	Shares Held at 03/31/22	Income	Capital Gain Distributions from Underlying Funds
BATS: Series S Portfolio	$15,524,886	$—	$(3,205,400)	$(28,931)	$(564,635)	$11,725,920	1,263,569	$231,396	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	1	06/21/22	$177	$(7,313)
U.S. Treasury Notes (5 Year)	18	06/30/22	2,064	(8,194)

				(15,507)

Short Contracts
U.S. Treasury Bonds (30 Year)	2	06/21/22	300	8,944
U.S. Treasury Notes (10 Year)	211	06/21/22	25,927	727,573
U.S. Ultra Treasury Notes (10 Year)	244	06/21/22	33,054	1,072,113
U.S. Treasury Notes (2 Year)	29	06/30/22	6,146	77,806

				1,886,436

				$1,870,929

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.05%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	10/21/22	USD	3,287	$20,135	$—	$20,135
SOFR, 0.29%	Quarterly	0.05%	Quarterly	10/21/22	USD	3,287	(19,964)	—	(19,964)
0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	10/21/25	USD	3,167	236,665	—	236,665
SOFR, 0.29%	Quarterly	0.17%	Quarterly	10/21/25	USD	3,167	(235,294)	—	(235,294)
2.90%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	11/15/27	USD	2	(65)	—	(65)
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	10/21/30	USD	336	41,412	—	41,412
SOFR, 0.29%	Quarterly	0.53%	Quarterly	10/21/30	USD	336	(41,591)	—	(41,591)
0.75%	Quarterly	SOFR, 0.29%	Quarterly	10/21/35	USD	22	3,505	—	3,505

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	0.79%	Quarterly	10/21/35	USD	22	$(3,407)	$—	$(3,407)
0.84%	Quarterly	SOFR, 0.29%	Quarterly	10/21/40	USD	39	7,549	—	7,549
1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	0.91%	Quarterly	10/21/40	USD	39	(7,204)	—	(7,204)
0.91%	Quarterly	SOFR, 0.29%	Quarterly	10/21/50	USD	22	5,133	—	5,133
1-day Overnight Fed Funds Effective Rate, 0.33%	Quarterly	0.99%	Quarterly	10/21/50	USD	22	(4,756)	—	(4,756)

							$2,118	$—	$2,118

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$314,399	$(312,281)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,886,436	$—	$1,886,436
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	314,399	—	314,399

	$—	$—	$—	$—	$2,200,835	$—	$2,200,835

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$15,507	$—	$15,507
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	312,281	—	312,281

	$—	$—	$—	$—	$327,788	$—	$327,788

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2022	BATS: Series P Portfolio

For the year ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,475,395	$—	$1,475,395
Swaps	—	—	—	—	(5,013,456)	—	(5,013,456)

	$—	$—	$—	$—	$(3,538,061)	$—	$(3,538,061)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,597,810	$—	$1,597,810
Swaps	—	—	—	—	3,920,219	—	3,920,219

	$—	$—	$—	$—	$5,518,029	$—	$5,518,029

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,131,098
Average notional value of contracts — short	$62,887,002
Interest rate swaps
Average notional value — pays fixed rate	$6,873,052
Average notional value — received fixed rate	$6,875,052

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$11,725,920	$—	$—	$11,725,920
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,886,436	$314,399	$—	$2,200,835
Liabilities
Interest Rate Contracts	(15,507)	(312,281)	—	(327,788)

	$1,870,929	$2,118	$—	$1,873,047

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 1.54%, 01/15/33(a)(b)	USD	250	$248,557
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/26		3,660	3,489,524
Series 2022-1, Class A, 2.21%, 03/15/27		1,711	1,678,161
AmeriCredit Automobile Receivables Trust
Series 2021-1, Class A3, 0.37%, 08/18/25		1,650	1,630,003
Series 2021-3, Class A3, 0.76%, 08/18/26		1,400	1,353,427
Series 2022-1, Class A3, 2.45%, 11/18/26		797	786,999
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 1.37%, 01/28/31(a)(b)		470	467,223
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.10%), 1.50%, 05/15/36(a)(b)		500	494,375
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 08/15/28(a)		210	208,963
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.76%, 11/21/30(a)(b)		800	792,153
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, (3 mo. LIBOR US + 1.00%), 1.25%, 07/20/29(a)(b)		1,016	1,012,527
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 1.35%, 01/20/31(a)(b)		500	497,131
Birch Grove CLO 2 Ltd., Series 2021-2A, Class B, (3 mo. LIBOR US + 1.75%), 2.00%, 10/19/34(a)(b)		250	246,992
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 2.01%, 07/25/34(a)(b)		250	247,440
BMW Vehicle Lease Trust, Series 2021-1, Class A2, 0.20%, 03/27/23		829	827,756
BMW Vehicle Owner Trust, Series 2019-A, Class A4, 1.95%, 01/26/26		1,290	1,287,046
Capital One Multi-Asset Execution Trust, Series 2022- A1, Class A1, 2.80%, 03/15/27		3,331	3,317,786
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		1,220	1,190,534
Series 2021-2, Class A3, 0.52%, 02/17/26		910	877,836
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 1.25%, 01/20/31(a)(b)		1,500	1,489,242
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 1.38%, 01/20/31(a)(b)		875	859,687
CIFC Funding Ltd., Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 1.46%, 10/22/31(a)(b)		1,000	996,039
CNH Equipment Trust, Series 2019-B, Class A3, 2.52%, 08/15/24		579	581,302
College Ave Student Loans LLC
Series 2021-B, Class A1, (1 mo. LIBOR US + 0.80%), 1.26%, 06/25/52(a)(b)		268	263,389
Series 2021-C, Class B, 2.72%, 07/26/55(a)		100	93,873
Credit Acceptance Auto Loan Trust
Series 2019-3A, Class A, 2.38%, 11/15/28(a)		336	336,413
Series 2020-1A, Class A, 2.01%, 02/15/29(a)		1,136	1,136,485
Series 2020-2A, Class A, 1.37%, 07/16/29(a)		250	247,593
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		970	937,973
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 1.87%, 10/15/36(a)(b)		250	247,955

Security		Par (000)	Value

Asset-Backed Securities (continued)
Discover Card Execution Notes Trust, Series 2017-A5, Class A5, (1 mo. LIBOR US + 0.60%), 1.00%, 12/15/26(b)	USD	925	$931,097
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		975	956,349
Drive Auto Receivables Trust
Series 2021-1, Class A3, 0.44%, 11/15/24		487	486,194
Series 2021-3, Class A3, 0.79%, 10/15/25		1,400	1,373,293
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 1.29%, 04/20/34(a)(b)		1,000	988,846
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 1.94%, 10/15/30(a)(b)		700	694,212
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		95	87,502
Enterprise Fleet Financing LLC
Series 2019-1, Class A2, 2.98%, 10/20/24(a)		73	72,734
Series 2020-1, Class A2, 1.78%, 12/22/25(a)		760	759,500
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		922	902,810
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	389,579
Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.30%, 08/15/25	USD	550	536,927
FS Rialto Issuer Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.22%), 1.65%, 05/16/38(a)(b)		310	305,546
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3 mo. LIBOR US + 1.40%), 1.66%, 07/24/30(a)(b)		250	246,928
Generate CLO 2 Ltd., Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 1.41%, 01/22/31(a)(b)		1,500	1,494,048
GM Financial Consumer Automobile Receivables Trust, Series 2022-1, Class A4, 1.51%, 04/17/28		277	264,568
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		238	215,072
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		145	132,944
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)		122	114,391
Honda Auto Receivables Owner Trust
Series 2019-3, Class A4, 1.85%, 08/15/25		790	790,059
Series 2019-4, Class A4, 1.87%, 01/20/26		500	498,882
Series 2020-1, Class A4, 1.63%, 10/21/26		900	890,956
Series 2021-1, Class A3, 0.27%, 04/21/25		1,030	1,008,477
Hyundai Auto Receivables Trust, Series 2021-C, Class A3, 0.74%, 05/15/26		700	672,511
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3 mo. LIBOR US + 1.80%), 2.06%, 07/25/34(a)(b)		250	247,662
John Deere Owner Trust, Series 2021-A, Class A2, 0.20%, 12/15/23		1,169	1,164,743
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(a)		330	298,377
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 1.70%, 07/15/36(a)(b)		220	217,810
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 08/21/34(a)		284	273,044
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	127,961
Mosaic Solar Loan Trust, Series 2022-1A, Class A, 2.64%, 01/20/53(a)		229	215,897
Navient Private Education Loan Trust, Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		1,154	1,082,367
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		416	413,370
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		144	142,752

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust
Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.90%), 1.30%, 11/15/68(a)(b)	USD	1,841	$1,828,968
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)		492	482,321
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		625	608,066
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		875	854,445
Series 2021-A, Class A, 0.84%, 05/15/69(a)		101	96,499
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		593	560,303
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 1.26%, 04/15/60(a)(b)		597	579,176
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		886	832,367
Series 2021-CA, Class AFL, (1 mo. LIBOR US + 0.74%), 1.19%, 04/20/62(a)(b)		674	665,715
OCP CLO Ltd., Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 1.95%, 10/20/34(a)(b)		250	246,375
Octagon 56 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.65%), 1.77%, 10/15/34(a)(b)		300	296,353
OneMain Direct Auto Receivables Trust, Series 2021- 1A, Class A, 0.87%, 07/14/28(a)		1,990	1,895,675
OZLM XXII Ltd., Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 1.74%, 01/17/31(a)(b)		250	246,513
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 1.37%, 01/17/31(a)(b)		1,250	1,243,125
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 1.34%, 07/16/31(a)(b)		250	248,280
Park Avenue Institutional Advisers CLO Ltd.,
Series 2018-1A, Class A1AR, (3 mo. LIBOR US + 1.00%), 1.25%, 10/20/31(a)(b)		750	742,881
PFS Financing Corp.
Series 2020-A, Class A, 1.27%, 06/15/25(a)		1,000	985,190
Series 2020-B, Class A, 1.21%, 06/15/24(a)		930	929,461
Series 2020-F, Class A, 0.93%, 08/15/24(a)		153	152,464
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	354,619
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	218,342
Pikes Peak CLO 8, Series 2021-8A, Class B, (3 mo. LIBOR US + 1.75%), 2.00%, 07/20/34(a)(b)		250	247,520
Prodigy Finance DAC, Series 2021-1A, Class A, (1 mo. LIBOR US + 1.25%), 1.71%, 07/25/51(a)(b)		173	173,140
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)		527	491,523
Regional Management Issuance Trust
Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	389,966
Series 2022-1, Class B, 3.71%, 03/15/32(a)		100	96,998
Santander Drive Auto Receivables Trust
Series 2021-1, Class A3, 0.32%, 09/16/24		968	966,977
Series 2021-4, Class A3, 0.51%, 08/15/25		564	555,178
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.55%), 1.01%, 06/25/43(b)		211	207,611
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1 mo. LIBOR US + 1.50%), 1.90%, 05/15/31(a)(b)		642	643,191
Series 2016-B, Class A2B, (1 mo. LIBOR US + 1.45%), 1.85%, 02/17/32(a)(b)		658	658,443
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 1.30%, 09/15/34(a)(b)		1,497	1,500,760
Series 2019-B, Class A2B, (1 mo. LIBOR US + 1.00%), 1.40%, 06/15/37(a)(b)		1,074	1,083,332
Series 2021-A, Class A2A1, (1 mo. LIBOR US + 0.73%), 1.13%, 01/15/53(a)(b)		1,200	1,182,394
Series 2021-A, Class APL, 0.00%, 01/15/53(a)		1,552	1,531,859

Security		Par (000)	Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust
Series 2022-A, Class APT, 2.85%, 11/16/54(a)	USD	1,000	$965,942
SoFi Professional Loan Program LLC
Series 2016-C, Class A2B, 2.36%, 12/27/32(a)		8	7,993
Series 2016-D, Class A2B, 2.34%, 04/25/33(a)		18	17,829
Series 2016-E, Class A2B, 2.49%, 01/25/36(a)		8	7,879
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		330	325,282
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		424	415,310
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 1.36%, 01/15/34(a)(b)		1,000	987,353
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,414,746
Toyota Lease Owner Trust, Series 2021-A, Class A2, 0.27%, 09/20/23(a)		393	391,114
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		497	497,103
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 06/22/26		1,223	1,182,109
Voya CLO Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 1.39%, 10/15/31(a)(b)		1,000	995,053
Westlake Automobile Receivables Trust, Series 2021-1A, Class A2A, 0.39%, 10/15/24(a)		696	691,175

Total Asset-Backed Securities — 19.5% (Cost: $80,972,166)			79,536,710

Corporate Bonds

Aerospace & Defense — 0.2%
Boeing Co.
2.80%, 03/01/23		450	452,222
2.20%, 02/04/26		200	189,083
Raytheon Technologies Corp., 3.65%, 08/16/23		30	30,389

			671,694

Automobiles — 0.6%
Daimler Finance North America LLC, 1.45%, 03/02/26(a)		315	293,144
Daimler Trucks Finance North America LLC, 2.00%, 12/14/26(a)		150	139,720
Nissan Motor Co. Ltd., 3.52%, 09/17/25(a)		1,945	1,906,201

			2,339,065

Banks — 9.4%
Banco de Credito del Peru S.A., 3.13%, 07/01/30(a)		169	158,184
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24(a)		161	162,843
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95%, 10/01/28(a)		212	215,354
Banco Santander SA, 2.75%, 05/28/25		600	584,679
Bank Leumi Le-Israel BM, 3.28%, 01/29/31(a)(c)		200	187,250
Bank of America Corp.
3.00%, 12/20/23		2,475	2,481,249
3.55%, 03/05/24		2,340	2,353,360
1.84%, 02/04/25		500	488,865
0.98%, 09/25/25		1,600	1,516,495
1.53%, 12/06/25		1,610	1,539,641
1.32%, 06/19/26		234	219,298
1.20%, 10/24/26		770	711,622
Barclays PLC
1.01%, 12/10/24		1,200	1,152,084
3.65%, 03/16/25		540	541,000

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
BPCE SA, 2.05%, 10/19/27(a)	USD	295	$271,371
Citigroup, Inc.
2.88%, 07/24/23		1,975	1,977,703
0.98%, 05/01/25		1,150	1,096,269
3.29%, 03/17/26		490	488,347
3.11%, 04/08/26		1,900	1,883,851
1.46%, 06/09/27		1,000	918,388
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)		270	252,000
Credit Agricole SA, 1.25%, 01/26/27(a)		250	227,444
Danske Bank A/S, 1.62%, 09/11/26(a)		805	744,374
Discover Bank, 2.45%, 09/12/24		250	245,604
DNB Bank ASA, 1.13%, 09/16/26(a)		525	480,165
HSBC Holdings PLC
3.00%, 03/10/26		420	411,792
2.25%, 11/22/27		865	805,952
ING Groep NV, 1.73%, 04/01/27		280	258,256
JPMorgan Chase & Co.
1.51%, 06/01/24		3,300	3,255,355
3.80%, 07/23/24		632	639,192
4.02%, 12/05/24		1,975	2,006,617
2.30%, 10/15/25		940	920,623
2.60%, 02/24/26		900	882,652
2.08%, 04/22/26		241	232,566
1.05%, 11/19/26		900	830,946
1.58%, 04/22/27		540	502,944
Mitsubishi UFJ Financial Group, Inc., 1.41%, 07/17/25		965	904,057
Mizuho Financial Group, Inc., 1.23%, 05/22/27		200	181,932
NatWest Group PLC
3.88%, 09/12/23		305	308,123
2.36%, 05/22/24		645	639,760
1.64%, 06/14/27		595	543,960
NatWest Markets PLC, 1.60%, 09/29/26(a)		650	595,257
Nordea Bank Abp, 1.50%, 09/30/26(a)		850	780,373
Standard Chartered PLC, 0.99%, 01/12/25(a)		535	511,076
Sumitomo Mitsui Financial Group, Inc., 0.95%, 01/12/26		825	754,324
U.S. Bancorp, 2.22%, 01/27/28		600	573,087
UniCredit SpA, 2.57%, 09/22/26(a)		570	526,623
Wells Fargo & Co., 3.53%, 03/24/28		505	503,986

			38,466,893

Biotechnology — 0.9%
AbbVie, Inc.
2.60%, 11/21/24		1,960	1,946,443
2.95%, 11/21/26		575	569,595
Gilead Sciences, Inc., 3.65%, 03/01/26		1,000	1,017,010

			3,533,048

Capital Markets — 3.6%
Blackstone Private Credit Fund
3.25%, 03/15/27(a)		800	733,174
4.00%, 01/15/29(a)		305	282,374
Charles Schwab Corp, 2.45%, 03/03/27		345	334,916
Credit Suisse AG, 2.95%, 04/09/25		1,000	989,013
Credit Suisse Group AG, 2.59%, 09/11/25(a)		640	618,246
Deutsche Bank AG
1.45%, 04/01/25		345	329,498
2.55%, 01/07/28		680	627,329
Goldman Sachs Group, Inc.
4.00%, 03/03/24		600	612,258
0.66%, 09/10/24		620	599,653
3.50%, 01/23/25		450	453,775
3.27%, 09/29/25		1,410	1,412,669
2.64%, 02/24/28		410	392,012

Security		Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc.
Series VAR, 1.09%, 12/09/26	USD	500	$457,819
Morgan Stanley
3.13%, 01/23/23		170	171,647
0.53%, 01/25/24		285	280,363
0.73%, 04/05/24		70	68,557
3.74%, 04/24/24		205	207,029
0.79%, 01/22/25		1,100	1,055,964
0.79%, 05/30/25		500	475,017
2.72%, 07/22/25		1,000	989,971
3.13%, 07/27/26		750	743,528
2.48%, 01/21/28		585	557,694
UBS Group AG
3.49%, 05/23/23(a)		765	766,096
2.86%, 08/15/23(a)		1,100	1,101,652
1.01%, 07/30/24(a)		645	627,425

			14,887,679

Chemicals — 0.5%
DuPont de Nemours, Inc., 4.21%, 11/15/23		1,030	1,053,981
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(a)		455	421,203
LYB International Finance III LLC, 1.25%, 10/01/25		491	454,465

			1,929,649

Commercial Services & Supplies — 0.2%
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25		640	623,436
Republic Services, Inc., 0.88%, 11/15/25		365	335,726

			959,162

Consumer Finance — 1.7%
American Express Co., 2.55%, 03/04/27		655	636,872
Capital One Financial Corp.
3.90%, 01/29/24		400	406,248
3.20%, 02/05/25		400	400,357
2.64%, 03/03/26		1,450	1,418,826
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	514,265
General Motors Financial Co., Inc.
2.90%, 02/26/25		600	586,063
1.50%, 06/10/26		1,400	1,279,172
2.35%, 02/26/27		700	652,823
Hyundai Capital America, 1.65%, 09/17/26(a)		415	378,271
Nissan Motor Acceptance Co. LLC, 2.00%, 03/09/26(a)		600	548,884
Synchrony Financial, 2.85%, 07/25/22		280	280,769

			7,102,550

Containers & Packaging — 0.1%
Sonoco Products Co., 2.25%, 02/01/27		325	307,719

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24		250	243,133
3.50%, 01/15/25		450	442,109
2.45%, 10/29/26		510	471,726
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		640	578,871
LSEGA Financing PLC, 1.38%, 04/06/26(a)		500	460,099

			2,195,938

Diversified Telecommunication Services — 0.7%
AT&T Inc.
1.70%, 03/25/26		1,265	1,197,557
2.30%, 06/01/27		885	843,204
Verizon Communications, Inc.
2.10%, 03/22/28		105	97,868

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
3.88%, 02/08/29	USD	195	$202,866
1.75%, 01/20/31		700	610,309

			2,951,804

Electric Utilities — 1.2%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)		200	180,743
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(a)		200	188,500
Enel Finance International NV, 1.38%, 07/12/26(a)		570	523,200
Eversource Energy, 2.90%, 03/01/27		400	391,953
Exelon Corp., 2.75%, 03/15/27(a)		170	165,643
FirstEnergy Corp., Series A, 3.35%, 07/15/22		159	158,801
Kallpa Generacion SA, 4.13%, 08/16/27(a)		200	199,225
NextEra Energy Capital Holdings, Inc., 1.88%, 01/15/27		550	515,809
Pacific Gas & Electric Co.
1.37%, 03/10/23		2,520	2,475,623
3.45%, 07/01/25		255	248,740

			5,048,237

Energy Equipment & Services — 0.1%
Halliburton Co., 3.50%, 08/01/23		47	47,426
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25		360	341,535

			388,961

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.
3.00%, 06/15/23		82	82,261
2.40%, 03/15/25		1,405	1,367,289
1.60%, 04/15/26		600	556,107
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29(a)		200	200,350
Crown Castle International Corp.
1.35%, 07/15/25		1,050	978,882
3.70%, 06/15/26		500	503,169
Equinix, Inc., 1.25%, 07/15/25		1,475	1,375,124
Healthpeak Properties, Inc., 1.35%, 02/01/27		220	201,906

			5,265,088

Food & Staples Retailing — 0.5%
7-Eleven, Inc.
0.80%, 02/10/24(a)		1,394	1,339,128
0.95%, 02/10/26(a)		125	113,609
CVS Health Corp., 1.30%, 08/21/27		610	554,672

			2,007,409

Food Products — 0.1%
Grupo Bimbo SAB de CV, 4.00%, 09/06/49(a)		200	186,038
Kraft Heinz Foods Co., 3.88%, 05/15/27		267	271,404

			457,442

Health Care Providers & Services — 0.8%
Anthem, Inc.
2.95%, 12/01/22		50	50,345
2.38%, 01/15/25		1,220	1,202,891
GSK Consumer Healthcare Capital UK PLC, 3.13%, 03/24/25(a)		1,200	1,196,266
HCA, Inc.
5.25%, 04/15/25		400	421,125
3.13%, 03/15/27(a)		305	298,013
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	107,409

			3,276,049

Security		Par (000)	Value

Household Durables — 0.0%
DR Horton, Inc., 1.30%, 10/15/26	USD	245	$222,642

Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 1.00%, 09/15/25		465	431,423

Insurance — 0.5%
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27		315	308,154
MassMutual Global Funding II, 2.80%, 03/21/25(a)		829	822,479
Metropolitan Life Global Funding I, 2.80%, 03/21/25(a)		795	788,830

			1,919,463

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22		300	300,192

IT Services — 0.8%
Fidelity National Information Services, Inc., 1.15%, 03/01/26		380	348,750
Fiserv, Inc., 2.75%, 07/01/24		1,635	1,629,966
Global Payments, Inc.
1.20%, 03/01/26		800	737,017
2.15%, 01/15/27		215	201,794
International Business Machines Corp., 2.20%, 02/09/27		260	251,098

			3,168,625

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25		1,155	1,197,748
Series USD, 4.50%, 02/01/24		2,500	2,557,086

			3,754,834

Metals & Mining — 0.1%
Antofagasta PLC, 2.38%, 10/14/30(a)		200	176,287
GUSAP III LP, 4.25%, 01/21/30(a)		200	200,600
Metalloinvest Finance DAC, 3.38%, 10/22/28(a)		228	45,600
Nucor Corp., 2.00%, 06/01/25		90	87,119
Steel Dynamics, Inc., 2.40%, 06/15/25		25	24,167
Vale Overseas Ltd.
3.75%, 07/08/30		29	27,884
6.88%, 11/10/39		22	26,718

			588,375

Multi-Utilities — 0.6%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		245	247,719
ONE Gas, Inc., 1.10%, 03/11/24		1,900	1,832,732
Sempra Energy, 3.30%, 04/01/25		320	320,507

			2,400,958

Oil, Gas & Consumable Fuels — 1.2%
Canadian Natural Resources Ltd., 2.95%, 01/15/23		125	125,609
Enbridge, Inc.
2.90%, 07/15/22		225	225,569
2.50%, 02/14/25		670	654,930
Energy Transfer LP
3.60%, 02/01/23		150	150,864
4.50%, 04/15/24		500	511,584
2.90%, 05/15/25		360	352,134
Galaxy Pipeline Assets BidCo. Ltd., 2.94%, 09/30/40(a)		197	177,361
Kinder Morgan, Inc., 4.30%, 06/01/25		800	821,675
Marathon Petroleum Corp., 4.70%, 05/01/25		235	244,206
MPLX LP, 1.75%, 03/01/26		655	613,754
Pioneer Natural Resources Co., 1.13%, 01/15/26		310	287,492
Raizen Fuels Finance SA, 5.30%, 01/20/27(a)		200	206,475
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		500	523,319

			4,894,972

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Paper & Forest Products — 0.2%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30(a)	USD	200	$200,225
Fibria Overseas Finance Ltd., 5.50%, 01/17/27		26	27,397
Inversiones CMPC SA, 4.38%, 04/04/27(a)		200	208,500
Suzano Austria GmbH
5.75%, 07/14/26(a)		200	214,500
3.75%, 01/15/31		29	27,159

			677,781

Road & Rail — 0.9%
Canadian Pacific Railway Co., 1.75%, 12/02/26		245	230,783
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 03/14/23(a)		505	507,246
1.20%, 11/15/25(a)		1,430	1,312,469
Ryder System, Inc.
3.65%, 03/18/24		750	757,959
2.85%, 03/01/27		370	358,779
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26(a)		570	509,310
2.30%, 06/15/28(a)		200	177,242

			3,853,788

Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		1,200	1,208,022
Broadcom, Inc., 3.63%, 10/15/24		1,515	1,534,862
NXP BV/NXP Funding LLC, 4.88%, 03/01/24(a)		1,800	1,850,112
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)		1,465	1,420,867

			6,013,863

Software — 0.9%
Oracle Corp., 1.65%, 03/25/26		1,375	1,282,195
VMware, Inc., 1.40%, 08/15/26		2,280	2,093,156
Workday, Inc., 3.50%, 04/01/27		200	199,948

			3,575,299

Specialty Retail — 0.2%
Home Depot, Inc., 2.88%, 04/15/27		230	229,136
Lowe’s Cos., Inc., 3.35%, 04/01/27		460	462,689

			691,825

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 4.00%, 07/15/24		385	393,286

Tobacco — 0.7%
Altria Group, Inc., 2.35%, 05/06/25		260	252,526
BAT Capital Corp., 2.79%, 09/06/24		700	690,803
BAT International Finance PLC, 1.67%, 03/25/26		2,095	1,922,389

			2,865,718

Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.63%, 07/01/22		650	650,515
2.30%, 02/01/25		240	230,849
1.88%, 08/15/26		285	262,545

			1,143,909

Wireless Telecommunication Services — 0.6%
Bharti Airtel Ltd., 3.25%, 06/03/31(a)		200	183,962
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a)		300	306,299
T-Mobile U.S.A., Inc., 3.75%, 04/15/27		900	905,261
T-Mobile USA, Inc., 1.50%, 02/15/26		961	896,342

			2,291,864

Total Corporate Bonds — 32.1% (Cost: $135,945,262)			130,977,204

Security		Par (000)	Value

Foreign Agency Obligations

Canada — 0.3%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)	USD	1,480	$1,410,004

Chile — 0.0%
Corp Nacional del Cobre de Chile, 3.75%, 01/15/31(a)		200	200,000

Colombia — 0.1%
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)		200	205,650

Indonesia — 0.1%
Pertamina Persero PT, 3.10%, 01/21/30(a)		232	219,719

Kuwait — 0.1%
MEGlobal Canada ULC, 5.88%, 05/18/30(a)		288	320,040

Malaysia — 0.1%
Petronas Capital Ltd., 3.50%, 04/21/30(a)		200	202,892

Panama — 0.0%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		200	175,690

Peru — 0.0%
Consorcio Transmantaro SA, 4.70%, 04/16/34(a)		200	200,800

Qatar — 0.0%
Qatar Energy, 3.30%, 07/12/51(a)		200	184,000

Saudi Arabia — 0.2%
SABIC Capital I BV, 2.15%, 09/14/30(c)		232	207,640
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)		220	219,142
Saudi Telecom Co., 3.89%, 05/13/29(a)		210	218,111

			644,893

United Arab Emirates — 0.1%
DAE Funding LLC, 3.38%, 03/20/28(a)		200	187,662
DP World Crescent Ltd., 3.75%, 01/30/30(a)		200	199,500

			387,162

Total Foreign Agency Obligations — 1.0%
(Cost: $4,417,182)			4,150,850

Foreign Government Obligations

Chile — 0.1%
Republic of Chile
2.45%, 01/31/31		241	225,154
2.55%, 07/27/33		243	221,495

			446,649

Indonesia — 0.1%
Republic of Indonesia
3.55%, 03/31/32		271	277,775
7.75%, 01/17/38(a)		123	168,917

			446,692

Kazakhstan — 0.0%
Republic of Kazakhstan, 4.88%, 10/14/44(a)		200	197,500

Mexico — 0.1%
United Mexican States
4.75%, 04/27/32		251	266,060
4.60%, 02/10/48		276	263,028

			529,088

Panama — 0.1%
Republic of Panama
3.16%, 01/23/30		231	225,774
4.50%, 04/01/56		222	218,018

			443,792

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Peru — 0.1%
Republic of Peru
4.13%, 08/25/27	USD	87	$90,415
2.78%, 01/23/31		193	182,059
3.00%, 01/15/34		25	23,425
3.30%, 03/11/41		99	90,090

			385,989

Philippines — 0.0%
Republic of Philippine, 1.65%, 06/10/31		249	221,637

Qatar — 0.1%
State of Qatar, 3.75%, 04/16/30(a)		251	264,178

Romania — 0.1%
Republic of Romania
3.63%, 03/27/32(a)		86	81,378
4.00%, 02/14/51(a)		196	171,500

			252,878

Saudi Arabia — 0.1%
Republic of Saudi
5.00%, 04/17/49(a)		200	227,750
3.75%, 01/21/55(a)		200	192,000

			419,750

Uruguay — 0.1%
Republic of Uruguay
4.38%, 01/23/31		123	133,550
5.10%, 06/18/50		76	89,955

			223,505

Total Foreign Government Obligations — 0.9% (Cost: $4,091,450)			3,831,658

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.0%
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)		207	205,506
Series 2022-1, Class A1, 2.88%, 12/25/66(a)(d)		300	292,535
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)		357	356,169
Chase Home Lending Mortgage Trust, Series 2019- ATR2, Class A3, 3.50%, 07/25/49(a)(b)		196	195,325
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 03/01/52(a)(b)		150	149,733
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A, 2.68%, 05/20/34(b)		29	29,126
Credit Suisse Mortgage Capital Trust, Series 2022-ATH1, Class A1A, 2.87%, 01/25/67(a)(b)(e)		353	353,249
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, 4.30%, 03/25/67(a)(b)		125	124,320
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, (1 mo. LIBOR US + 0.85%), 1.31%, 03/25/50(a)(b)		532	529,380
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)		343	332,840
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4, 2.50%, 06/25/52(a)(b)		592	545,751
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)		387	379,139
Series 2016-2, Class A1, 2.35%, 06/25/46(a)(b)		160	152,993
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		425	399,101
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)		475	457,410
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)		340	320,893

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)	USD	449	$446,286
OBX Trust
Series 2020-EXP3, Class 2A1B, (1 mo. LIBOR US + 0.90%), 1.36%, 01/25/60(a)(b)		1,000	991,502
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)		218	207,577
PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)		385	363,985
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		500	474,705
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)		303	298,394
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)(d)		176	171,128
Series 2022-3, Class A1, 4.13%, 02/25/67(a)		446	445,040

			8,222,087

Commercial Mortgage-Backed Securities — 17.7%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 1.19%, 09/15/34(a)(b)		600	597,080
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 04/15/34(a)(b)		420	409,957
BANK
Series 2018-BN10, Class ASB, 3.64%, 02/15/61		3,375	3,395,302
Series 2019-BN18, Class A2, 3.47%, 05/15/62		1,250	1,248,652
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		400	403,860
Series 2019-C4, Class B, 3.32%, 08/15/52		360	345,746
Series 2019-C5, Class ASB, 2.99%, 11/15/52		250	246,557
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1 mo. LIBOR US + 0.75%), 1.15%, 04/15/36(a)(b)		1,000	973,977
Benchmark Mortgage Trust
Series 2018-B1, Class ASB, 3.60%, 01/15/51(b)		2,500	2,533,517
Series 2018-B2, Class ASB, 3.78%, 02/15/51(b)		2,750	2,791,548
Series 2018-B5, Class C, 4.61%, 07/15/51(b)		1,000	1,004,116
Series 2022-B34, Class A5, 3.79%, 04/15/55		505	520,127
Series 2022-B34, Class AM, 3.83%, 04/15/55(b)		265	268,207
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, (1 mo. LIBOR US + 0.67%), 1.07%, 03/15/37(a)(b)		909	901,381
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 1.32%, 10/15/36(a)(b)		659	656,178
Series 2020-FOX, Class A, (1 mo. LIBOR US + 1.00%), 1.40%, 11/15/32(a)(b)		83	82,318
Series 2021-XL2, Class A, (1 mo. LIBOR US + 0.69%), 1.09%, 10/15/38(a)(b)		776	759,368
BX Trust
Series 2018-BILT, Class D, (1 mo. LIBOR US + 1.77%), 2.17%, 05/15/30(a)(b)		270	264,569
Series 2021-ARIA, Class A, (1 mo. LIBOR US + 0.90%), 1.30%, 10/15/36(a)(b)		795	779,526
CD Mortgage Trust, Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)		520	522,117
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50		1,210	1,210,372
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	769,190
Series 2016-C2, Class AAB, 2.71%, 08/10/49		1,788	1,775,864
Commercial Mortgage Trust
Series 2013-CR10, Class A4, 4.21%, 08/10/46(b)		1,750	1,774,710
Series 2013-CR6, Class ASB, 2.62%, 03/10/46		151	150,703
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		104	104,104

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2013-CR8, Class B, 3.93%, 06/10/46(a)(b)	USD	300	$301,575
Series 2013-SFS, Class A1, 1.87%, 04/12/35(a)		60	59,162
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		325	327,204
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	1,013,497
Series 2014-CR17, Class C, 4.78%, 05/10/47(b)		1,500	1,491,994
Series 2014-CR21, Class A3, 3.53%, 12/10/47		877	871,958
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	1,011,433
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		600	603,859
Series 2015-CR23, Class A2, 2.85%, 05/10/48		657	656,706
Series 2015-CR23, Class A4, 3.50%, 05/10/48		1,500	1,504,594
Series 2015-CR24, Class B, 4.38%, 08/10/48(b)		500	502,038
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,600	1,594,869
Series 2015-LC23, Class A4, 3.77%, 10/10/48		550	555,596
Series 2018-COR3, Class A3, 4.23%, 05/10/51		160	166,733
Credit Suisse Mortgage Capital Trust, Series 2021- 980M, Class C, 3.20%, 07/15/31(a)		170	159,550
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.65%, 11/15/48(b)		750	735,500
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A, (1 mo. LIBOR US + 0.70%), 1.10%, 11/15/38(a)(b)		290	284,355
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.59%, 04/25/48(a)(b)		290	288,509
GS Mortgage Securities Trust
Series 2012-ALOH, Class A, 3.55%, 04/10/34(a)		951	950,579
Series 2013-GC13, Class A5, 4.03%, 07/10/46(b)		625	633,093
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		581	587,523
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		658	660,951
Series 2015-GC34, Class A4, 3.51%, 10/10/48		1,250	1,250,924
Series 2015-GC34, Class AAB, 3.28%, 10/10/48		1,570	1,572,706
Series 2021-STAR, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 12/15/36(a)(b)		580	574,146
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 1.55%, 05/15/38(a)(b)		552	547,160
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		1,540	1,528,927
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	505,268
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		412	408,994
Series 2015-C28, Class ASB, 3.04%, 10/15/48		983	986,386
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A4, 3.48%, 06/15/45		337	337,477
Series 2012-HSBC, Class D, 4.53%, 07/05/32(a)(b)		745	746,550
Series 2017-JP6, Class A3, 3.11%, 07/15/50		850	845,513
Series 2019-BKWD, Class A, (1 mo. LIBOR US + 1.00%), 1.40%, 09/15/29(a)(b)		207	206,373
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 04/15/38(a)(b)		142	139,469
Series 2022-OPO, Class B, 3.38%, 01/05/39(a)		150	142,569
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(b)		100	88,338
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 1.10%, 03/15/38(a)(b)		531	518,845
MF1
Series 2021-W10, Class A, (1 mo. CME Term SOFR + 1.07%), 1.37%, 12/15/34(a)(b)		120	119,911
Series 2021-W10, Class B, (1 mo. CME Term SOFR + 1.37%), 1.67%, 12/15/34(a)(b)		100	99,925
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 1.20%, 04/15/38(a)(b)		480	472,190

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.08%, 07/15/46(b)	USD	2,000	$2,009,744
Series 2013-C7, Class A4, 2.92%, 02/15/46		2,735	2,734,498
Series 2013-C8, Class A4, 3.13%, 12/15/48		700	701,546
Series 2014-C15, Class A4, 4.05%, 04/15/47		1,850	1,875,288
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	326,711
Series 2016-C30, Class ASB, 2.73%, 09/15/49		229	227,258
Series 2016-C31, Class A5, 3.10%, 11/15/49		2,525	2,495,420
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 1.45%, 03/15/39(a)(b)		700	696,930
One New York Plaza Trust, Series 2020-1NYP, Class A, (1 mo. LIBOR US + 0.95%), 1.35%, 01/15/36(a)(b)		580	571,288
PKHL Commercial Mortgage Trust, Series 2021-MF, Class B, (1 mo. LIBOR US + 1.18%), 1.58%, 07/15/38(a)(b)		544	532,305
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,513	1,520,544
SREIT Trust, Series 2021-MFP2, Class A, (1 mo. LIBOR US + 0.82%), 1.22%, 11/15/36(a)(b)		395	387,560
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		1,076	1,082,080
Series 2015-C26, Class B, 3.78%, 02/15/48		515	502,358
Series 2015-C27, Class A5, 3.45%, 02/15/48		495	495,218
Series 2015-C29, Class A4, 3.64%, 06/15/48		3,000	3,018,377
Series 2017-C39, Class A5, 3.42%, 09/15/50		1,698	1,701,421
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class A4, 3.00%, 05/15/45		174	174,212
Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	729,389

			72,324,142

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.71%, 09/15/48(b)		4,417	93,683
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 0.88%, 05/10/48(b)		2,070	44,801
Series 2015-LC21, Class XA, 0.67%, 07/10/48(b)		4,820	86,568
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.87%, 01/15/49(b)		626	37,985

			263,037

Total Non-Agency Mortgage-Backed Securities — 19.8% (Cost: $84,645,614)			80,809,266

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.1%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45		228	228,068
Series 2019-73, Class P, 3.00%, 03/25/48		715	706,082
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		81	83,432
Series 3986, Class M, 4.50%, 09/15/41		43	44,254
Series 4274, Class PN, 3.50%, 10/15/35		130	132,640
Series 4390, Class CA, 3.50%, 06/15/50		112	112,958
Series 4459, Class BN, 3.00%, 08/15/43		334	331,361
Series 4482, Class DH, 3.00%, 06/15/42		94	94,258
Series 4494, Class KA, 3.75%, 10/15/42		178	179,799
Series 4752, Class PL, 3.00%, 09/15/46		482	471,447
Series 4777, Class CB, 3.50%, 10/15/45		490	495,747
Series 4941, Class MB, 3.00%, 07/25/49		363	353,777
Series 5000, Class MA, 2.00%, 06/25/44		292	282,259
Series 5006, Class KA, 2.00%, 06/25/45		816	789,252

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 5105, Class LA, 1.50%, 04/15/44	USD	3,727	$3,659,721
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		599	590,980

			8,556,035

Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		1,895	1,905,018

Mortgage-Backed Securities — 8.9%
Fannie Mae Mortgage-Backed Securities
0.54%, 10/27/25		4,500	4,182,262
2.50%, 12/01/27 - 04/01/32		1,380	1,367,170
3.00%, 09/01/30 - 05/01/52(f)		6,593	6,525,078
4.00%, 03/01/32 - 08/01/49		5,499	5,730,952
4.50%, 09/01/26 - 01/01/48		2,434	2,565,502
5.00%, 07/01/25(g)		1	622
(12 mo. LIBOR US + 1.59%), 1.87%, 07/01/44(b)		172	177,278
(12 mo. LIBOR US + 1.59%), 3.02%, 10/01/45(b)		145	148,003
(12 mo. LIBOR US + 1.59%), 3.03%, 06/01/45(b)		219	221,695
(12 mo. LIBOR US + 1.69%), 2.71%, 07/01/43(b)		427	442,102
Freddie Mac Mortgage-Backed Securities
0.60%, 09/30/25		3,000	2,796,330
0.90%, 10/13/27		2,000	1,812,410
2.50%, 11/01/27		270	267,886
3.00%, 02/01/36		435	433,988
4.00%, 09/01/33 - 06/01/37		1,934	2,023,764
4.50%, 03/01/49		3,437	3,642,114
(12 mo. LIBOR US + 1.62%), 2.41%, 03/01/45(b)		264	271,760
(12 mo. LIBOR US + 1.62%), 3.22%, 05/01/45(b)		439	443,115
Uniform Mortgage-Backed Securities, 3.00%, 04/01/52(f)		3,485	3,408,766

			36,460,797

Total U.S. Government Sponsored Agency Securities — 11.5% (Cost: $48,208,976)			46,921,850

U.S. Treasury Obligations
U.S. Treasury Bonds, 1.75%, 08/15/41(h)		5,000	4,333,594
U.S. Treasury Notes
0.13%, 04/30/23 - 08/31/23		22,000	21,592,656
0.25%, 08/31/25		1,700	1,572,899
0.38%, 12/31/25		14,200	13,112,258
0.75%, 03/31/26		1,125	1,049,106

Total U.S. Treasury Obligations — 10.2% (Cost: $43,228,886)			41,660,513

Total Long-Term Investments — 95.0% (Cost: $401,509,536)			387,888,051

Short-Term Securities

Commercial Paper — 0.5%
Macquarie Bank Ltd., 0.28%, 11/17/22(i)		2,000	1,982,100

Security		Shares	Value

Money Market Funds — 1.0%
Dreyfus Treasury Securities Cash Management, Institutional Class, 0.12%(j)		4,027,221	$4,027,221

		Par (000)

U.S. Treasury Obligations(i) — 5.0%
U.S. Treasury Bills
1.01%, 01/26/23	USD	1,000	988,717
1.53%, 03/23/23		20,000	19,688,945

			20,677,662

Total Short-Term Securities — 6.5% (Cost: $26,716,534)			26,686,983

Options Purchased — 0.3%
(Cost: $1,031,730)			1,181,891

Total Investments Before Options Written and TBA Sale Commitments — 101.8% (Cost: $429,257,800)			415,756,925

TBA Sale Commitments(f)

Mortgage-Backed Securities — (0.8)%
Uniform Mortgage-Backed Securities, 3.00%, 04/01/52		(3,485)	(3,408,766)

Total TBA Sale Commitments — (0.8)% (Proceeds: $(3,407,200))			(3,408,766)

Options Written — (0.9)%
(Premiums Received: $(1,799,846))			(3,785,901)

Total Investments Net of Options Written and TBA Sale Commitments — 100.1% (Cost: $424,050,754)			408,562,258

Liabilities in Excess of Other Assets — (0.1)%			(289,693)

Net Assets — 100.0%			$408,272,565

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Represents or includes a TBA transaction.
(g)	Rounds to less than 1,000.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(i)	Rates are discount rates or a range of discount rates as of period end.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (2 Year)	778	06/30/22	$164,875	$(1,842,888)

Short Contracts
Japanese Government Bonds (10 Year)	1	06/13/22	1,229	(5,753)
U.S. Treasury Bonds (30 Year)	14	06/21/22	2,101	55,292
U.S. Treasury Notes (10 Year)	70	06/21/22	8,601	233,577
U.S. Ultra Treasury Bonds	23	06/21/22	4,074	125,153
U.S. Ultra Treasury Notes (10 Year)	89	06/21/22	12,057	379,954
U.S. Treasury Notes (5 Year)	659	06/30/22	75,579	1,694,220
Euro Dollar	21	12/16/24	5,108	67,829

				2,550,272

				$707,384

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	44,742	EUR	40,000	Royal Bank of Canada	06/15/22	$360

USD	313,743	CAD	400,000	Bank of America N.A.	06/15/22	(6,157)
USD	102,007	CAD	129,000	Bank of America N.A.	06/15/22	(1,161)

						(7,318)

						$(6,958)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury Notes (10 Year)	17	04/22/22	USD	126.00	USD	2,087	$1,594

Put
U.S. Treasury Notes (10 Year)	9	04/22/22	USD	121.50	USD	1,104	3,515

							$5,109

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 01/14/28	SOFR, 0.29%	Quarterly	1.59%	Semi-Annual	Bank of America N.A.	01/12/23	1.59%	USD	1,900	$12,027
10-Year Interest Rate Swap, 11/17/33	3-month LIBOR, 0.96%	Quarterly	1.94%	Semi-Annual	Bank of America N.A.	11/15/23	1.94%	USD	1,600	41,020
10-Year Interest Rate Swap, 06/26/34	SOFR, 0.29%	Quarterly	1.71%	Semi-Annual	Goldman Sachs Bank USA	06/24/24	1.71%	USD	1,020	34,157
10-Year Interest Rate Swap, 06/30/34	SOFR, 0.29%	Quarterly	1.74%	Semi-Annual	Goldman Sachs Bank USA	06/28/24	1.74%	USD	1,020	35,357

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 07/24/34	SOFR, 0.29%	Quarterly	1.42%	Semi-Annual	Goldman Sachs Bank USA	07/22/24	1.42%	USD	620	$15,582
10-Year Interest Rate Swap, 07/31/34	3-month LIBOR, 0.96%	Quarterly	1.55%	Semi-Annual	Bank of America N.A.	07/29/24	1.55%	USD	1,320	29,183
10-Year Interest Rate Swap, 08/04/34	SOFR, 0.29%	Quarterly	1.42%	Semi-Annual	Wells Fargo Bank N.A.	08/02/24	1.42%	USD	620	15,836
10-Year Interest Rate Swap, 06/07/35	SOFR, 0.29%	Quarterly	1.17%	Semi-Annual	Citibank N.A.	06/05/25	1.17%	USD	1,140	28,632
10-Year Interest Rate Swap, 12/13/35	3-month LIBOR, 0.96%	Quarterly	1.49%	Semi-Annual	Barclays Bank PLC	12/11/25	1.49%	USD	2,088	60,924

										272,718

Put
5-Year Interest Rate Swap, 08/03/27	2.75%	Semi-Annual	SOFR, 0.29%	Quarterly	Bank of America N.A.	08/01/22	2.75%	USD	3,260	$20,219
5-Year Interest Rate Swap, 01/14/28	2.59%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	01/12/23	2.59%	USD	1,900	28,110
10-Year Interest Rate Swap, 02/17/33	2.13%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	02/15/23	2.13%	USD	1,620	58,432
10-Year Interest Rate Swap, 11/17/33	1.94%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Bank of America N.A.	11/15/23	1.94%	USD	1,600	104,202
10-Year Interest Rate Swap, 06/26/34	1.71%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	06/24/24	1.71%	USD	1,020	67,349
10-Year Interest Rate Swap, 06/30/34	1.74%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	06/28/24	1.74%	USD	1,020	65,855
10-Year Interest Rate Swap, 07/24/34	1.42%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	07/22/24	1.42%	USD	620	51,030
10-Year Interest Rate Swap, 08/04/34	1.42%	Semi-Annual	SOFR, 0.29%	Quarterly	Wells Fargo Bank N.A.	08/02/24	1.42%	USD	620	50,903
10-Year Interest Rate Swap, 08/07/34	1.54%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	08/05/24	1.54%	USD	1,880	142,886
10-Year Interest Rate Swap, 06/07/35	1.17%	Semi-Annual	SOFR, 0.29%	Quarterly	Citibank N.A.	06/05/25	1.17%	USD	1,140	112,400
10-Year Interest Rate Swap, 12/13/35	1.49%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Barclays Bank PLC	12/11/25	1.49%	USD	2,088	202,678

										904,064

										$1,176,782

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
U.S. Treasury Notes (10 Year)	17	04/22/22	USD 128.00	USD 2,087	$(797)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 04/03/24	0.61%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	JPMorgan Chase Bank N.A.	04/01/22	0.61%	USD	14,570	$—
10-Year Interest Rate Swap, 08/05/32	1.45%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	08/03/22	1.45%	USD	615	(2,688)
10-Year Interest Rate Swap, 08/10/32	1.55%	Semi-Annual	SOFR, 0.29%	Quarterly	Barclays Bank PLC	08/08/22	1.55%	USD	615	(3,630)
10-Year Interest Rate Swap, 09/03/32	1.53%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Goldman Sachs Bank USA	09/01/22	1.53%	USD	2,170	(6,344)
10-Year Interest Rate Swap, 10/09/32	1.80%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Deutsche Bank AG	10/07/22	1.80%	USD	1,110	(7,882)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Deutsche Bank AG	10/11/22	1.06%	USD	765	(1,140)
10-Year Interest Rate Swap, 10/15/32	1.80%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Deutsche Bank AG	10/13/22	1.80%	USD	1,110	(8,073)
10-Year Interest Rate Swap, 11/17/32	1.85%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Bank of America N.A.	11/15/22	1.85%	USD	2,230	(21,230)
2-Year Interest Rate Swap, 11/17/24	1.74%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	11/15/22	1.74%	USD	11,055	(19,299)
2-Year Interest Rate Swap, 11/17/24	1.78%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	11/15/22	1.78%	USD	11,055	(20,663)

S C H E D U L E S O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 12/07/32	1.45%	Semi-Annual	SOFR, 0.29%	Quarterly	JPMorgan Chase Bank N.A.	12/05/22	1.45%	USD	1,090	$(8,575)
10-Year Interest Rate Swap, 12/14/32	1.15%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	(17,561)
10-Year Interest Rate Swap, 12/15/32	1.43%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	12/13/22	1.43%	USD	1,638	(12,900)
10-Year Interest Rate Swap, 12/17/32	1.42%	Semi-Annual	SOFR, 0.29%	Quarterly	JPMorgan Chase Bank N.A.	12/15/22	1.42%	USD	1,637	(12,725)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	(2,551)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(2,612)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Citibank N.A.	12/30/22	1.25%	USD	840	(3,166)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	(8,467)
2-Year Interest Rate Swap, 01/12/25	1.25%	Semi-Annual	SOFR, 0.29%	Quarterly	Deutsche Bank AG	01/10/23	1.25%	USD	7,670	(8,337)
2-Year Interest Rate Swap, 01/14/25	1.25%	Semi-Annual	SOFR, 0.29%	Quarterly	Barclays Bank PLC	01/12/23	1.25%	USD	7,670	(9,648)
2-Year Interest Rate Swap, 01/20/25	1.36%	Semi-Annual	SOFR, 0.29%	Quarterly	Wells Fargo Bank N.A.	01/18/23	1.36%	USD	3,220	(4,278)
2-Year Interest Rate Swap, 02/19/25	1.39%	Semi-Annual	SOFR, 0.29%	Quarterly	Goldman Sachs Bank USA	02/17/23	1.39%	USD	4,095	(6,610)

										(188,379)

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap, 04/03/24	3-month LIBOR, 0.96%	Quarterly	0.61%	Semi-Annual	JPMorgan Chase Bank N.A.	04/01/22	0.61%	USD	14,570	$(548,511)
2-Year Interest Rate Swap, 04/08/24	3-month LIBOR, 0.96%	Quarterly	0.74%	Semi-Annual	JPMorgan Chase Bank N.A.	04/06/22	0.74%	USD	14,570	(512,944)
10-Year Interest Rate Swap, 08/05/32	SOFR, 0.29%	Quarterly	1.95%	Semi-Annual	Deutsche Bank AG	08/03/22	1.95%	USD	615	(17,808)
10-Year Interest Rate Swap, 08/10/32	SOFR, 0.29%	Quarterly	2.05%	Semi-Annual	Barclays Bank PLC	08/08/22	2.05%	USD	615	(15,139)
10-Year Interest Rate Swap, 09/03/32	3-month LIBOR, 0.96%	Quarterly	1.53%	Semi-Annual	Goldman Sachs Bank USA	09/01/22	1.53%	USD	2,170	(183,545)
10-Year Interest Rate Swap, 10/09/32	3-month LIBOR, 0.96%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/07/22	1.80%	USD	1,110	(71,839)
10-Year Interest Rate Swap, 10/13/32	3-month LIBOR, 0.96%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06%	USD	765	(94,965)
10-Year Interest Rate Swap, 10/15/32	3-month LIBOR, 0.96%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/13/22	1.80%	USD	1,110	(72,564)
10-Year Interest Rate Swap, 11/17/32	3-month LIBOR, 0.96%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	11/15/22	1.85%	USD	2,230	(140,604)
10-Year Interest Rate Swap, 12/07/32	SOFR, 0.29%	Quarterly	1.45%	Semi-Annual	JPMorgan Chase Bank N.A.	12/05/22	1.45%	USD	1,090	(80,502)
10-Year Interest Rate Swap, 12/14/32	3-month LIBOR, 0.96%	Quarterly	1.15%	Semi-Annual	Barclays Bank PLC	12/12/22	1.15%	USD	6,170	(723,869)
10-Year Interest Rate Swap, 12/15/32	SOFR, 0.29%	Quarterly	1.43%	Semi-Annual	Deutsche Bank AG	12/13/22	1.43%	USD	1,638	(123,423)

S C H E D U L E S O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap, 12/17/32	SOFR, 0.29%	Quarterly	1.42%	Semi-Annual	JPMorgan Chase Bank N.A.	12/15/22	1.42%	USD	1,637	$(124,813)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.96%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23%	USD	758	(84,034)
10-Year Interest Rate Swap, 12/18/32	3-month LIBOR, 0.96%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25%	USD	758	(83,262)
10-Year Interest Rate Swap, 01/01/33	3-month LIBOR, 0.96%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25%	USD	840	(91,822)
10-Year Interest Rate Swap, 01/11/33	3-month LIBOR, 0.96%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44%	USD	1,530	(145,133)
2-Year Interest Rate Swap, 01/12/25	SOFR, 0.29%	Quarterly	1.75%	Semi-Annual	Deutsche Bank AG	01/10/23	1.75%	USD	7,670	(145,198)
2-Year Interest Rate Swap, 01/14/25	SOFR, 0.29%	Quarterly	1.75%	Semi-Annual	Barclays Bank PLC	01/12/23	1.75%	USD	7,670	(145,882)
2-Year Interest Rate Swap, 02/17/25	SOFR, 0.29%	Quarterly	2.25%	Semi-Annual	Deutsche Bank AG	02/15/23	2.25%	USD	7,490	(110,363)
2-Year Interest Rate Swap, 02/19/25	SOFR, 0.29%	Quarterly	2.39%	Semi-Annual	Goldman Sachs Bank USA	02/17/23	2.39%	USD	6,142	(80,505)

										(3,596,725)

										$(3,785,104)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.37.V1	1.00%	Quarterly	12/20/26	USD	6,310	$(110,002)	$(117,830)	$7,828

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
SOFR, 0.29%	Annual	0.84%	Annual	N/A	03/01/23	USD	1,660	$(10,209)	$(3,973)	$(6,236)
SOFR, 0.29%	Annual	0.62%	Annual	N/A	03/02/23	USD	600	(5,036)	(2,648)	(2,388)
SOFR, 0.29%	At Termination	(0.01)%	At Termination	07/08/22(a)	07/08/23	USD	770	(17,266)	(11,498)	(5,768)
SOFR, 0.29%	Annual	0.24%	Annual	N/A	12/08/23	USD	4,490	(140,812)	(92,391)	(48,421)
SOFR, 0.29%	Annual	0.19%	Annual	N/A	12/14/23	USD	2,078	(68,163)	(45,624)	(22,539)
SOFR, 0.29%	Annual	0.25%	Annual	N/A	01/12/24	USD	11,970	(404,675)	(263,682)	(140,993)
SOFR, 0.29%	Annual	0.24%	Annual	N/A	01/21/24	USD	3,130	(108,614)	(71,914)	(36,700)
1.06%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	02/24/24	USD	2,640	67,561	8,050	59,511
SOFR, 0.29%	Annual	0.25%	Annual	N/A	03/04/24	USD	8,580	(322,569)	(193,941)	(128,628)
3-month LIBOR, 0.96%	Quarterly	0.52%	Semi-Annual	N/A	03/07/24	USD	5,070	(186,990)	—	(186,990)
1.41%	Annual	SOFR, 0.29%	Annual	N/A	03/08/24	USD	5,710	85,397	(1,408)	86,805
1.11%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	03/10/24	USD	1,660	43,102	4,614	38,488
3-month LIBOR, 0.96%	Quarterly	0.56%	Semi-Annual	N/A	03/23/24	USD	5,070	(192,403)	—	(192,403)
3-month LIBOR, 0.96%	Quarterly	0.57%	Semi-Annual	N/A	03/25/24	USD	10,220	(387,063)	—	(387,063)
0.61%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A(a)	03/28/24	USD	3,590	133,631	48,206	85,425
1.10%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/04/22(a)	04/04/24	USD	595	16,668	2,415	14,253
0.99%	Annual	SOFR, 0.29%	Annual	04/07/22(a)	04/07/24	USD	2,380	60,430	4,313	56,117
0.99%	Annual	SOFR, 0.29%	Annual	04/07/22(a)	04/07/24	USD	2,380	60,523	4,408	56,115
0.64%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/08/22(a)	04/08/24	USD	4,850	180,209	64,397	115,812
0.65%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/11/22(a)	04/11/24	USD	2,660	98,739	35,155	63,584
0.66%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/11/22(a)	04/11/24	USD	1,420	52,392	18,444	33,948
0.68%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/12/22(a)	04/12/24	USD	3,930	143,939	49,933	94,006
0.69%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/12/22(a)	04/12/24	USD	2,660	96,807	33,171	63,636
1.08%	Annual	SOFR, 0.29%	Annual	04/13/22(a)	04/13/24	USD	4,730	112,707	—	112,707
0.73%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/14/22(a)	04/14/24	USD	2,770	99,211	32,784	66,427
0.79%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/14/22(a)	04/14/24	USD	2,660	92,200	28,270	63,930
0.80%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/14/22(a)	04/14/24	USD	2,660	91,747	27,812	63,935
0.81%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,335	46,187	14,042	32,145
0.81%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,335	46,015	13,868	32,147
0.83%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,330	45,359	13,325	32,034
0.85%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,330	44,951	12,912	32,039
0.90%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,330	43,677	11,620	32,057
0.92%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	1,330	43,102	11,076	32,026
0.94%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/20/22(a)	04/20/24	USD	2,260	72,518	18,088	54,430
SOFR, 0.29%	Annual	0.33%	Annual	04/20/22(a)	04/20/24	USD	2,680	(104,498)	(67,718)	(36,780)
0.91%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/25/22(a)	04/25/24	USD	2,640	86,335	22,704	63,631
0.94%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/25/22(a)	04/25/24	USD	2,640	84,687	21,033	63,654

S C H E D U L E S O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
0.98%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/26/22(a)	04/26/24	USD	155	$4,889	$1,149	$3,740
0.99%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/26/22(a)	04/26/24	USD	1,325	41,536	9,561	31,975
0.99%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	04/26/22(a)	04/26/24	USD	1,325	41,323	9,345	31,978
1.01%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	05/03/22(a)	05/03/24	USD	3,950	123,546	27,962	95,584
1.02%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	05/03/22(a)	05/03/24	USD	3,950	122,738	27,142	95,596
SOFR, 0.29%	Annual	2.35%	Annual	05/03/22(a)	05/03/24	USD	7,100	(1,185)	—	(1,185)
1.05%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	05/12/22(a)	05/12/24	USD	2,630	81,249	17,296	63,953
1.11%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	05/16/22(a)	05/16/24	USD	1,810	54,169	10,062	44,107
1.22%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/07/22(a)	06/07/24	USD	1,330	38,380	5,596	32,784
1.25%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/07/22(a)	06/07/24	USD	1,330	37,657	4,861	32,796
1.01%	Annual	SOFR, 0.29%	Annual	06/09/22(a)	06/09/24	USD	1,320	37,503	4,858	32,645
1.28%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/17/22(a)	06/17/24	USD	1,215	34,459	4,341	30,118
0.73%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/21/22(a)	06/21/24	USD	2,690	105,383	39,021	66,362
0.75%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/28/22(a)	06/28/24	USD	1,470	57,449	21,039	36,410
0.77%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/28/22(a)	06/28/24	USD	1,355	52,573	19,006	33,567
SOFR, 0.29%	Annual	2.50%	Annual	07/05/22(a)	07/05/24	USD	2,900	(1,266)	—	(1,266)
1.45%	Annual	SOFR, 0.29%	Annual	07/28/22(a)	07/28/24	USD	1,050	23,035	—	23,035
1.47%	Annual	SOFR, 0.29%	Annual	07/29/22(a)	07/29/24	USD	1,195	25,638	—	25,638
1.48%	Annual	SOFR, 0.29%	Annual	07/29/22(a)	07/29/24	USD	1,195	25,451	—	25,451
1.62%	Annual	SOFR, 0.29%	Annual	08/08/22(a)	08/08/24	USD	2,390	45,177	—	45,177
0.74%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	08/12/22(a)	08/12/24	USD	3,290	134,430	52,884	81,546
1.76%	Annual	SOFR, 0.29%	Annual	08/12/22(a)	08/12/24	USD	2,390	38,990	—	38,990
1.76%	Annual	SOFR, 0.29%	Annual	08/12/22(a)	08/12/24	USD	2,390	39,014	—	39,014
1.81%	Annual	SOFR, 0.29%	Annual	08/12/22(a)	08/12/24	USD	2,390	36,755	—	36,755
1.94%	Annual	SOFR, 0.29%	Annual	08/12/22(a)	08/12/24	USD	2,380	30,501	—	30,501
1.94%	Annual	SOFR, 0.29%	Annual	08/12/22(a)	08/12/24	USD	2,380	30,200	—	30,200
0.78%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	08/15/22(a)	08/15/24	USD	1,840	73,934	28,337	45,597
1.90%	Annual	SOFR, 0.29%	Annual	08/15/22(a)	08/15/24	USD	1,390	18,938	—	18,938
1.90%	Annual	SOFR, 0.29%	Annual	08/17/22(a)	08/17/24	USD	1,790	24,726	—	24,726
1.89%	Annual	SOFR, 0.29%	Annual	08/29/22(a)	08/29/24	USD	1,195	16,933	—	16,933
1.90%	Annual	SOFR, 0.29%	Annual	08/29/22(a)	08/29/24	USD	1,195	16,840	—	16,840
SOFR, 0.29%	Annual	1.70%	Annual	09/02/22(a)	09/02/24	USD	1,200	(21,528)	—	(21,528)
SOFR, 0.29%	Annual	1.72%	Annual	09/02/22(a)	09/02/24	USD	1,200	(21,119)	—	(21,119)
SOFR, 0.29%	Annual	1.42%	Annual	09/06/22(a)	09/06/24	USD	2,400	(56,602)	—	(56,602)
SOFR, 0.29%	Annual	1.46%	Annual	09/06/22(a)	09/06/24	USD	1,200	(27,274)	—	(27,274)
SOFR, 0.29%	Annual	1.51%	Annual	09/06/22(a)	09/06/24	USD	1,190	(25,843)	—	(25,843)
SOFR, 0.29%	Annual	1.52%	Annual	09/06/22(a)	09/06/24	USD	2,400	(51,723)	—	(51,723)
SOFR, 0.29%	Annual	1.52%	Annual	09/06/22(a)	09/06/24	USD	2,400	(51,863)	—	(51,863)
2.43%	Annual	SOFR, 0.29%	Annual	09/07/22(a)	09/07/24	USD	1,195	4,742	—	4,742
2.45%	Annual	SOFR, 0.29%	Annual	09/07/22(a)	09/07/24	USD	1,195	4,346	—	4,346
SOFR, 0.29%	Annual	1.61%	Annual	09/07/22(a)	09/07/24	USD	1,195	(23,772)	—	(23,772)
SOFR, 0.29%	Annual	1.71%	Annual	09/07/22(a)	09/07/24	USD	1,200	(21,510)	—	(21,510)
1.89%	Annual	SOFR, 0.29%	Annual	09/13/22(a)	09/13/24	USD	1,190	17,423	—	17,423
1.89%	Annual	SOFR, 0.29%	Annual	09/13/22(a)	09/13/24	USD	2,380	34,527	—	34,527
1.93%	Annual	SOFR, 0.29%	Annual	09/13/22(a)	09/13/24	USD	2,370	32,654	—	32,654
2.07%	Annual	SOFR, 0.29%	Annual	09/16/22(a)	09/16/24	USD	593	6,602	—	6,602

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
2.08%	Annual	SOFR, 0.29%	Annual	09/16/22(a)	09/16/24	USD	592	$6,484	$—	$6,484
2.12%	Annual	SOFR, 0.29%	Annual	09/16/22(a)	09/16/24	USD	593	6,005	—	6,005
2.07%	Annual	SOFR, 0.29%	Annual	09/19/22(a)	09/19/24	USD	1,190	13,351	—	13,351
2.07%	Annual	SOFR, 0.29%	Annual	09/19/22(a)	09/19/24	USD	1,190	13,305	—	13,305
2.08%	Annual	SOFR, 0.29%	Annual	09/19/22(a)	09/19/24	USD	1,190	13,074	—	13,074
2.10%	Annual	SOFR, 0.29%	Annual	09/19/22(a)	09/19/24	USD	2,230	23,810	—	23,810
2.27%	Annual	SOFR, 0.29%	Annual	09/20/22(a)	09/20/24	USD	2,380	17,324	—	17,324
2.28%	Annual	SOFR, 0.29%	Annual	09/20/22(a)	09/20/24	USD	1,190	8,419	—	8,419
2.30%	Annual	SOFR, 0.29%	Annual	09/20/22(a)	09/20/24	USD	2,380	15,982	—	15,982
2.31%	Annual	SOFR, 0.29%	Annual	09/20/22(a)	09/20/24	USD	1,190	7,852	—	7,852
2.31%	Annual	SOFR, 0.29%	Annual	09/20/22(a)	09/20/24	USD	1,190	7,760	—	7,760
2.46%	Annual	SOFR, 0.29%	Annual	09/23/22(a)	09/23/24	USD	1,185	4,473	—	4,473
2.47%	Annual	SOFR, 0.29%	Annual	09/23/22(a)	09/23/24	USD	1,185	4,105	—	4,105
2.67%	Annual	SOFR, 0.29%	Annual	09/27/22(a)	09/27/24	USD	1,390	(471)	—	(471)
2.68%	Annual	SOFR, 0.29%	Annual	09/27/22(a)	09/27/24	USD	1,390	(498)	—	(498)
2.72%	Annual	SOFR, 0.29%	Annual	09/30/22(a)	09/30/24	USD	530	(574)	—	(574)
SOFR, 0.29%	Annual	2.70%	Annual	09/30/22(a)	09/30/24	USD	1,431	1,166	—	1,166
SOFR, 0.29%	Annual	2.73%	Annual	09/30/22(a)	09/30/24	USD	12,879	16,618	—	16,618
2.81%	Annual	SOFR, 0.29%	Annual	10/03/22(a)	10/03/24	USD	1,395	(3,909)	—	(3,909)
2.69%	Annual	SOFR, 0.29%	Annual	10/04/22(a)	10/04/24	USD	1,300	(693)	—	(693)
SOFR, 0.29%	Annual	2.64%	Annual	10/04/22(a)	10/04/24	USD	6,000	(3,500)	—	(3,500)
SOFR, 0.29%	Annual	1.71%	Annual	12/09/22(a)	12/09/24	USD	6,580	(127,385)	—	(127,385)
1.89%	Annual	SOFR, 0.29%	Annual	02/22/23(a)	02/22/25	USD	820	13,151	—	13,151
1.99%	Annual	SOFR, 0.29%	Annual	02/27/23(a)	02/27/25	USD	1,200	16,999	—	16,999
2.53%	Annual	SOFR, 0.29%	Annual	03/28/23(a)	03/28/25	USD	4,310	15,225	—	15,225
SOFR, 0.29%	Annual	0.10%	Annual	N/A	06/02/25	USD	590	(40,720)	(28,995)	(11,725)
1.54%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	02/25/25(a)	02/25/26	USD	4,060	35,234	18,130	17,104
1.71%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	03/06/25(a)	03/06/26	USD	3,120	21,821	8,722	13,099
1.33%	Annual	SOFR, 0.29%	Annual	N/A	01/14/27	USD	4,740	187,097	—	187,097
SOFR, 0.29%	Annual	1.33%	Annual	N/A	01/14/27	USD	460	(18,135)	—	(18,135)
SOFR, 0.29%	Annual	1.15%	Annual	N/A	01/20/27	USD	708	(34,404)	(19,275)	(15,129)
SOFR, 0.29%	Annual	1.19%	Annual	N/A	01/20/27	USD	988	(46,127)	(25,064)	(21,063)
1.49%	Annual	SOFR, 0.29%	Annual	N/A	03/04/27	USD	460	15,736	—	15,736
1.54%	Annual	SOFR, 0.29%	Annual	N/A	03/04/27	USD	460	14,763	—	14,763
1.56%	Annual	SOFR, 0.29%	Annual	N/A	03/04/27	USD	460	14,293	—	14,293
1.57%	Annual	SOFR, 0.29%	Annual	N/A	03/04/27	USD	460	14,129	—	14,129
SOFR, 0.29%	Annual	1.73%	Annual	N/A	03/14/27	USD	230	(5,396)	—	(5,396)
SOFR, 0.29%	Annual	1.74%	Annual	N/A	03/14/27	USD	920	(20,971)	—	(20,971)
SOFR, 0.29%	Annual	1.75%	Annual	N/A	03/15/27	USD	230	(5,144)	—	(5,144)
SOFR, 0.29%	Annual	2.05%	Annual	N/A	03/18/27	USD	920	(7,645)	—	(7,645)
1.97%	Annual	SOFR, 0.29%	Annual	N/A	03/21/27	USD	7,260	91,479	—	91,479
SOFR, 0.29%	Annual	2.13%	Annual	N/A	03/25/27	USD	465	(2,246)	—	(2,246)
SOFR, 0.29%	Annual	2.13%	Annual	N/A	03/25/27	USD	465	(2,235)	—	(2,235)
SOFR, 0.29%	Annual	2.29%	Annual	N/A	03/31/27	USD	270	691	—	691
SOFR, 0.29%	Annual	2.30%	Annual	N/A	03/31/27	USD	270	710	—	710
SOFR, 0.29%	Annual	2.35%	Annual	N/A	03/31/27	USD	490	2,614	—	2,614
SOFR, 0.29%	Annual	1.45%	Annual	04/13/22(a)	04/13/27	USD	2,430	(92,474)	—	(92,474)
3-month LIBOR, 0.96%	Quarterly	1.63%	Semi-Annual	05/26/22(a)	05/26/27	USD	2,180	(94,389)	(14,992)	(79,397)
3-month LIBOR, 0.96%	Quarterly	0.65%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(56,314)	(33,286)	(23,028)
3-month LIBOR, 0.96%	Quarterly	0.68%	Semi-Annual	06/20/22(a)	06/20/27	USD	625	(55,510)	(32,492)	(23,018)
SOFR, 0.29%	Annual	1.25%	Annual	07/05/22(a)	07/05/27	USD	490	(24,687)	(6,837)	(17,850)
3-month LIBOR, 0.96%	Quarterly	1.35%	Semi-Annual	07/08/22(a)	07/08/27	USD	1,470	(85,201)	(31,872)	(53,329)
3-month LIBOR, 0.96%	Quarterly	1.19%	Semi-Annual	07/19/22(a)	07/19/27	USD	1,880	(123,327)	(55,366)	(67,961)

S C H E D U L E S O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
3-month LIBOR, 0.96%	Quarterly	1.48%	Semi-Annual	08/01/22(a)	08/01/27	USD	1,620	$(84,446)	$(26,626)	$(57,820)
3-month LIBOR, 0.96%	Quarterly	1.49%	Semi-Annual	08/01/22(a)	08/01/27	USD	1,620	(83,723)	(25,879)	(57,844)
SOFR, 0.29%	Annual	1.93%	Annual	08/12/22(a)	08/12/27	USD	450	(8,380)	—	(8,380)
0.50%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	08/17/27	USD	800	79,917	51,363	28,554
1.50%	Annual	SOFR, 0.29%	Annual	09/06/22(a)	09/06/27	USD	990	38,847	—	38,847
1.62%	Annual	SOFR, 0.29%	Annual	09/07/22(a)	09/07/27	USD	490	16,604	—	16,604
SOFR, 0.29%	Annual	2.03%	Annual	09/16/22(a)	09/16/27	USD	970	(14,000)	—	(14,000)
SOFR, 0.29%	Annual	1.99%	Annual	09/19/22(a)	09/19/27	USD	490	(8,140)	—	(8,140)
SOFR, 0.29%	Annual	2.00%	Annual	09/19/22(a)	09/19/27	USD	490	(7,876)	—	(7,876)
SOFR, 0.29%	Annual	2.01%	Annual	09/19/22(a)	09/19/27	USD	490	(7,611)	—	(7,611)
2.44%	Annual	SOFR, 0.29%	Annual	09/30/22(a)	09/30/27	USD	169	(785)	—	(785)
2.48%	Annual	SOFR, 0.29%	Annual	09/30/22(a)	09/30/27	USD	1,521	(9,915)	—	(9,915)
3-month LIBOR, 0.96%	Quarterly	1.68%	Semi-Annual	11/21/22(a)	11/21/27	USD	10	(435)	(110)	(325)
2.34%	Annual	SOFR, 0.29%	Annual	01/04/23(a)	01/04/28	USD	330	(35)	—	(35)
SOFR, 0.29%	Annual	1.90%	Annual	02/14/23(a)	02/14/28	USD	500	(9,762)	—	(9,762)
2.31%	Annual	SOFR, 0.29%	Annual	03/28/23(a)	03/28/28	USD	1,460	95	—	95
3-month LIBOR, 0.96%	Quarterly	0.65%	Semi-Annual	07/12/23(a)	07/12/28	USD	820	(70,606)	(51,107)	(19,499)
SOFR, 0.29%	Annual	1.54%	Annual	N/A	02/04/29	USD	2,620	(97,417)	—	(97,417)
1.78%	Annual	SOFR, 0.29%	Annual	06/30/22(a)	02/15/29	USD	3,150	85,872	(4,096)	89,968
SOFR, 0.29%	Annual	2.07%	Annual	06/30/22(a)	02/15/29	USD	1,450	(13,720)	—	(13,720)
1.58%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	10/29/30	USD	1,180	69,024	24,830	44,194
1.05%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	01/11/31	USD	980	103,258	64,803	38,455
SOFR, 0.29%	Annual	1.80%	Annual	01/15/27(a)	01/15/31	USD	430	(8,533)	—	(8,533)
3-month LIBOR, 0.96%	Quarterly	1.51%	Semi-Annual	N/A	08/19/31	USD	90	(6,524)	(2,695)	(3,829)
1.43%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	09/21/31	USD	810	66,321	31,379	34,942
1.39%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	09/22/31	USD	810	68,960	34,154	34,806
1.52%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	09/24/31	USD	1,760	130,593	53,647	76,946
1.78%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	10/18/31	USD	890	40,124	6,909	33,215
2.05%	Annual	SOFR, 0.29%	Annual	06/30/22(a)	11/15/31	USD	1,260	11,496	—	11,496
2.09%	Annual	SOFR, 0.29%	Annual	06/30/22(a)	11/15/31	USD	1,670	10,126	—	10,126
2.12%	Annual	SOFR, 0.29%	Annual	06/30/22(a)	11/15/31	USD	560	1,943	—	1,943
SOFR, 0.29%	Annual	1.63%	Annual	06/30/22(a)	11/15/31	USD	1,270	(57,203)	—	(57,203)
SOFR, 0.29%	Annual	1.80%	Annual	06/30/22(a)	11/15/31	USD	1,270	(38,521)	—	(38,521)
SOFR, 0.29%	Annual	1.82%	Annual	06/30/22(a)	11/15/31	USD	2,080	(60,792)	5,186	(65,978)
1.48%	Annual	SOFR, 0.29%	Annual	N/A	11/26/31	USD	600	30,595	6,455	24,140
SOFR, 0.29%	Annual	1.19%	Annual	N/A	12/07/31	USD	182	(14,200)	(6,746)	(7,454)
SOFR, 0.29%	Annual	1.24%	Annual	N/A	12/07/31	USD	550	(40,314)	(17,789)	(22,525)
1.46%	Annual	SOFR, 0.29%	Annual	N/A	01/06/32	USD	740	40,338	9,283	31,055
1.65%	Annual	SOFR, 0.29%	Annual	N/A	01/20/32	USD	580	22,025	—	22,025
1.74%	Annual	SOFR, 0.29%	Annual	N/A	02/08/32	USD	190	5,986	—	5,986
1.79%	Annual	SOFR, 0.29%	Annual	N/A	02/10/32	USD	930	25,062	—	25,062
1.59%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	02/22/32	USD	200	13,769	5,495	8,274
1.62%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A	02/22/32	USD	100	6,642	2,497	4,145
3-month LIBOR, 0.96%	Quarterly	1.60%	Semi-Annual	N/A	03/02/32	USD	350	(24,037)	—	(24,037)
SOFR, 0.29%	Annual	1.67%	Annual	N/A	03/02/32	USD	250	(9,632)	—	(9,632)
SOFR, 0.29%	Annual	1.68%	Annual	N/A	03/02/32	USD	250	(9,339)	—	(9,339)

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)		Value	(Received)	(Depreciation)
SOFR, 0.29%	Annual	1.51%	Annual	N/A		03/03/32	USD	500	$(26,568)	$—	$(26,568)
SOFR, 0.29%	Annual	1.54%	Annual	N/A		03/03/32	USD	500	(25,438)	—	(25,438)
SOFR, 0.29%	Annual	1.57%	Annual	N/A		03/03/32	USD	500	(23,901)	—	(23,901)
1.74%	Annual	SOFR, 0.29%	Annual	N/A		03/04/32	USD	245	7,949	—	7,949
1.75%	Annual	SOFR, 0.29%	Annual	N/A		03/04/32	USD	245	7,661	—	7,661
SOFR, 0.29%	Annual	1.62%	Annual	N/A		03/04/32	USD	570	(24,882)	—	(24,882)
1.71%	Annual	SOFR, 0.29%	Annual	N/A		03/07/32	USD	600	21,143	—	21,143
SOFR, 0.29%	Annual	1.55%	Annual	N/A		03/08/32	USD	250	(12,379)	—	(12,379)
SOFR, 0.29%	Annual	1.60%	Annual	N/A		03/08/32	USD	250	(11,249)	—	(11,249)
SOFR, 0.29%	Annual	1.61%	Annual	N/A		03/08/32	USD	250	(11,023)	—	(11,023)
SOFR, 0.29%	Annual	1.59%	Annual	N/A		03/09/32	USD	550	(25,672)	—	(25,672)
1.67%	Annual	SOFR, 0.29%	Annual	N/A		03/10/32	USD	380	14,788	—	14,788
1.73%	Annual	SOFR, 0.29%	Annual	N/A		03/11/32	USD	530	17,708	—	17,708
1.73%	Annual	SOFR, 0.29%	Annual	N/A		03/11/32	USD	280	9,381	—	9,381
1.76%	Annual	SOFR, 0.29%	Annual	N/A		03/11/32	USD	123	3,804	—	3,804
1.77%	Annual	SOFR, 0.29%	Annual	N/A		03/11/32	USD	122	3,718	—	3,718
1.81%	Annual	SOFR, 0.29%	Annual	N/A		03/14/32	USD	245	6,534	—	6,534
1.81%	Annual	SOFR, 0.29%	Annual	N/A		03/14/32	USD	180	4,784	—	4,784
1.84%	Annual	SOFR, 0.29%	Annual	N/A		03/14/32	USD	245	5,870	—	5,870
1.81%	Annual	SOFR, 0.29%	Annual	N/A		03/15/32	USD	90	2,372	—	2,372
1.83%	Annual	SOFR, 0.29%	Annual	N/A		03/15/32	USD	270	6,641	—	6,641
1.90%	Annual	SOFR, 0.29%	Annual	N/A		03/16/32	USD	760	14,203	—	14,203
1.93%	Annual	SOFR, 0.29%	Annual	N/A		03/16/32	USD	245	3,999	—	3,999
1.97%	Annual	SOFR, 0.29%	Annual	N/A		03/16/32	USD	490	5,839	—	5,839
1.91%	Annual	SOFR, 0.29%	Annual	N/A		03/17/32	USD	170	2,972	—	2,972
2.09%	Annual	SOFR, 0.29%	Annual	N/A		03/18/32	USD	250	318	—	318
SOFR, 0.29%	Annual	2.01%	Annual	N/A		03/22/32	USD	125	(1,104)	—	(1,104)
2.05%	Annual	SOFR, 0.29%	Annual	N/A		03/23/32	USD	280	1,614	—	1,614
2.09%	Annual	SOFR, 0.29%	Annual	N/A		03/23/32	USD	245	383	—	383
2.10%	Annual	SOFR, 0.29%	Annual	N/A		03/23/32	USD	245	295	—	295
2.15%	Annual	SOFR, 0.29%	Annual	N/A		03/23/32	USD	245	(977)	—	(977)
2.18%	Annual	SOFR, 0.29%	Annual	N/A		03/23/32	USD	245	(1,629)	—	(1,629)
2.23%	Annual	SOFR, 0.29%	Annual	N/A		03/24/32	USD	250	(2,733)	—	(2,733)
2.15%	Annual	SOFR, 0.29%	Annual	N/A		03/25/32	USD	600	(2,170)	—	(2,170)
SOFR, 0.29%	Annual	2.21%	Annual	N/A		03/25/32	USD	290	2,619	—	2,619
SOFR, 0.29%	Annual	2.18%	Annual	N/A		03/28/32	USD	920	5,973	—	5,973
2.30%	Annual	SOFR, 0.29%	Annual	N/A		03/30/32	USD	90	(1,436)	—	(1,436)
SOFR, 0.29%	Annual	2.27%	Annual	06/24/22	(a)	06/24/32	USD	730	7,233	—	7,233
SOFR, 0.29%	Annual	1.96%	Annual	08/17/22	(a)	08/17/32	USD	40	(737)	—	(737)
1.72%	Annual	SOFR, 0.29%	Annual	02/06/23	(a)	02/06/33	USD	520	21,117	—	21,117
1.75%	Annual	SOFR, 0.29%	Annual	02/06/23	(a)	02/06/33	USD	2,780	105,999	—	105,999
SOFR, 0.29%	Annual	2.30%	Annual	03/28/23	(a)	03/28/33	USD	520	6,000	—	6,000
3-month LIBOR, 0.96%	Quarterly	1.67%	Semi-Annual	08/06/24	(a)	08/06/34	USD	750	(43,088)	(28,521)	(14,567)
2.08%	Annual	SOFR, 0.29%	Annual	04/01/25	(a)	04/01/35	USD	660	(2,150)	—	(2,150)
0.97%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A		08/17/40	USD	140	29,895	22,984	6,911
1.25%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	N/A		11/05/40	USD	50	8,454	6,052	2,402
1.83%	Annual	SOFR, 0.29%	Annual	06/30/22	(a)	08/15/47	USD	500	23,244	—	23,244
SOFR, 0.29%	Annual	2.05%	Annual	06/30/22	(a)	08/15/47	USD	500	(1,149)	—	(1,149)
SOFR, 0.29%	Annual	2.13%	Annual	06/30/22	(a)	08/15/47	USD	490	6,336	—	6,336
1.83%	Annual	SOFR, 0.29%	Annual	06/30/22	(a)	11/15/48	USD	470	20,857	(2,195)	23,052
3-month LIBOR, 0.96%	Quarterly	1.02%	Semi-Annual	N/A		08/17/50	USD	100	(26,846)	(21,244)	(5,602)
3-month LIBOR, 0.96%	Quarterly	1.87%	Semi-Annual	N/A		02/19/51	USD	80	(6,964)	(1,742)	(5,222)
3-month LIBOR, 0.96%	Quarterly	1.91%	Semi-Annual	N/A		02/22/51	USD	40	(3,180)	(554)	(2,626)
3-month LIBOR, 0.96%	Quarterly	1.90%	Semi-Annual	N/A		06/11/51	USD	170	(12,912)	(2,349)	(10,563)

S C H E D U L E S O F I N V E S T M E N T S	107

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)		Value	(Received)	(Depreciation)
SOFR, 0.29%	Annual	1.62%	Annual	N/A		01/06/52	USD	100	$(7,930)	$(1,097)	$(6,833)
SOFR, 0.29%	Annual	1.67%	Annual	04/01/42	(a)	04/01/52	USD	270	15	—	15
1.09%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/20/22	(a)	06/20/52	USD	115	30,187	23,999	6,188
1.14%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	06/20/22	(a)	06/20/52	USD	115	29,019	22,767	6,252
0.88.%	Semi-Annual	3-month LIBOR, 0.96%	Quarterly	07/12/23	(a)	07/12/53	USD	150	44,509	38,880	5,629
1.67%	Annual	SOFR, 0.29%	Annual	01/15/25	(a)	01/15/55	USD	93	4,583	—	4,583
1.69%	Annual	SOFR, 0.29%	Annual	01/15/27	(a)	01/15/57	USD	50	1,674	—	1,674

									$1,356,760	$24,909	$1,331,851

(a)	Forward Swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,220,635	$(1,313,556)	$4,222,839	$(2,883,160)	$—
Options Written	N/A	N/A	719,446	(2,705,501)	(3,785,901)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,556,025	$—	$2,556,025
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	360	—	—	360
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,181,891	—	1,181,891
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	7,828	—	—	4,215,011	—	4,222,839

	$—	$7,828	$—	$360	$7,952,927	$—	$7,961,115

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,848,641	$—	$1,848,641
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,318	—	—	7,318
Options written
Options written at value	—	—	—	—	3,785,901	—	3,785,901
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	2,883,160	—	2,883,160

	$—	$—	$—	$7,318	$8,517,702	$—	$8,525,020

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$1,193,111	$—	$1,193,111
Forward foreign currency exchange contracts	—	—	—	(21,949)	—	—	(21,949)
Options purchased(a)	—	—	—	—	327,624	—	327,624
Options written	—	—	—	—	(122,901)	—	(122,901)
Swaps	—	(18,804)	—	—	(442,498)	—	(461,302)

	$—	$(18,804)	$—	$(21,949)	$955,336	$—	$914,583

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(502,701)	$—	$(502,701)
Forward foreign currency exchange contracts	—	—	—	(16,590)	—	—	(16,590)
Options purchased(b)	—	—	—	—	(126,127)	—	(126,127)
Options written	—	—	—	—	(332,621)	—	(332,621)
Swaps	—	7,828	—	—	346,903	—	354,731

	$—	$7,828	$—	$(16,590)	$(614,546)	$—	$(623,308)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E S O F I N V E S T M E N T S	109

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$154,438,964
Average notional value of contracts — short	$109,872,126
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$381,679
Average amounts sold — in USD	$—	(a)
Options
Average value of option contracts purchased	$36,643
Average value of option contracts written	$31,131
Average notional value of swaption contracts purchased	$61,051,366
Average notional value of swaption contracts written	$202,457,520
Credit default swaps
Average notional value — buy protection	$2,485,000
Interest rate swaps
Average notional value — pays fixed rate	$74,051,049
Average notional value — received fixed rate	$117,398,726

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$30,392	$80,997
Forward foreign currency exchange contracts	360	7,318
Options(a)	1,181,891	3,785,901
Swaps — centrally cleared	—	360,087

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,212,643	$4,234,303

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(35,501)	(441,881)

Total derivative assets and liabilities subject to an MNA	$1,177,142	$3,792,422

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A	$206,651	$(169,152)	$—	$—	$37,499
Barclays Bank PLC	263,602	(263,602)	—	—	—
Citibank N.A	141,032	(94,988)	—	—	46,044
Deutsche Bank AG	229,428	(229,428)	—	—	—
Goldman Sachs Bank USA	269,330	(269,330)	—	—	—
Royal Bank of Canada	360	—	—	—	360
Wells Fargo Bank N.A.	66,739	(4,278)	—	—	62,461

	$1,177,142	$(1,030,778)	$—	$—	$146,364

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(c)	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Bank of America N.A	$169,152	$(169,152)	$—	$—	$—
Barclays Bank PLC	1,069,329	(263,602)	—	(760,000)	45,727
Citibank N.A.	94,988	(94,988)	—	—	—

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series S Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(c)	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Deutsche Bank AG	$677,180	$(229,428)	$(447,752)	$—	$—
Goldman Sachs Bank USA	489,425	(269,330)	—	—	220,095
JPMorgan Chase Bank N.A.	1,288,070	—	—	(1,288,070)	—
Wells Fargo Bank N.A.	4,278	(4,278)	—	—	—

	$3,792,422	$(1,030,778)	$(447,752)	$(2,048,070)	$265,822

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$79,536,710	$—	$79,536,710
Corporate Bonds	—	130,977,204	—	130,977,204
Foreign Agency Obligations	—	4,150,850	—	4,150,850
Foreign Government Obligations	—	3,831,658	—	3,831,658
Non-Agency Mortgage-Backed Securities	—	80,456,017	353,249	80,809,266
U.S. Government Sponsored Agency Securities	—	46,921,850	—	46,921,850
U.S. Treasury Obligations	—	41,660,513	—	41,660,513
Short-Term Securities
Commercial Paper	—	1,982,100	—	1,982,100
Money Market Funds	4,027,221	—	—	4,027,221
U.S. Treasury Obligations	—	20,677,662	—	20,677,662
Options Purchased
Interest Rate Contracts	5,109	1,176,782	—	1,181,891
Liabilities
TBA Sale Commitments	—	(3,408,766)	—	(3,408,766)

	$4,032,330	$407,962,580	$353,249	$412,348,159

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$7,828	$—	$7,828
Foreign Currency Exchange Contracts	—	360	—	360
Interest Rate Contracts	2,556,025	4,215,011	—	6,771,036
Liabilities
Foreign Currency Exchange Contracts	—	(7,318)	—	(7,318)
Interest Rate Contracts	(1,849,438)	(6,668,264)	—	(8,517,702)

	$706,587	$(2,452,383)	$—	$(1,745,796)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	111

Schedule of Investments March 31, 2022	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds

Alaska — 1.0%
Alaska Housing Finance Corp., Refunding RB, Series A, VRDN, 0.51%, 04/07/22(a)	USD	100	$100,000

Arizona — 1.5%
City of Avondale, RB, 5.00%, 07/01/22		150	151,437

California — 4.5%
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 06/01/22		200	200,966
Los Angeles County Sanitation Districts Financing Authority, RB, Series A, 5.00%, 10/01/22		250	254,771

			455,737

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, Sub- Series C-3, VRDN, 0.50%, 04/07/22(a)		100	100,000

Florida — 5.9%
City of Gainesville Utilities System Revenue, Refunding RB, Series A, VRDN, 0.51%, 04/07/22(a)		100	100,000
County of St. Lucie, Refunding RB, VRDN, 0.35%, 04/01/22(a)		100	100,000
Orlando Utilities Commission, RB, Series 2, VRDN, 0.48%, 04/07/22(a)		400	400,000

			600,000

Illinois — 6.4%
City of Aurora, Refunding RB, VRDN, 0.52%, 04/07/22(a)		100	100,000
County of Cook, GO, Refunding, Series B, 4.00%, 11/15/22		200	203,162
Illinois Finance Authority, Refunding RB, Sub-Series C3A, VRDN, 0.51%, 04/07/22(a)		350	350,000

			653,162

Louisiana — 1.0%
Louisiana Public Facilities Authority, Refunding RB, VRDN, 0.53%, 04/07/22(a)		100	100,000

Maryland — 1.5%
Maryland EDC, RB, Series A, VRDN, 0.48%, 04/07/22(a)		150	150,000

Massachusetts — 2.9%
Massachusetts Health & Educational Facilities Authority, RB, VRDN, 0.50%, 04/07/22(a)		200	200,000
Massachusetts Water Resources Authority, Refunding RB, Series A-3, VRDN, 0.47%, 04/07/22(a)		100	100,000

			300,000

Michigan — 1.9%
Board of Trustees Michigan University, TECP, 0.38%, 04/05/22		200	199,996

Mississippi — 2.0%
Mississippi Business Finance Corp., RB, Series C, VRDN, 0.37%, 04/01/22(a)		200	200,000

Missouri — 3.4%
City of Kansas City, Refunding RB, Series E, VRDN, 0.49%, 04/07/22(a)		350	350,000

Nebraska — 3.2%
Nebraska Investment Finance Authority, RB, Series C, VRDN, (GNMA/FNMA/FHLMC), 0.45%, 04/07/22(a)		125	125,000
Omaha Public Power District
TECP, 0.14%, 05/04/22		100	99,948
TECP, 0.42%, 06/06/22		100	99,923

			324,871

Security	Par (000)		Value

Nevada — 2.0%
County of Clark Department of Aviation
Refunding RB, Series D-2B, VRDN, 0.51%, 04/07/22(a)	USD	100	$100,000
Refunding RB, Series D-3, VRDN, 0.47%, 04/07/22(a)		100	100,000

			200,000

New Jersey — 1.0%
County of Middlesex, GO, Refunding, BAN, 2.00%, 06/01/22		100	100,154

New York — 21.6%
City of New York, GO, Sub-Series I-3, VRDN, 0.47%, 04/07/22(a)		100	100,000
Metropolitan Transportation Authority, RB, Sub-Series E-1, VRDN, 0.43%, 04/01/22(a)		300	300,000
New York City Housing Development Corp., RB, Series I, VRDN, 0.48%, 04/07/22(a)		100	100,000
New York City Municipal Water Finance Authority, Refunding RB, Sub-Series A-2, VRDN, 0.36%, 04/01/22(a)		200	200,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, VRDN, 0.43%, 04/01/22(a)		200	200,000
New York State HFA, RB, VRDN, 0.50%, 04/07/22(a)		300	300,000
New York State Power Authority Revenue
TECP, 0.15%, 04/13/22		100	99,987
TECP, 0.19%, 06/14/22		200	199,742
Port Authority of New York and New Jersey
TECP, 0.16%, 04/13/22		100	99,985
TECP, 0.55%, 05/11/22		200	199,948
State of New York Mortgage Agency, Refunding RB, Series 2, VRDN, 0.55%, 04/07/22(a)		400	400,000

			2,199,662

North Carolina — 1.0%
University of North Carolina at Chapel Hill, Refunding RB, Series A, VRDN, 0.36%, 04/01/22(a)		100	100,000

North Dakota — 1.0%
North Dakota HFA, RB, VRDN, 0.50%, 04/07/22(a)		100	100,000

Ohio — 2.9%
Akron Bath Copley Joint Township Hospital District, RB, Series A-R, VRDN, 0.52%, 04/07/22(a)		200	200,000
County of Franklin, RB, Series D, VRDN, 0.49%, 04/07/22(a)		100	100,000

			300,000

Pennsylvania — 3.2%
General Authority of Southcentral Pennsylvania, Refunding RB, VRDN, 0.55%, 04/01/22(a)		200	200,000
Owen J. Roberts School District, GO, Refunding, (State Aid Withholding), 4.00%, 09/01/22		125	126,466

			326,466

South Carolina — 2.0%
Charleston Public Facilities Corp., RB, 5.00%, 09/01/22		200	203,283

Tennessee — 1.9%
Metropolitan Government Nashville & Davidson County, TECP, 0.75%, 06/02/22		200	199,979

Texas — 19.7%
City of Austin Water & Wastewater System Revenue, Refunding RB, VRDN, 0.53%, 04/07/22(a)		300	300,000
City of Houston Combined Utility System Revenue, Refunding RB, VRDN, 0.53%, 04/07/22(a)		200	200,000
Dallas ISD, GO, (GTD-PSF), 5.00%, 02/15/23		200	206,004
Fort Bend ISD
TECP, 0.55%, 05/27/22		100	99,963
TECP, 0.60%, 05/27/22		200	199,931
Garland, TECP, 0.13%, 04/05/22		200	199,989

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2022	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Texas (continued)
Lower Colorado River Authority, TECP, 0.63%, 04/28/22	USD	200	$199,995
State of Texas
GO, Series A, VRDN, 0.52%, 04/07/22(a)		100	100,000
GO, VRDN, 0.52%, 04/07/22(a)		200	200,000
GO, VRDN, 0.54%, 04/07/22(a)		100	100,000
Texas A&M University Revenue Financing, TECP, 0.14%, 06/02/22		200	199,779

			2,005,661

Virginia — 4.1%
Fairfax County IDA, Refunding RB, VRDN, 0.51%, 04/07/22(a)		120	120,000
Loudoun County EDA, RB, Series F, VRDN, 0.48%, 04/07/22(a)		300	300,000

			420,000

Security	Par (000)		Value

Washington — 1.9%
County of King
TECP, 0.45%, 06/09/22	USD	100	$99,931
TECP, 0.90%, 06/22/22		100	99,995

			199,926

Wisconsin — 2.9%
Wisconsin Housing & EDA, RB, Series D, VRDN, (FNMA COL), 0.50%, 04/07/22(a)		300	300,000

Total Investments — 101.4% (Cost: $10,346,746)			10,340,334

Liabilities in Excess of Other Assets — (1.4)%			(139,173)

Net Assets — 100.0%			$10,201,161

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$10,340,334	$—	$10,340,334

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	113

Statements of Assets and Liabilities

March 31, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,641,445,316	$474,545,308	$404,609,853
Cash	—	—	33,406
Cash pledged:
Collateral — OTC derivatives	490,000	—	—
Futures contracts	—	524,710	636,000
Receivables:
Investments sold	—	1,026,099	—
TBA sale commitments	25,945,213	—	—
Capital shares sold	338,044	412,706	181,727
Dividends — unaffiliated	9,632	103	1,498
Interest — unaffiliated	6,294,615	4,151,227	4,770,916
From the Manager	39,661	40,504	27,021
Principal paydowns	7,190	—	—
Variation margin on futures contracts	—	83,684	1,095
Swap premiums paid	91,544	—	—
Unrealized appreciation on OTC swaps	243,507	—	—
Prepaid expenses	32,080	21,431	19,749

Total assets	2,674,936,802	480,805,772	410,281,265

LIABILITIES
Cash received as collateral for TBA commitments	720,000	—	—
TBA sale commitments at value(e)	25,372,099	—	—
Payables:
Investments purchased	7,089,608	2,293,773	3,517,402
Capital shares redeemed	275,469	636,428	512,425
Income dividend distributions	5,592,917	1,189,785	1,351,102
Interest expense and fees	—	—	40,994
Trustees’ and Officer’s fees	3,462	2,719	1,883
Other accrued expenses	200,456	147,727	82,929
Professional fees	59,433	56,539	54,752
Variation margin on futures contracts	—	557	90,110
Swap premiums received	557,072	—	—
Unrealized depreciation on:
OTC swaps	49,113	—	—
Unfunded floating rate loan interests	8,105	—	—

Total accrued liabilities	39,927,734	4,327,528	5,651,597

Other Liabilities
TOB Trust Certificates	—	—	22,111,000

Total other liabilities	—	—	22,111,000

Total liabilities	39,927,734	4,327,528	27,762,597

NET ASSETS	$2,635,009,068	$476,478,244	$382,518,668

NET ASSETS CONSIST OF
Paid-in capital	$2,740,022,265	$503,272,215	$374,697,145
Accumulated earnings (loss)	(105,013,197)	(26,793,971)	7,821,523

NET ASSETS	$2,635,009,068	$476,478,244	$382,518,668

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

NET ASSET VALUE
Shares outstanding	$272,598,302	$48,418,074	$34,343,351

Net asset value	$9.67	$9.84	$11.14

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,742,388,044	$498,244,599	$402,106,133
(e) Proceeds from TBA sale commitments	$25,945,213	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Assets and Liabilities  (continued)

March 31, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$2,332,906,810	$—	$415,756,925
Investments at value — affiliated(b)	—	11,725,920	—
Cash	—	42,187,788	1,374,261
Cash pledged:
Collateral — OTC derivatives	2,070,000	—	2,260,000
Collateral — TBA commitments	5,617,000	—	—
Futures contracts	1,743,000	965,190	1,385,925
Centrally cleared swaps	428,773	10,000	1,789,000
Foreign currency, at value(c)	—	—	388,517
Receivables:
Investments sold	1,541,174	—	502,150
Options written	—	—	412,330
TBA sale commitments	604,838,717	—	3,407,200
Capital shares sold	1,869,313	12,879	2,407,781
Dividends — affiliated	—	20,380	—
Dividends — unaffiliated	396	—	487
Interest — unaffiliated	3,589,530	—	1,442,575
From the Manager	57,401	12,448	29,610
Principal paydowns	—	—	4,606
Variation margin on futures contracts	23,931	1,078	30,392
Swap premiums paid	379,761	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	360
OTC swaps	620,779	—	—
Prepaid expenses	28,725	16,236	19,910

Total assets	2,955,715,310	54,951,919	431,212,029

LIABILITIES
Options written at value(d)	—	—	3,785,901
TBA sale commitments at value(e)	600,907,712	—	3,408,766
Payables:
Investments purchased	1,222,180,066	—	13,343,701
Capital shares redeemed	1,063,657	183,591	240,294
Income dividend distributions	1,939,085	—	604,900
Trustees’ and Officer’s fees	5,025	524	1,591
Options written	—	—	883,559
Other accrued expenses	264,285	34,285	165,708
Professional fees	50,607	40,335	56,642
Variation margin on futures contracts	90,589	120,445	80,997
Variation margin on centrally cleared swaps	150,616	1,262	360,087
Swap premiums received	1,922,590	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	7,318
OTC swaps	945,705	—	—

Total liabilities	1,829,519,937	380,442	22,939,464

NET ASSETS	$1,126,195,373	$54,571,477	$408,272,565

NET ASSETS CONSIST OF
Paid-in capital	$1,216,025,912	$85,761,264	$428,903,960
Accumulated loss	(89,830,539)	(31,189,787)	(20,631,395)

NET ASSETS	$1,126,195,373	$54,571,477	$408,272,565

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

NET ASSET VALUE
Shares outstanding	123,586,992	6,098,689	44,001,040

Net asset value	$9.11	$8.95	$9.28

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,393,368,587	$—	$429,257,800

(b) Investments, at cost — affiliated	$—	$12,137,299	$—

(c) Foreign currency at cost	$—	$—	$388,065

(d) Premiums received	$—	$—	$1,799,846

(e) Proceeds from TBA sale commitments	$604,838,717	$—	$3,407,200

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Assets and Liabilities  (continued)

March 31, 2022

BATS: Series V Portfolio

ASSETS
Investments at value — unaffiliated(a)	$10,340,334
Cash	78,295
Receivables:
Interest — unaffiliated	15,502
From the Manager	52,666
Deferred offering costs	5,588
Prepaid expenses	18,341

Total assets	10,510,726

LIABILITIES
Payables:
Investments purchased	254,918
Income dividend distributions	2,713
Other accrued expenses	23,423
Professional fees	28,511

Total liabilities	309,565

NET ASSETS	$10,201,161

NET ASSETS CONSIST OF
Paid-in capital	$10,207,573
Accumulated loss	(6,412)

NET ASSETS	$10,201,161

NET ASSET VALUE
Shares outstanding	$1,020,758

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$10,346,746

See notes to financial statements.

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$26,013	$528	$2,886
Interest — unaffiliated	57,507,444	14,097,738	16,157,842
Other income	223	—	—

Total investment income	57,533,680	14,098,266	16,160,728

EXPENSES
Accounting services	145,432	63,581	57,554
Professional	69,183	61,493	102,151
Pricing	51,624	61,862	67,329
Registration	36,344	114,874	42,127
Trustees and Officer	32,108	10,960	8,697
Custodian	29,496	35,452	6,111
Transfer agent	17,057	136,085	27,233
Proxy	—	43,210	—
Miscellaneous	47,236	21,274	27,017

Total expenses excluding interest expense	428,480	548,791	338,219
Interest expense and fees(a)	—	—	142,343

Total expenses	428,480	548,791	480,562
Less:
Fees waived and/or reimbursed by the Manager	(426,079)	(503,741)	(338,139)

Total expenses after fees waived and/or reimbursed	2,401	45,050	142,423

Net investment income	57,531,279	14,053,216	16,018,305

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	862,550	3,116,425	8,587,898
Futures contracts	—	(161,625)	1,019,065
Swaps	186,838	(2,021)	—

	1,049,388	2,952,779	9,606,963

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(92,190,767)	(35,086,586)	(29,592,803)
Futures contracts	—	(199,098)	198,018
Swaps	143,681	(5,631)	—
Unfunded floating rate loan interests	(8,899)	—	—

	(92,055,985)	(35,291,315)	(29,394,785)

Net realized and unrealized loss	(91,006,597)	(32,338,536)	(19,787,822)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,475,318)	$(18,285,320)	$(3,769,517)

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Operations  (continued)

Year Ended March 31, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$1,059	$—	$999
Dividends — affiliated	—	231,396	—
Interest — unaffiliated	13,869,089	—	5,516,632
Other income	—	3,665	—

Total investment income	13,870,148	235,061	5,517,631

EXPENSES
Registration	215,183	30,734	141,807
Transfer agent	134,486	18,355	48,770
Accounting services	98,516	36,110	55,790
Custodian	80,241	2,663	16,203
Professional	61,113	43,969	59,760
Pricing	57,312	88	31,140
Proxy	45,132	—	34,346
Trustees and Officer	21,867	2,772	8,074
Miscellaneous	36,757	13,892	48,002

Total expenses	750,607	148,583	443,892
Less:
Fees waived and/or reimbursed by the Manager	(703,943)	(148,558)	(409,046)

Total expenses after fees waived and/or reimbursed	46,664	25	34,846

Net investment income	13,823,484	235,036	5,482,785

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(27,448,853)	—	(546,588)
Investments — affiliated	—	(28,931)	—
Options written	774,626	—	(122,901)
Futures contracts	3,559,055	1,475,395	1,193,111
Forward foreign currency exchange contracts	—	—	(21,949)
Foreign currency transactions	—	—	(11,824)
Swaps	358,204	(5,013,456)	(461,302)

	(22,756,968)	(3,566,992)	28,547

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(55,521,468)	—	(15,929,194)
Investments — affiliated	—	(564,635)	—
Options written	(20,148)	—	(332,621)
Futures contracts	2,000,277	1,597,810	(502,701)
Forward foreign currency exchange contracts	—	—	(16,590)
Foreign currency translations	—	(24)	(12,074)
Swaps	489,768	3,920,219	354,731

	(53,051,571)	4,953,370	(16,438,449)

Net realized and unrealized gain (loss)	(75,808,539)	1,386,378	(16,409,902)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(61,985,055)	$1,621,414	$(10,927,117)

See notes to financial statements.

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Period Ended March 31, 2022

BATS: Series V Portfolio(a)

INVESTMENT INCOME
Interest — unaffiliated	$6,006
Other income	52

Total investment income	6,058

EXPENSES
Organization and offering	98,496
Professional	46,152
Accounting services	33,236
Transfer agent	15,090
Registration	2,541
Pricing	2,352
Trustees and Officer	1,533
Custodian	1,500
Miscellaneous	4,943

Total expenses	205,843
Less:
Fees waived and/or reimbursed by the Manager	(205,843)

Total expenses after fees waived and/or reimbursed	—

Net investment income	6,058

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	(6,412)

Net realized and unrealized loss	(6,412)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(354)

(a)	The Fund commenced operations on May 5, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Year Ended March 31,		Year Ended March 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$57,531,279	$40,789,661	$14,053,216	$14,948,398
Net realized gain (loss)	1,049,388	(783,664)	2,952,779	14,503,919
Net change in unrealized appreciation (depreciation)	(92,055,985)	108,808,046	(35,291,315)	11,203,803

Net increase (decrease) in net assets resulting from operations	(33,475,318)	148,814,043	(18,285,320)	40,656,120

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(58,245,586)	(40,128,829)	(23,188,564)	(32,056,095)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,185,576,541	396,792,718	(16,974,059)	62,059,277

NET ASSETS
Total increase (decrease) in net assets	1,093,855,637	505,477,932	(58,447,943)	70,659,302
Beginning of year	1,541,153,431	1,035,675,499	534,926,187	464,266,885

End of year	$2,635,009,068	$1,541,153,431	$476,478,244	$534,926,187

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,018,305	$13,730,844	$13,823,484	$24,438,343
Net realized gain (loss)	9,606,963	1,080,504	(22,756,968)	28,234,959
Net change in unrealized appreciation (depreciation)	(29,394,785)	34,899,084	(53,051,571)	(26,073,680)

Net increase (decrease) in net assets resulting from operations	(3,769,517)	49,710,432	(61,985,055)	26,599,622

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,907,969)	(13,607,770)	(23,422,463)	(35,084,303)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,581,504	51,229,978	14,436,016	198,873,987

NET ASSETS
Total increase (decrease) in net assets	(18,095,982)	87,332,640	(70,971,502)	190,389,306
Beginning of year	400,614,650	313,282,010	1,197,166,875	1,006,777,569

End of year	$382,518,668	$400,614,650	$1,126,195,373	$1,197,166,875

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$235,036	$246,326	$5,482,785	$5,829,319
Net realized gain (loss)	(3,566,992)	(3,108,870)	28,547	4,096,233
Net change in unrealized appreciation (depreciation)	4,953,370	6,618,363	(16,438,449)	6,512,758

Net increase (decrease) in net assets resulting from operations	1,621,414	3,755,819	(10,927,117)	16,438,310

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	—	(6,382,365)	(6,345,846)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(224,900)	8,113,981	26,676,083	242,511,087

NET ASSETS
Total increase in net assets	1,396,514	11,869,800	9,366,601	252,603,551
Beginning of year	53,174,963	41,305,163	398,905,964	146,302,413

End of year	$54,571,477	$53,174,963	$408,272,565	$398,905,964

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

BATS: Series V Portfolio
Period from 05/05/21(a) to 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,058
Net change in unrealized appreciation (depreciation)	(6,412)

Net decrease in net assets resulting from operations	(354)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(6,058)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,207,573

NET ASSETS
Total increase in net assets	10,201,161

Beginning of period	—

End of period	$10,201,161

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio

	Year Ended March 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$9.99		$9.05		$9.99		$10.14		$10.14

Net investment income(a)	0.26		0.31		0.45		0.53		0.58
Net realized and unrealized gain (loss)	(0.31)		0.94		(0.94)		(0.11)		(0.03)

Net increase (decrease) from investment operations	(0.05)		1.25		(0.49)		0.42		0.55

Distributions(b)
From net investment income	(0.27)		(0.31)		(0.45)		(0.52)		(0.49)
From net realized gain	—		—		—		(0.05)		(0.06)

Total distributions	(0.27)		(0.31)		(0.45)		(0.57)		(0.55)

Net asset value, end of year	$9.67		$9.99		$9.05		$9.99		$10.14

Total Return(c)
Based on net asset value	(0.59)%		13.95%		(5.22)%		4.31%		5.55%

Ratios to Average Net Assets(d)
Total expenses	0.02%		0.04%		0.05%		0.04%		0.12%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%

Net investment income	2.64%		3.20%		4.45%		5.26%		5.65%

Supplemental Data
Net assets, end of year (000)	$2,635,009		$1,541,153		$1,035,675		$977,286		$571,583

Portfolio turnover rate	45	%(f)	26%		48%		43%		45%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 34%.

See notes to financial statements.

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Year Ended March 31,
	2022	2021		2020		2019		2018

Net asset value, beginning of year	$10.69	$10.49		$10.28		$10.18		$10.31

Net investment income(a)	0.28	0.33		0.38		0.39		0.37
Net realized and unrealized gain (loss)	(0.66)	0.60		0.27		0.10		(0.08)

Net increase (decrease) from investment operations	(0.38)	0.93		0.65		0.49		0.29

Distributions(b)
From net investment income	(0.29)	(0.33)		(0.38)		(0.39)		(0.37)
From net realized gain	(0.18)	(0.40)		(0.06)		(0.00	)(c)	(0.05)

Total distributions	(0.47)	(0.73)		(0.44)		(0.39)		(0.42)

Net asset value, end of year	$9.84	$10.69		$10.49		$10.28		$10.18

Total Return(d)
Based on net asset value	(3.88)%	8.70%		6.31%		5.05%		2.82%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.09%		0.09%		0.09%		0.11%

Total expenses after fees waived and/or reimbursed	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Net investment income	2.59%	2.96%		3.55%		3.91%		3.55%

Supplemental Data
Net assets, end of year (000)	$476,478	$534,926		$464,267		$372,928		$388,674

Portfolio turnover rate	42%	85%		83%		55%		31%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Year Ended March 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.75		$10.53		$10.91		$10.78		$10.49

Net investment income(a)	0.46		0.45		0.43		0.47		0.45
Net realized and unrealized gain (loss)	(0.56)		1.22		(0.37)		0.21		0.30

Net increase (decrease) from investment operations	(0.10)		1.67		0.06		0.68		0.75

Distributions(b)
From net investment income	(0.45)		(0.45)		(0.44)		(0.47)		(0.45)
From net realized gain	(0.06)		—		—		(0.08)		(0.01)

Total distributions	(0.51)		(0.45)		(0.44)		(0.55)		(0.46)

Net asset value, end of year	$11.14		$11.75		$10.53		$10.91		$10.78

Total Return(c)
Based on net asset value	(1.07)%		16.16%		0.33%		6.44%		7.22%

Ratios to Average Net Assets(d)
Total expenses	0.11%		0.15%		0.18%		0.21%		0.27%

Total expenses after fees waived and/or reimbursed	0.03%		0.04%		0.06%		0.08%		0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%

Net investment income	3.80%		4.06%		3.78%		4.35%		4.17%

Supplemental Data
Net assets, end of year (000)	$382,519		$400,615		$313,282		$234,886		$180,142

Borrowings outstanding, end of year (000)	$22,111		$18,987		$10,713		$8,085		$6,625

Portfolio turnover rate	26%		31%		54%		53%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.

See notes to financial statements.

128	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Year Ended March 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$9.77		$9.81		$9.59		$9.47		$9.69

Net investment income(a)	0.11		0.21		0.30		0.31		0.25
Net realized and unrealized gain (loss)	(0.59)		0.05		0.25		0.15		(0.16)

Net increase (decrease) from investment operations	(0.48)		0.26		0.55		0.46		0.09

Distributions from net investment income(b)	(0.18)		(0.30)		(0.33)		(0.34)		(0.31)

Net asset value, end of year	$9.11		$9.77		$9.81		$9.59		$9.47

Total Return(c)
Based on net asset value	(4.98)%		2.68%		5.86%		4.94%		0.91%

Ratios to Average Net Assets(d)
Total expenses	0.06%		0.05%		0.06%		0.08%		0.08%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%

Net investment income	1.11%		2.12%		3.03%		3.30%		2.59%

Supplemental Data
Net assets, end of year (000)	$1,126,195		$1,197,167		$1,006,778		$799,774		$810,031

Portfolio turnover rate(f)	1,473%		1,500%		1,316%		1,209%		1,515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	665%	896%	813%	683%	833%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Year Ended March 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$8.69		$7.92		$9.25		$9.56		$9.38

Net investment income(a)	0.04		0.06		0.12		0.12		0.08
Net realized and unrealized gain (loss)	0.22		0.71		(1.33)		(0.34)		0.15

Net increase (decrease) from investment operations	0.26		0.77		(1.21)		(0.22)		0.23

Distributions(b)
From net investment income	—		—		(0.12)		(0.09)		(0.05)
Return of capital	—		—		(0.00	)(c)	—		—

Total distributions	—		—		(0.12)		(0.09)		(0.05)

Net asset value, end of year	$8.95		$8.69		$7.92		$9.25		$9.56

Total Return(d)
Based on net asset value	2.99%		9.72%		(13.25)%		(2.32)%		2.49%

Ratios to Average Net Assets(e)
Total expenses	0.28%		0.46%		0.31%		0.20%		0.19%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Net investment income	0.45%		0.71%		1.33%		1.24%		0.89%

Supplemental Data
Net assets, end of year (000)	$54,571		$53,175		$41,305		$51,654		$84,080

Portfolio turnover rate	0%		36%		15%		0%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

130	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Year Ended March 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$9.73		$9.23		$9.50		$9.38		$9.53

Net investment income(a)	0.14		0.18		0.27		0.25		0.20
Net realized and unrealized gain (loss)	(0.43)		0.54		(0.23)		0.13		(0.09)

Net increase (decrease) from investment operations	(0.29)		0.72		0.04		0.38		0.11

Distributions from net investment income(b)	(0.16)		(0.22)		(0.31)		(0.26)		(0.26)

Net asset value, end of year	$9.28		$9.73		$9.23		$9.50		$9.38

Total Return(c)
Based on net asset value	(3.02)%		7.80	%(d)	0.34%		4.11%		1.15%

Ratios to Average Net Assets(e)
Total expenses	0.12%		0.13%		1.14%		0.69%		0.76%

Total expenses after fees waived and/or reimbursed	0.01%		0.02%		0.99%		0.56%		0.59%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.01%		0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Net investment income	1.42%		1.89%		2.84%		2.62%		2.11%

Supplemental Data
Net assets, end of year (000)	$408,273		$398,906		$146,302		$163,176		$175,939

Portfolio turnover rate	68	%(g)	124	%(g)	144	%(g)	184	%(g)	263	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.
(g)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate	67%	122%	101%	112%	148%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio
	Period from 05/05/21(a) to 03/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.01
Net realized and unrealized loss	(0.01)

Net increase from investment operations	0.00

Distributions from net investment income(c)	(0.01)

Net asset value, end of period	$9.99

Total Return(d)
Based on net asset value	0.01	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.00	%(g)

Net investment income	0.13	%(g)

Supplemental Data
Net assets, end of period (000)	$10,201

Portfolio turnover rate	283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.

See notes to financial statements.

132	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Series V were expensed by Series V and reimbursed by the Manager. The Manager reimbursed Series V $25,000, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or     comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,     credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics     issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private     Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity     in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

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Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests.

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Series A	Project Pearl Pasco Holdings LLC	$1,751,832	$1,751,832	$1,743,727	$(8,105)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar RollTransactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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Notes to Financial Statements  (continued)

and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOBTrusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
Series E	$ 76,413	$ 52,417	$ 13,513	$ 142,343

For the year ended March 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
Series E	$ 37,878,498	$ 22,111,000	0.54% -0.63%	$ 19,281,512	0.73%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2022.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: Certain Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

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Notes to Financial Statements  (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty

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is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived
Series A	$ 426,079
Series C	503,741
Series E	338,139
Series M	703,943
Series P	148,558
Series S	409,046
Series V	205,843

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

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Notes to Financial Statements  (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain
Series C	$510,183	$394,453	$ 7,057
Series V	100,002	100,000	—

7.	PURCHASES AND SALES

For the year ended March 31, 2022, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term investments, were as follows:

Fund Name/Asset Type	Purchases	Sales
Series A
Non-U.S. Government Securities	$2,180,153,471	$919,130,435
Series C
Non-U.S. Government Securities	201,907,769	218,296,799
U.S. Government Securities	22,505,890	27,416,865
Series E
Non-U.S. Government Securities	118,212,165	108,372,552
Series M
Non-U.S. Government Securities	21,618,780,944	21,483,836,382
U.S. Government Securities	—	41,737,500
Series P
Non-U.S. Government Securities	—	3,205,400
Series S
Non-U.S. Government Securities	198,110,599	153,494,964
U.S. Government Securities	87,050,581	101,205,112
Series V
Non-U.S. Government Securities	16,754,126	9,950,000

For the year ended March 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Series A	$225,502,238	$225,024,556
Series M	11,768,644,480	11,804,187,779
Series S	6,901,797	6,919,018

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, permanent differences attributable to certain deemed distributions and net operating losses were reclassified to the following accounts:

	Series C	Series E	Series P
Paid-in capital	$1,936,422	$359,935	$(239,681)
Accumulated earnings (loss)	(1,936,422)	(359,935)	239,681

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Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

	Period	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Tax-exempt income	03/31/22	$—	$—	$15,351,567	$—	$—	$—	$6,038
	03/31/21	—	—	13,502,771	—	—	—	—
Ordinary income	03/31/22	58,245,586	15,152,416	814,317	23,422,463	—	6,382,365	20
	03/31/21	40,128,829	22,856,090	104,999	35,084,303	—	6,345,846	—
Long-term capital gains	03/31/22	—	8,036,148	1,742,085	—	—	—	—
	03/31/21	—	9,200,005	—	—	—	—	—

Total	03/31/22	$58,245,586	$23,188,564	$17,907,969	$23,422,463	$—	$6,382,365	$6,058

	03/31/21	$40,128,829	$32,056,095	$13,607,770	$35,084,303	$—	$6,345,846	$—

As of March 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Undistributed tax-exempt income	$—	$—	$284,500	$—	$—	$—	$—
Undistributed ordinary income	—	—	17,823	675,869	—	—	—
Undistributed long-term capital gains	—	—	5,522,097	—	—	—	—
Non-expiring capital loss carryforwards(a)	(4,798,710)	—	—	(33,840,374)	(30,700,542)	(6,255,143)	—
Net unrealized gains (losses)(b)	(100,214,487)	(24,271,377)	2,274,359	(56,666,034)	(489,245)	(14,376,252)	(6,412)
Qualified late-year losses(c)	—	(2,522,594)	(277,256)	—	—	—	—

	$(105,013,197)	$(26,793,971)	$7,821,523	$(89,830,539)	$(31,189,787)	$(20,631,395)	$(6,412)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2022, the funds listed below utilized the following amounts of their respective capital loss carryforwards:

	Series A	Series E
Amount utilized	$861,658	$1,947,294

As of March 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Tax cost	$2,742,409,143	$498,582,222	$380,224,494	$2,393,396,132	$12,216,919	$429,449,086	$10,346,746

Gross unrealized appreciation	$9,624,678	$5,589,003	$15,083,751	$9,600,976	$2,121,215	$8,120,741	$—
Gross unrealized depreciation	(109,824,656)	(29,625,915)	(12,809,392)	(66,267,010)	(2,610,433)	(22,430,896)	(6,412)

Net unrealized appreciation (depreciation)	$(100,199,978)	$(24,036,912)	$2,274,359	$(56,666,034)	$(489,218)	$(14,310,155)	$(6,412)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds (except Series V), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war,

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Notes to Financial Statements  (continued)

acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer

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margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/22		Year Ended 03/31/21
Fund Name	Shares	Amounts	Shares	Amounts
Series A
Shares sold	132,680,891	$1,328,660,314	60,842,553	$601,725,262
Shares redeemed	(14,382,169)	(143,083,773)	(20,951,929)	(204,932,544)

	118,298,722	$1,185,576,541	39,890,624	$396,792,718

Series C
Shares sold	10,950,876	$117,403,754	20,459,749	$228,205,940
Shares redeemed	(12,573,491)	(134,377,813)	(14,686,532)	(166,146,663)

	(1,622,615)	$(16,974,059)	5,773,217	$62,059,277

Series E
Shares sold	12,688,652	$151,830,799	12,192,027	$137,455,055
Shares redeemed	(12,435,072)	(148,249,295)	(7,854,502)	(86,225,077)

	253,580	$3,581,504	4,337,525	$51,229,978

Series M
Shares sold	32,197,355	$311,588,070	50,963,949	$506,033,332
Shares redeemed	(31,160,094)	(297,152,054)	(31,004,779)	(307,159,345)

	1,037,261	$14,436,016	19,959,170	$198,873,987

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Notes to Financial Statements  (continued)

	Year Ended 03/31/22			Year Ended 03/31/21
Fund Name	Shares	Amounts		Shares	Amounts
Series P
Shares sold	3,709,976	$31,649,680		3,776,282	$31,318,249
Shares redeemed	(3,733,889)	(31,874,580)		(2,870,221)	(23,204,268)

	(23,913)	$(224,900)		906,061	$8,113,981

Series S
Shares sold	19,121,099	$181,995,461		36,062,687	$348,486,957
Shares redeemed	(16,121,324)	(155,319,378)		(10,915,607)	(105,975,870)

	2,999,775	$26,676,083		25,147,080	$242,511,087

Series V
Shares sold	1,423,582	$14,235,811	(a)	—	$—
Shares redeemed	(402,824)	(4,028,238	)(a)	—	—

	1,020,758	$10,207,573		—	$—

(a)	For the period from May 5, 2021 (commencement of operations) to March 31, 2022.

As of March 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 250,000 Shares of Series V.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 14, 2022, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.50 billion, (ii) update the interest terms at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum and (iii) extend the termination date to April 2023.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio and the Board of Trustees of BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio of BlackRock Allocation Target Shares, including the schedules of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statement of assets and liabilities of BATS: Series V Portfolio of BlackRock Allocation Target Shares (collectively with BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio, the “Funds”), including the schedule of investments, as of March 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the period from May 5, 2021 (commencement of operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BATS: Series V Portfolio as of March 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 5, 2021 (commencement of operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 20, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	147

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as exempt-interest dividends for the fiscal year ended March 31, 2022:

Fund Name	Exempt-Interest Dividends
Series E	$ 15,671,507
Series V	6,005

The following amounts, or maximum amounts allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2022:

Fund Name	Qualified Dividend Income
Series C	$ 621,013

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Series C	$ 8,036,148
Series E	2,102,020

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2022:

Fund Name	Federal Obligation Interest
Series C	$ 228,240
Series M	229,992
Series S	236,121

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Series C	2.46%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2022:

Fund Name	Interest Dividends
Series A	$ 57,690,649
Series C	14,340,827
Series E	456,331
Series M	22,720,214
Series S	6,464,538
Series V	53

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2022:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains
Series A	$ 44,403,702	$ —
Series C	11,024,258	730,655
Series E	456,331	348,550
Series M	22,720,214	—
Series S	5,388,688	—
Series V	53	—

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Allocation Target Shares (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds,met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	149

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 103 Portfolios	ADP (data and information services) 2004- 2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			75 RICs consisting of 105 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			73 RICs consisting of 103 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester; Professor of Practice, Johns Hopkins University since 2021.

			75 RICs consisting of 105 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			73 RICs consisting of 103 Portfolios	The Boeing Company

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Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)
Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			75 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Karen P. Robards 1950	Trustee (Since 2019)

Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.

			73 RICs consisting of 103 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 262 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 264 Portfolios	None

(a)   The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)   Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	151

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi AssetComplex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006;Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trust. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trust.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trust.

Ms. Robards intends to retire as a Trustee of the Trust and, in that regard, has resigned as a Trustee of the Trust effective as of May 31, 2022.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BATS: Series C Portfolio, held on October 26, 2021, Fund shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1b. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1j. To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1k. To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1l. To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

A D D I T I O N A L I N F O R M A T I O N	153

Additional Information  (continued)

Proposal 1m. To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,374,588	1,600	2,986

Proposal 1n. To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
44,373,564	1,600	4,010

At a Joint Special Meeting of Shareholders of BATS: Series M Portfolio, held on October 26, 2021, Fund shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1b. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1j. To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1k. To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

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Additional Information  (continued)

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1l. To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,568

Proposal 1m. To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,365,789	1,975	3,658

Proposal 1n. To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
116,356,604	11,160	3,568

At a Joint Special Meeting of Shareholders of BATS: Series S Portfolio, held on October 26, 2021, Fund shareholders were asked to vote on the following proposals:

Proposal 1. To approve the amendment or elimination, as applicable, of certain of the fundamental investment restrictions of the Fund.

Proposal 1b. To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1e. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
35,359,977	0	0

Proposal 1f. To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1g. To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1h. To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending.

A D D I T I O N A L I N F O R M A T I O N	155

Additional Information  (continued)

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1j. To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1k. To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1l. To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,359,977	0	0

Proposal 1m. To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,358,871	0	1,106

Proposal 1n. To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
38,358,871	0	1,106

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

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Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

A D D I T I O N A L I N F O R M A T I O N	157

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLN	Credit-Linked-Note

CLO	Collateralized Loan Obligation

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

VRDN	Variable Rate Demand Note

158	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$40,086	$39,693	$420	$0	$18,100	$16,100	$0	$0
BATS: Series C Portfolio	$35,292	$34,946	$420	$0	$18,100	$16,100	$0	$0
BATS: Series E Portfolio	$41,106	$40,703	$420	$0	$16,800	$14,200	$0	$0
BATS: Series M Portfolio	$31,416	$31,108	$420	$0	$18,100	$16,100	$0	$0
BATS: Series P Portfolio	$19,992	$19,796	$420	$0	$18,100	$16,100	$0	$0
BATS: Series S Portfolio	$35,292	$34,946	$420	$0	$18,100	$16,100	$0	$0
BATS: Series V Portfolio	$37,026	N/A	$0	$0	$23,500	N/A	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$18,520	$16,100
BATS: Series C Portfolio	$18,520	$16,100
BATS: Series E Portfolio	$17,220	$14,200
BATS: Series M Portfolio	$18,520	$16,100
BATS: Series P Portfolio	$18,520	$16,100
BATS: Series S Portfolio	$18,520	$16,100
BATS: Series V Portfolio	$23500	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 20, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: May 20, 2022